UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07538

LORD ABBETT SECURITIES TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2015

Item 1:	Report(s) to Shareholders.

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Alpha Strategy Fund

Fundamental Equity Fund

Growth Leaders Fund

International Core Equity Fund

International Dividend Income Fund

International Opportunities Fund

Value Opportunities Fund

For the fiscal year ended October 31, 2015

Table of Contents

1	A Letter to Shareholders

13	Investment Comparisons

20	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation/Sector

Schedules of Investments:

35	Alpha Strategy Fund

36	Fundamental Equity Fund

39	Growth Leaders Fund

42	International Core Equity Fund

48	International Dividend Income Fund

55	International Opportunities Fund

63	Value Opportunities Fund

68	Statements of Assets and Liabilities

72	Statements of Operations

74	Statements of Changes in Net Assets

80	Financial Highlights

108	Notes to Financial Statements

138	Report of Independent Registered Public Accounting Firm

139	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund, and Lord Abbett Value Opportunities Fund

Annual Report

For the fiscal year ended October 31, 2015

Daria L. Foster, Trustee, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Trustee, President and Chief Executive Officer

Alpha Strategy Fund

For the fiscal year ended October 31, 2015, the Fund returned 2.54%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the combined 85% Russell 2000® Index1/15% S&P Developed Ex-U.S. SmallCap® Index,2 which returned 1.21% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500® Index3 rising 5.20% during the trailing 12-month period. Despite this general move upwards, there were a few periods of short-term volatility, most notably in January 2015, when the S&P 500® declined 3.1% and, in August 2015, when the index dropped 6.3%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices, with oil in particular plunging 60% from a June 2014 high to a six-year low in March of 2015. Finally, the real U.S. gross domestic product (GDP) initially was reported to have contracted by 0.2% in the first quarter of 2015; however, that figure was later revised up to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the advanced estimate from the Bureau of Economic Analysis indicated that real GDP increased 1.5% in the third quarter of 2015.

During the period, the performance of underlying investment strategies, as well as the Fund’s strategic allocation, contributed to relative performance. The Fund’s exposure to international small-cap stocks and domestic small-cap value equities contributed to relative performance, as each of these investment strategies significantly outperformed the Fund’s benchmark index and the underlying investment strategies’ indexes. Within the international equity allocation, security selection in the financials and industrials sectors contributed positively to performance, relative to the underlying index. Similarly, stock selection in the financials and information technology sectors contributed to the performance within the domestic small-cap value strategy.

Detracting from the Fund’s relative performance was its exposure to domestic small-cap growth equities, as this investment strategy underperformed the Fund’s benchmark index. Within this underlying strategy, stock selection in the information technology and healthcare sectors detracted from performance relative to the Fund’s underlying index. Also detracting from the Fund’s relative performance was exposure to the domestic micro-cap growth underlying strategy. Stock selection within the information technology and consumer discretionary sectors caused this investment strategy to underperform its underlying index.

Fundamental Equity Fund

For the fiscal year ended October 31, 2015, the Fund returned 1.18%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the

Russell 1000® Value Index,4 which returned 0.53% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500® Index3 rising 5.20% during the trailing 12-month period. Despite this general move upward, there were a few periods of short-term volatility, most notably in January 2015, when the S&P 500 declined 3.1%, and in August 2015, when the index dropped 6.3%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices, with oil, in particular, plunging 60% from a June 2014 high to a six-year low in March 2015. Finally, U.S. real gross domestic product (GDP) initially was reported to have contracted by 0.2% in the first quarter of 2015; however, that figure was later revised up to a modest 0.6% expansion. In the second quarter of 2015, real GDP increased 3.9%, while the advanced estimate from the Bureau of Economic Analysis indicated that real GDP increased 1.5% in the third quarter of 2015.

The Fund outperformed its index for the period. Stock selection within the information technology and consumer staples sectors contributed to relative performance during the period. Shares of Vantiv, Inc., a technology holding company, steadily increased due to impressive revenue/transaction growth, despite difficult comparisons. Performance from Vantiv’s Integrated Software Vendors (ISVs) and eCommerce segments likely contributed to its performance. Shares of Activision, Inc., a videogame developer and publisher, climbed due to user growth, revenue monetization, and a strong offering of games, all of which aided margin expansion. Within the consumer staples sector, shares of Mondelez International, Inc., a snack food and beverage company, benefited from a reduction in overhead, plant closings in its legacy network, and near-term and long-term revenue growth opportunities in emerging markets. Despite volatility during the past 12 months, shares of PepsiCo, a global food and beverage company, climbed year over year in the face of a challenging global macro environment.

Stock selection detracted from the performance within the consumer discretionary and energy sectors. Shares of Time Warner Inc., a media and entertainment company, fell as the market reacted poorly to media stocks surrounding concerns on the decline in pay-TV subscribers. Despite the sell-off, growth opportunities remain in the HBO, Turner, and Warner Bros. segments. Shares of PVH Corp., an apparel company, detracted from performance, as sell-side analysts highlighted weakness in the U.S. retail market, particularly in apparel and accessories. Within the energy sector, shares of Marathon Oil Corp., an oil and natural gas exploration and production company, declined this year, as the company was adversely affected by lower commodity prices. These macroeconomic concerns hurt the company’s cash flow outlook and return on equity. In addition, shares of Devon Energy Corp., a natural gas and oil producer, also fell due to weak commodity prices, which resulted in declining earnings.

Growth Leaders Fund

For the fiscal year ended October 31, 2015, the Growth Leaders Fund returned 8.84%, reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,5 which returned 9.18% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500® Index3 rising 5.20% during the trailing 12-month period. Despite this general move upward, there were a few periods of short-term volatility, most notably in January 2015, when the S&P 500 declined 3.1%, and in August 2015, when the index dropped 6.3%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices, with oil, in particular, plunging 60% from a June 2014 high to a six-year low in March of 2015. Finally, the real U.S. gross domestic product (GDP) initially was reported to have contracted by 0.2% in the first quarter of 2015; however, that figure was later revised up to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the advanced estimate from the

Bureau of Economic Analysis indicated that real GDP increased 1.5% in the third quarter of 2015.

The largest detractor from the Fund’s performance during the trailing 12-month period was security selection in the healthcare sector. Within this sector, the Fund’s holdings of Alexion Pharmaceuticals, Inc., a biopharmaceutical company, detracted most. Shares of Alexion were pressured in September 2015, after the company announced the timeline for the approval of one of its drugs had been extended by three months. Another detractor from performance within the healthcare sector was the Fund’s position in SAGE Therapeutics, Inc., a clinical-stage biopharmaceutical company. In September 2015, SAGE reported generally positive data from an early stage clinical trial of one of its drugs; however, further questions surrounding its efficacy remained.

Security selection in the financials sector also detracted from relative performance during the period. Within this sector, the Fund’s holdings of WisdomTree Investments, Inc., an asset management company focusing exclusively on exchange-traded funds (ETFs), detracted most. Shares of WisdomTree faced some weakness following notable outflows in two of the company’s marquee ETFs. Also detracting from relative performance within the financials sector was the Fund’s position in SVB Financial Group, a diversified financial services, bank holding, and financial holding company. Shares of

SVB Financial fell noticeably in July after the company reported decelerating loan growth in the second quarter of 2015.

The leading contributor to the Fund’s performance during the period was security selection in the consumer discretionary sector. Within this sector, the Fund’s holdings of Netflix, Inc., a provider of Internet television network, contributed most. Its shares rose during the period as the company continued to expand into untapped international markets. Another contributor within this sector during the period was the Fund’s position in Amazon.com, Inc., an e-commerce company. Shares of Amazon advanced as the company experienced accelerating year-over-year revenue growth and margin expansion across all of its core business segments.

Another contributor to the Fund’s relative performance during the period was its underweight position in the energy sector. Over the past 12 months, the energy sector was the worst-performing sector within the Fund’s benchmark. During this time, the Fund’s average exposure to the energy sector was approximately 2.5% less than that of its benchmark, which helped buoy relative performance. Security selection within the materials sector also contributed to the Fund’s performance during the period. Within this sector, the Fund’s holdings of Sherwin-Williams Co., a developer, manufacturer, and distributor of paint, contributed most. Shares of Sherwin-

Williams received a boost after the company announced Lowe’s Companies, Inc., a home improvement retailer, would begin to sell a line of Sherwin-Williams paint in its stores beginning in March 2015, which added another channel to Sherwin-Williams’ existing distribution network.

International Core Equity Fund

For the fiscal year ended October 31, 2015, the Fund returned -4.16%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE Index with Gross Dividends,6 which returned 0.37% over the same period.

Over the period, global equity markets experienced significant volatility, partly as a result of sharp moves in commodity prices, low interest rates, and uncertainty around Chinese economic growth. Overall, Europe (as measured by the Euro Stoxx 507) fell roughly -3.46% in U.S. dollars for the period, while Japan’s Nikkei 2258 rose 8.02%.

By the end of 2014, crude oil prices had fallen by over 40% from the mid-year peak, as production consistently exceeded demand. Prices moved lower over the period, with WTI crude oil struggling to rise above $60 per barrel. In addition, the U.S. dollar strengthened going into 2015, as the market generally felt that the Federal Reserve (Fed) would begin to raise rates in the middle of the year, although the Fed has yet to raise its interest rate above the 0-0.25% target range.

In contrast, the European Central Bank (ECB) announced an asset purchase program in January to support investment and consumption. European markets were adversely affected by concerns around Greece’s solvency, yet a deal was eventually struck with creditors. In Asia, the Bank of Japan continued its quantitative easing (QE) program, which has acted as a tailwind for Japanese equities. The People’s Bank of China (PBoC) was also active over the trailing 12 months, cutting its interest rates six times to support a slowing economy.

Market volatility sharply increased after the devaluation of the Chinese yuan, which drew attention to the impact of slowing Chinese growth on the global economy. In the weeks following the devaluation announcement, global equity markets fell more than 10%, in some of the largest intraday moves since the global financial crisis of 2008-09. Markets subsequently recovered towards the end of the trailing 12-month period, supported by central banks debating further stimulus and relatively robust results from large bellwether companies.

During the period, the Fund’s underperformance relative to the benchmark was driven by stock selection, particularly within the consumer discretionary and telecommunications services sectors. Within the consumer discretionary sector, Hong Kong-based casino operator SJM Holdings Ltd. detracted from relative performance. Shares of the company declined, as visitors decreased and margins moved lower. In addition, Great Wall Motor Co., a Chinese automobile manufacturer, performed poorly over the period after the company cut its price on two sports utility vehicle models amid increased competition in the market.

In the telecommunications services sector, Scandinavian telephone company Teliasonera AB detracted from relative performance. The company is facing fines due to allegations of corruption in Uzbekistan, while reports questioning the firm’s transparency about its Eurasian business also hurt the share price.

Although the Fund underperformed its benchmark during the period, stock selection within the financials sector contributed to the Fund’s relative performance during the period. Within financials, shares of Indiabulls Housing Finance Ltd., an Indian home loan company, rallied last year, supported by resilient lending activity, declining funding costs, and expectations of a better credit rating. In addition, shares of Italian asset management firm Anima Holding SpA rose, as the company was highlighted as one of the firms benefiting from the ECB’s QE program and growth in asset-managed products in Italy.

Stock selection within the utilities sector also bolstered the Fund’s relative performance. Within the sector, shares of Hong-Kong listed infrastructure company Cheung Kong Infrastructure Holdings Ltd. performed well, supported by a significant increase in profitability and a higher-than-expected interim dividend payment.

International Dividend Income Fund

For the fiscal year ended October 31, 2015, the Fund returned -11.74%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the MSCI All Country World Ex-U.S. Value Index with Gross Dividends,9 which returned -8.06% over the same period.

Over the period, global equity markets experienced significant volatility, partly as a result of sharp moves in commodity prices, low interest rates, and uncertainty around Chinese economic growth. Overall, Europe (as measured by the Euro Stoxx 507) fell roughly -3.46% in U.S. dollars for the period, while Japan’s Nikkei 2258 rose 8.02%.

By the end of 2014, crude oil prices had fallen by over 40% from the mid-year peak, as production consistently exceeded demand. Prices moved lower over the period, with WTI crude oil struggling to rise above $60 per barrel. In addition, the U.S. dollar strengthened going into 2015, as the market generally felt that the Federal Reserve (Fed) would begin to raise rates in the middle of the year, although the Fed has yet to raise its interest rate above the 0-0.25% target range.

In contrast, the European Central Bank (ECB) announced an asset purchase program in January to support investment and consumption. European markets were adversely affected by concerns around

Greece’s solvency, yet a deal was eventually struck with creditors. In Asia, the Bank of Japan continued its quantitative easing (QE) program, which has acted as a tailwind for Japanese equities. The People’s Bank of China (PBoC) was also active over the trailing 12 months, cutting its interest rates six times to support a slowing economy.

Market volatility sharply increased after the devaluation of the Chinese yuan, which drew attention to the impact of slowing Chinese growth on the global economy. In the weeks following the devaluation announcement, global equity markets fell more than 10%, in some of the largest intraday moves since the global financial crisis of 2008-09. Markets subsequently recovered towards the end of the trailing 12-month period, supported by central banks debating further stimulus and relatively robust results from large bellwether companies.

The Fund’s underperformance was driven by stock selection, particularly within the energy and health care sectors. In the energy sector, Canadian oil and natural gas producers Baytex Energy Corp. and Crescent Point Energy Corp. detracted from relative performance. Given the industry in which they operate, both companies are leveraged to the oil price, which declined significantly over the course of the year. Additionally, Crescent Point cut its dividend in the middle of the period, sparking concerns that Baytex may do the same.

In the health care sector, Swiss pharmaceuticals and diagnostics company Roche Holding AG detracted from relative performance. The company’s stock price was hurt when the Swiss National Bank unexpectedly unpegged the Swiss franc from the euro, which prompted analysts to lower earnings and sales estimates out to 2020.

Although the Fund underperformed its benchmark during the period, stock selection within the financials sector contributed to the Fund’s relative performance during the period. Shares of Italian asset management firm Anima Holding SpA rose as the company was highlighted as one of the firms benefiting from the ECB’s QE program and growth in asset managed products in Italy. In addition, shares of Japanese homebuilder Daiwa House Industry Co. rose, as the firm was supported by an improving real estate market in Japan, as well as strong new orders for business and corporate facilities and single detached homes.

International Opportunities Fund

For the fiscal year ended October 31, 2015, the Fund returned 9.36%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index,2 which returned 5.83% over the same period.

     Over the period, global equity markets experienced significant volatility, partly as a result of sharp moves in commodity prices,

low interest rates, and uncertainty around Chinese economic growth. Overall, Europe (as measured by the Euro Stoxx 507) fell roughly -3.46% in U.S. dollars for the period, while Japan’s Nikkei 2258 rose 8.02%.

By the end of 2014, crude oil prices had fallen by over 40% from the mid-year peak, as production consistently exceeded demand. Prices moved lower over the period, with WTI crude oil struggling to rise above $60 per barrel. In addition, the U.S. dollar strengthened going into 2015, as the market generally felt that the Federal Reserve (Fed) would begin to raise rates in the middle of the year, although the Fed has yet to raise its interest rate above the 0-0.25% target range.

In contrast, the European Central Bank (ECB) announced an asset purchase program in January to support investment and consumption. European markets were adversely affected by concerns around Greece’s solvency, yet a deal was eventually struck with creditors. In Asia, the Bank of Japan continued its quantitative easing (QE) program, which has acted as a tailwind for Japanese equities. The People’s Bank of China (PBoC) was also active over the trailing 12 months, cutting its interest rates six times to support a slowing economy.

Market volatility sharply increased after the devaluation of the Chinese yuan, which drew attention to the impact of slowing Chinese growth on the global economy. In the weeks following the devaluation announcement, global equity markets fell more than 10%, in some of the largest intraday moves since the global financial crisis of 2008. Markets subsequently recovered towards the end of the trailing 12-month period, supported by central banks debating further stimulus and relatively robust results from large bellwether companies.

Stock selection, most notably in the financials and industrials sectors, was the primary driver of relative outperformance during the period. Within financials, shares of Italian asset management firm Anima Holding SpA rose as the company was highlighted as one of the firms benefitting from the ECB’s QE program and growth in asset managed products in Italy. In addition, shares of Indiabulls Housing Finance Ltd., an Indian home loan company rallied during the period, supported by resilient lending activity, declining funding costs and expectations of a better credit rating.

Within the industrials sector, shares of Dutch recruitment company USG People N.V. were stronger over the period, as the firm’s sales growth was high relative to peers and labor market trends have been supportive in the Netherlands.

Conversely, stock selection in the energy and utilities sectors detracted from relative performance. Within the energy sector, shares of Genel Energy plc, an oil company headquartered in the United Kingdom, fell significantly over the period. The company halted oil exploration in July as it awaited payments due from the Kurdistan Regional Government, and its share price was also hurt by declines in the oil price. In addition, shares of Scottish oil and gas exploration firm Cairn Energy plc fell, while the Indian Income Tax Department assessed that the firm may owe US$1.6 billion in taxes, plus interest and penalties.

Within the utilities sector, APR Energy plc, a mobile turbine power business, adversely affected the Fund’s relative performance. Toward the end of 2014, the firm announced that it had temporarily suspended operations in Libya, and that this would have a significant negative impact on the company’s performance for the year.

Value Opportunities Fund

For the fiscal year ended October 31, 2015, the Fund returned 3.67%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2500TM Index,10 which returned 1.50% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500® Index3 rising more than 5.20% during the trailing 12-month period. Despite this general move upward, there were a few periods of short-term volatility, most notably in January 2015, when the S&P 500 declined 3.1%, and in August 2015, when the index dropped 6.3%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the decline in energy prices, with oil, in particular, plunging 60% from June 2014 to a six-year low in March 2015. Finally, the U.S. real gross domestic product (GDP) initially was reported to have contracted by 0.2% in the first quarter of 2015; however, that figure was later revised up to a modest 0.6% expansion. In the second quarter of 2015, real GDP increased 3.9%, while the advanced estimate from the Bureau of Economic Analysis indicated that real GDP increased 1.5% in the third quarter of 2015.

During the period, stock selection in the financials and information technology sectors contributed to the Fund’s relative outperformance. Within the financials sector, shares of HCC Insurance Holdings, Inc., a specialty insurer, immediately increased following the announcement that the company would be acquired at a premium by Tokio Marine Holdings, Inc. Western Alliance Bancorporation, a bank holding company, experienced strong annualized loan growth and tax rates below expectations.

Within the information technology sector, shares of Vantiv, Inc., a technology holding company, steadily increased due to impressive revenue/transaction growth, despite difficult comparisons. Strong performance from Vantiv’s Integrated Software Vendors (ISVs) distribution and eCommerce segments likely contributed to its stock performance. Shares of Sapient Corporation, a marketing and technology services provider, rose dramatically in the middle of the period immediately after it agreed to be purchased for a premium to its share value in November 2014.

Conversely, stock selection in the industrials and healthcare sectors was a main detractor from the Fund’s performance over the period. Within the industrials sector, shares of Genesee & Wyoming, Inc., an owner and operator of regional railroads, stumbled due to weaker-than-expected volumes and management’s reduced guidance for second quarter earnings. Shares of United Rentals, Inc., an equipment rental holding company, fell, in part due to the company’s exposure to oil markets and foreign currency headwinds.

Within the healthcare sector, shares of ExamWorks Group, Inc., a provider of independent medical examinations and medical-related services, detracted from relative performance as revenue growth slowed and with legislative headwinds in the United Kingdom. Shares of HealthSouth Corp., an owner and operator of inpatient rehabilitation hospitals, stumbled after weaker revenues were reported in the first quarter.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

2   The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets excluding the United States within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a minimum annual trading liquidity of US$50 million. Stocks are excluded if their market capitalization falls below US$75 million, or if the value is traded less than US$35 million at the time of reconstitution.

3   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

4   The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

5   The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

6   The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

7  The EURO STOXX 50® Index represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market cap in 12 eurozone countries. These countries include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal

and Spain. The index has a fixed number of components and is part of the STOXX blue-chip index family. The index captures about 60% of the free-float market cap of the EURO STOXX Total Market Index (TMI).

8   The Nikkei Stock Average, the Nikkei 225 is used around the globe as the premier index of Japanese stocks. Because of the prominent nature of the index, many financial products linked to the Nikkei 225 have been created are traded worldwide while the index has been sufficiently used as the indicator of the movement of Japanese stock markets. The Nikkei 225 is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange.

9   The MSCI ACWI (All Country World Index) ex-U.S. Value Index is a subset of the MSCI ACWI ex-U.S Index. The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States from a value perspective. The MSCI Global Value indexes cover the full range of developed, emerging, and All Country MSCI International Equity indexes across all size segmentations. MSCI uses a two-dimensional framework for style segmentation in which value and growth securities are categorized using a multi-factor approach, which uses three variables to define the value investment style characteristics and five variables to define the growth investment style characteristics, including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Equity Index into respective value indexes, each targeting 50% of the free float-adjusted market capitalization of the underlying market index.

10   The Russell 2500TM Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for Alpha Strategy Fund, Growth Leaders Fund, International Core Equity Fund and International Dividend Income Fund. Without such expense reimbursements, each the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 85% Russell 2000® Index/15% S&P Developed Ex-U.S. SmallCap Index and the Lipper Small-Cap Core Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2015
	1 Year	5 Years	10 Years	Life of Class
Class A4	-3.37%	10.01%	8.64%	–
Class B5	-2.80%	10.22%	8.69%	–
Class C6	0.85%	10.51%	8.53%	–
Class F7	2.68%	11.49%	–	6.23%
Class I8	2.78%	11.60%	9.62%	–
Class R2[7]	2.16%	10.93%	–	5.69%
Class R3[7]	2.28%	11.05%	–	5.80%
Class R4[9]	–	–	–	-6.53%	*
Class R5[9]	–	–	–	-6.44%	*
Class R6[9]	–	–	–	-6.44%	*

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2015, is calculated using the SEC-required uniform method to compute such return.

5   Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7   Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8   Performance is at net asset value.

9   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*   Because shares have existed for less than one year, average annual returns are not provided.

Fundamental Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2015
	1 Year	5 Years	10 Years	Life of Class
Class A3	-4.66%	9.56%	7.05%	–
Class B4	-3.73%	9.83%	7.13%	–
Class C5	-0.42%	10.11%	6.97%	–
Class F6	1.35%	11.12%	–	6.24%
Class I7	1.37%	11.22%	8.06%	–
Class P7	0.94%	10.73%	7.57%	–
Class R2[6]	0.81%	10.57%	–	5.71%
Class R3[6]	0.97%	10.68%	–	5.81%
Class R4[8]	–	–	–	-1.48%	*
Class R5[8]	–	–	–	-1.40%	*
Class R6[8]	–	–	–	-1.40%	*

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2015, is calculated using the SEC-required uniform method to compute such return.

4   Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7   Performance is at net asset value.

8   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*   Because shares have existed for less than one year, average annual returns are not provided.

Growth Leaders Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, Russell 3000® Growth Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expen’ses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2015

	1 Year	Life of Class
Class A3	2.57%	12.21%
Class B4	3.08%	17.69%
Class C5	7.07%	12.99%
Class F6	9.03%	13.98%
Class I6	9.10%	14.10%
Class R2[6]	8.49%	13.74%
Class R3[6]	8.58%	13.62%
Class R4[7]	–	1.37%	*
Class R5[7]	–	1.44%	*
Class R6[7]	–	1.48%	*

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on June 30, 2011.

3   Class A shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2015, is calculated using the SEC-required uniform method to compute such return.

4   Class B shares commenced operations and performance for the Class began on February 11, 2013. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and

0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5   Class C shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Performance is at net asset value.

7   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*   Because shares have existed for less than one year, average annual returns are not provided.

International Core Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE® Index”) with Gross Dividends and the MSCI EAFE® Index with Net Dividends assuming reinvestment of all dividends and distributions. The MSCI EAFE Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EAFE Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2015
	1 Year	5 Years	10 Years	Life of Class
Class A3	-9.64%	1.37%	2.81%	–
Class B4	-9.61%	1.52%	2.88%	–
Class C5	-5.80%	1.91%	2.74%	–
Class F6	-3.99%	2.80%	–	-1.15%
Class I7	-3.83%	2.93%	3.77%	–
Class P7	-4.38%	2.45%	3.29%	–
Class R2[6]	-4.48%	2.30%	–	-1.47%
Class R3[6]	-4.35%	2.40%	–	-1.52%
Class R4[8]	–	–	–	-3.29%	*
Class R5[8]	–	–	–	-3.19%	*
Class R6[8]	–	–	–	-3.12%	*

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on December 31, 2003.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2015, is calculated using the SEC-required uniform method to compute such return.

4   Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5   Class C shares commenced operations on December 15, 2003 and performance for the Class began on December 31, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7   Performance is at net asset value.

8   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*   Because shares have existed for less than one year, average annual returns are not provided.

International Dividend Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Value Index with Gross Dividends and the MSCI All Country World Ex-U.S. Value Index with Net Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Ex-U.S. Value Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Ex-U.S. Value Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2015
	1 Year	5 Years	Life of Class
Class A3	-16.78%	0.11%	-0.44%
Class C4	-13.29%	0.62%	-0.31%
Class F5	-11.65%	1.54%	0.59%
Class I5	-11.52%	1.66%	0.71%
Class R2[5]	-12.13%	1.13%	0.33%
Class R3[5]	-12.03%	1.11%	0.27%
Class R4[6]	–	–	-8.56%*
Class R5[6]	–	–	-8.46%*
Class R6[6]	–	–	-8.46%*

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on June 30, 2008.

3   Class A shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2015, is calculated using the SEC-required uniform method to compute such return.

4   Class C shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

6   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*   Because shares have existed for less than one year, average annual returns are not provided.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P Developed Ex-U.S. SmallCap Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2015
	1 Year	5 Years	10 Years	Life of Class
Class A3	3.07%	6.28%	5.45%	–
Class B4	3.51%	6.53%	5.53%	–
Class C5	7.58%	6.85%	5.38%	–
Class F6	9.52%	7.79%	–	1.93%
Class I7	9.59%	7.91%	6.43%	–
Class P7	9.15%	7.41%	5.96%	–
Class R2[6]	8.92%	7.24%	–	1.42%
Class R3[6]	9.11%	7.39%	–	1.58%
Class R4[8]	–	–	–	-2.74%	*
Class R5[8]	–	–	–	-2.68%	*
Class R6[8]	–	–	–	-2.62%	*

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2015, is calculated using the SEC-required uniform method to compute such return.

4   Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6   Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7   Performance is at net asset value.

8   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*   Because shares have existed for less than one year, average annual returns are not provided.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500TM Index and the Russell 2500TM Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2015
	1 Year	5 Years	Life of Class
Class A3	-2.28%	10.13%	9.90%
Class B4	-1.51%	10.45%	10.00%
Class C5	1.98%	10.70%	9.85%
Class F6	3.84%	11.71%	7.95%
Class I7	3.94%	11.81%	10.94%
Class P7	3.50%	11.32%	10.45%
Class R2[6]	3.33%	11.15%	7.41%
Class R3[6]	3.42%	11.27%	7.52%
Class R4[8]	–	–	-3.74%	*
Class R5[8]	–	–	-3.68%	*
Class R6[8]	–	–	-3.63%	*

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on December 30, 2005.

3   Class A shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2014, is calculated using the SEC-required uniform method to compute such return.

4   Class B shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for Life of the Class. Class B shares automatically convert to Class

A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5   Class C shares commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7   Commenced operations on December 20, 2005 and performance for the Class began on December 30, 2005. Performance is at net asset value.

8   Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*   Because shares have existed for less than one year, average annual returns are not provided.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 through October 31, 2015).

Actual Expenses

For each class of each Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/15 – 10/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alpha Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†#

			5/1/15 –
	5/1/15	10/31/15	10/31/15
Class A
Actual	$1,000.00	$960.30	$1.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.95	$1.28
Class B
Actual	$1,000.00	$956.70	$4.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09
Class C
Actual	$1,000.00	$956.80	$4.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09
Class F
Actual	$1,000.00	$961.10	$0.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.70	$0.51
Class I
Actual	$1,000.00	$961.50	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.21	$0.00
Class R2
Actual	$1,000.00	$958.60	$2.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06
Class R3
Actual	$1,000.00	$959.10	$2.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.68	$2.55
Class R4
Actual	$1,000.00	$934.70	$0.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.01	$0.85
Class R5
Actual	$1,000.00	$935.60	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.85	$0.00
Class R6
Actual	$1,000.00	$935.60	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.85	$0.00

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.25% for Class A, 1.00% for Classes B and C, 0.10% for Class F, 0.00% for Class I, 0.60% for Class R2, 0.50% for Class R3, 0.25% for Class R4, 0.00% for Classes R5 and R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period for Classes A, B, C, F, I, R2 and R3) and multiplied by 123/365 (to reflect the period from June 30, 2015, commencement of operations, to October 31, 2015, for Classes R4, R5, and R6).
#	Does not include expenses of Underlying Funds in which Alpha Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

October 31, 2015

Underlying Fund Name	%*
Lord Abbett Developing Growth Fund, Inc. – Class I	18.91%
Lord Abbett Securities Trust–International Opportunities Fund – Class I	20.50%
Lord Abbett Securities Trust–Micro-Cap Growth Fund – Class I	8.91%
Lord Abbett Securities Trust–Micro-Cap Value Fund – Class I	10.59%
Lord Abbett Research Fund, Inc.–Small-Cap Value Fund – Class I	20.75%
Lord Abbett Securities Trust–Value Opportunities Fund – Class I	20.31%
Repurchase Agreement	0.03%
Total	100.00%

*	Represents percent of total investments.

Fundamental Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†

			5/1/15 –
	5/1/15	10/31/15	10/31/15
Class A
Actual	$1,000.00	$985.20	$4.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class B
Actual	$1,000.00	$980.80	$8.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.59	$8.69
Class C
Actual	$1,000.00	$981.40	$8.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.59	$8.69
Class F
Actual	$1,000.00	$985.80	$4.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13
Class I
Actual	$1,000.00	$986.00	$3.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class P
Actual	$1,000.00	$984.20	$5.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90
Class R2
Actual	$1,000.00	$983.40	$6.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.67
Class R3
Actual	$1,000.00	$984.20	$6.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16
Class R4
Actual	$1,000.00	$985.20	$3.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.75	$3.16
Class R5
Actual	$1,000.00	$986.00	$2.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.56	$2.31
Class R6
Actual	$1,000.00	$986.00	$1.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.89	$2.00

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.96% for Class A, 1.71% for Classes B and C, 0.81% for Class F, 0.71% for Class I, 1.16% for Class P, 1.31% for Class R2, 1.21% for Class R3, 0.93% for Class R4, 0.68% for Class R5 and 0.59% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 123/365 (to reflect the period from June 30, 2015, commencement of operations, to October 31, 2015, for Classes R4, R5, and R6).

Portfolio Holdings Presented by Sector

October 31, 2015

Sector*	%**
Consumer Discretionary	5.59%
Consumer Staples	6.83%
Energy	11.26%
Financials	26.80%
Health Care	10.91%
Industrials	11.06%
Sector*	%**
Information Technology	13.32%
Materials	3.07%
Telecommunication Services	3.86%
Utilities	4.70%
Repurchase Agreement	2.60%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Leaders Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†

			5/1/15 –
	5/1/15	10/31/15	10/31/15
Class A
Actual	$1,000.00	$1,046.30	$4.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33
Class B
Actual	$1,000.00	$1,042.60	$8.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.19	$8.08
Class C
Actual	$1,000.00	$1,042.60	$8.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.19	$8.08
Class F
Actual	$1,000.00	$1,047.40	$3.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class I
Actual	$1,000.00	$1,047.70	$3.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06
Class R2
Actual	$1,000.00	$1,044.90	$6.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11
Class R3
Actual	$1,000.00	$1,045.10	$5.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60
Class R4
Actual	$1,000.00	$1,013.70	$2.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.92	$2.95
Class R5
Actual	$1,000.00	$1,014.40	$2.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.83	$2.04
Class R6
Actual	$1,000.00	$1,014.80	$1.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.23	$1.63

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.85% for Class A, 1.59% for Classes B and C, 0.70% for Class F, 0.60% for Class I, 1.20% for Class R2, 1.10% for Class R3, 0.87% for Class R4, 0.60% for Class R5 and 0.48% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period for Classes A, B, C, F, I, R2 and R3) and multiplied by 123/365 (to reflect the period from June 30, 2015, commencement of operations, to October 31, 2015, for Classes R4, R5 and R6).

Portfolio Holdings Presented by Sector

October 31, 2015

Sector*	%**
Consumer Discretionary	22.47%
Consumer Staples	6.32%
Energy	0.29%
Financials	3.01%
Health Care	14.65%
Sector*	%**
Industrials	10.50%
Information Technology	40.45%
Utilities	0.75%
Repurchase Agreement	1.56%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Core Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†

			5/1/15 –
	5/1/15	10/31/15	10/31/15
Class A
Actual	$1,000.00	$927.40	$5.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class B
Actual	$1,000.00	$923.10	$9.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.78	$9.50
Class C
Actual	$1,000.00	$923.60	$8.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.88	$9.40
Class F
Actual	$1,000.00	$927.60	$4.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class I
Actual	$1,000.00	$928.50	$3.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.92
Class P
Actual	$1,000.00	$926.00	$6.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.72
Class R2
Actual	$1,000.00	$925.70	$7.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$7.48
Class R3
Actual	$1,000.00	$926.30	$6.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.92
Class R4
Actual	$1,000.00	$967.10	$3.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.08	$3.80
Class R5
Actual	$1,000.00	$968.10	$2.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.92	$2.95
Class R6
Actual	$1,000.00	$968.80	$2.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.49	$2.38

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.87% for Class B, 1.85% for Class C, 0.87% for Class F, 0.77% for Class I, 1.32% for Class P, 1.47% for Class R2, 1.36% for Class R3, 1.12% for Class R4, 0.87% for Class R5 and 0.70% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 123/365 (to reflect the period from June 30, 2015, commencement of operations, to October 31, 2015, for Classes R4, R5 and R6).

Portfolio Holdings Presented by Sector

October 31, 2015

Sector*	%**
Consumer Discretionary	10.72%
Consumer Staples	11.43%
Energy	4.75%
Financials	24.35%
Health Care	13.36%
Industrials	13.03%
Sector*	%**
Information Technology	8.44%
Materials	2.16%
Telecommunication Services	5.40%
Utilities	4.48%
Repurchase Agreement	1.88%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Dividend Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†

			5/1/15 –
	5/1/15	10/31/15	10/31/15
Class A
Actual	$1,000.00	$863.30	$5.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class C
Actual	$1,000.00	$858.60	$8.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.78	$9.50
Class F
Actual	$1,000.00	$863.10	$4.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63
Class I
Actual	$1,000.00	$864.00	$3.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13
Class R2
Actual	$1,000.00	$860.90	$6.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$7.48
Class R3
Actual	$1,000.00	$861.20	$6.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R4
Actual	$1,000.00	$914.40	$3.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.08	$3.80
Class R5
Actual	$1,000.00	$915.40	$2.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.92	$2.95
Class R6
Actual	$1,000.00	$915.40	$2.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.15	$2.71

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.87% for Class C, 0.91% for Class F, 0.81% for Class I, 1.47% for Class R2, 1.37% for Class R3, 1.12% for Class R4, 0.87% for Class R5 and 0.80% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 123/365 (to reflect the period from June 30, 2015, commencement of operations, to October 31, 2015, for Classes R4, R5 and R6).

Portfolio Holdings Presented by Sector

October 31, 2015

Sector*	%**
Consumer Discretionary	9.32%
Consumer Staples	6.32%
Energy	11.56%
Financials	28.05%
Health Care	5.59%
Industrials	10.13%
Sector*	%**
Information Technology	2.28%
Materials	1.74%
Telecommunication Services	12.66%
Utilities	11.26%
Repurchase Agreement	1.09%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†

			5/1/15 –
	5/1/15	10/31/15	10/31/15
Class A
Actual	$1,000.00	$964.30	$6.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.77
Class B
Actual	$1,000.00	$960.10	$10.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.77	$10.51
Class C
Actual	$1,000.00	$960.80	$10.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.82	$10.46
Class F
Actual	$1,000.00	$965.10	$5.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06
Class I
Actual	$1,000.00	$965.10	$5.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50
Class P
Actual	$1,000.00	$963.20	$7.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.49	$7.78
Class R2
Actual	$1,000.00	$962.20	$8.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.69	$8.59
Class R3
Actual	$1,000.00	$963.20	$7.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.34	$7.93
Class R4
Actual	$1,000.00	$972.60	$4.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.30	$4.58
Class R5
Actual	$1,000.00	$973.20	$3.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.14	$3.73
Class R6
Actual	$1,000.00	$973.80	$3.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.72	$3.16

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.33% for Class A, 2.07% for Class B, 2.06% for Class C, 1.19% for Class F, 1.08% for Class I, 1.53% for Class P, 1.69% for Class R2, 1.56% for Class R3, 1.35% for Class R4, 1.10% for Class R5 and 0.93% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 123/365 (to reflect the period from June 30, 2015, commencement of operations, to October 31, 2015, for Classes R4, R5 and R6).

Portfolio Holdings Presented by Sector

October 31, 2015

Sector*	%**
Consumer Discretionary	20.52%
Consumer Staples	7.63%
Energy	2.47%
Financials	20.78%
Health Care	3.44%
Industrials	21.64%
Sector*	%**
Information Technology	12.59%
Materials	3.84%
Telecommunication Services	1.25%
Utilities	2.36%
Repurchase Agreement	3.48%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Value Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†

			5/1/15 –
	5/1/15	10/31/15	10/31/15
Class A
Actual	$1,000.00	$969.80	$5.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01
Class B
Actual	$1,000.00	$966.90	$9.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.48	$9.80
Class C
Actual	$1,000.00	$966.40	$9.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.48	$9.80
Class F
Actual	$1,000.00	$971.10	$5.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class I
Actual	$1,000.00	$971.10	$4.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74
Class P
Actual	$1,000.00	$969.50	$6.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$7.02
Class R2
Actual	$1,000.00	$968.50	$7.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.49	$7.78
Class R3
Actual	$1,000.00	$968.70	$7.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.27
Class R4
Actual	$1,000.00	$962.60	$3.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.97	$3.90
Class R5
Actual	$1,000.00	$963.20	$2.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.85	$3.02
Class R6
Actual	$1,000.00	$963.70	$2.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.09	$2.78

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.18% for Class A, 1.93% for Classes B and C, 1.03% for Class F, 0.93% for Class I, 1.38% for Class P, 1.53% for Class R2 and 1.43% for Class R3, 1.15% for Class R4, 0.89% for Class R5 and 0.82% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 123/365 (to reflect the period from June 30, 2015, commencement of operations, to October 31, 2015, for Classes R4, R5, and R6).

Portfolio Holdings Presented by Sector

October 31, 2015

Sector*	%**
Consumer Discretionary	12.88%
Consumer Staples	3.73%
Energy	4.98%
Financials	25.78%
Health Care	9.04%
Industrials	10.83%
Sector*	%**
Information Technology	16.65%
Materials	6.36%
Telecommunication Services	1.39%
Utilities	7.38%
Repurchase Agreement	0.98%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

ALPHA STRATEGY FUND October 31, 2015

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 100.04%
Lord Abbett Developing Growth Fund, Inc. – Class I*(b)	10,212,437	$238,460
Lord Abbett Securities Trust – International Opportunities Fund – Class I(c)	14,820,884	258,476
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I*(c)	6,442,039	112,414
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I*(c)	4,107,639	133,581
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I(c)	8,850,716	261,627
Lord Abbett Securities Trust – Value Opportunities Fund – Class I*(c)	12,705,466	256,142
Total Investments in Underlying Funds (cost $1,122,306,975)		1,260,700
Investments	Shares	Fair Value (000)
SHORT-TERM INVESTMENT 0.03%

Repurchase Agreement
Repurchase Agreement dated 10/30/2015, Zero Coupon due 11/2/2015 with Fixed Income Clearing Corp. collateralized by $335,000 of Federal Home Loan Mortgage Corp. at 0.875% due 2/22/2017; value: $336,675; proceeds: $326,276 (cost $326,276)	$326	$326
Total Investments in Securities 100.07% (cost $1,122,633,251)		1,261,026
Liabilities in Excess of Cash and Other Assets (0.07)%		(840)
Net Assets 100.00%		$1,260,186

*	Non-income producing security.
(a)	Affiliated issuers (See Note 12).
(b)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(c)	Fund investment objective is long-term capital appreciation.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Investments in Underlying Funds	$1,260,700	$—	$—	$1,260,700
Repurchase Agreement	—	326	—	326
Total	$1,260,700	$326	$—	$1,261,026

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment strategy of Underlying Funds.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2015.

See Notes to Financial Statements.	35

Schedule of Investments

FUNDAMENTAL EQUITY FUND October 31, 2015

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.71%

Aerospace & Defense 3.50%
General Dynamics Corp.	554,516	$82,390
TransDigm Group, Inc.*	210,655	46,312
Total		128,702

Banks 12.22%
Citizens Financial Group, Inc.	3,526,943	85,704
East West Bancorp, Inc.	1,885,073	76,138
First Republic Bank	1,071,869	70,004
JPMorgan Chase & Co.	2,238,922	143,851
Signature Bank*	492,653	73,366
Total		449,063

Beverages 3.30%
PepsiCo, Inc.	1,186,400	121,238

Building Products 0.66%
USG Corp.*	1,031,203	24,305

Capital Markets 3.73%
Affiliated Managers Group, Inc.*	303,736	54,751
Goldman Sachs Group, Inc. (The)	242,528	45,474
Greenhill & Co., Inc.	696,857	17,993
TD Ameritrade Holding Corp.	544,671	18,775
Total		136,993

Chemicals 3.08%
Dow Chemical Co. (The)	1,443,032	74,561
E.I. du Pont de Nemours & Co.	608,716	38,593
Total		113,154

Commercial Services & Supplies 1.33%
ADT Corp. (The)	1,477,289	48,810

Communications Equipment 3.46%
Cisco Systems, Inc.	3,775,148	108,913
QUALCOMM, Inc.	308,423	18,327
Total		127,240
Investments	Shares	Fair Value (000)
Consumer Finance 0.77%
Capital One Financial Corp.	359,068	$28,330

Diversified Telecommunication Services 3.87%
AT&T, Inc.	2,729,127	91,453
Verizon Communications, Inc.	1,083,652	50,802
Total		142,255

Electric: Utilities 4.06%
Duke Energy Corp.	713,850	51,019
NextEra Energy, Inc.	955,251	98,066
Total		149,085

Energy Equipment & Services 2.17%
Halliburton Co.	1,095,691	42,053
Schlumberger Ltd.	482,808	37,736
Total		79,789

Food Products 2.22%
Mondelez International, Inc. Class A	1,766,653	81,549

Health Care Equipment & Supplies 0.98%
St. Jude Medical, Inc.	561,400	35,823

Health Care Providers & Services 0.73%
UnitedHealth Group, Inc.	229,007	26,972

Hotels, Restaurants & Leisure 2.09%
McDonald’s Corp.	524,100	58,830
Yum! Brands, Inc.	253,323	17,963
Total		76,793

Household Products 1.33%
Colgate-Palmolive Co.	735,700	48,814

Industrial Conglomerates 4.26%
General Electric Co.	5,409,215	156,435

Information Technology Services 0.57%
Vantiv, Inc. Class A*	420,846	21,105

Insurance 7.06%
ACE Ltd. (Switzerland)(a)	318,805	36,197

36	See Notes to Financial Statements.

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2015

Investments	Shares	Fair Value (000)
Insurance (continued)
Allstate Corp. (The)	297,200	$18,391
American International Group, Inc.	1,800,986	113,570
Hartford Financial Services Group, Inc. (The)	1,968,502	91,063
Total		259,221

Internet Software & Services 1.13%
Alphabet, Inc. Class A*	56,331	41,538

Machinery 1.35%
ITT Corp.	1,250,893	49,510

Media 1.77%
Time Warner, Inc.	865,260	65,189

Multi-Line Retail 1.75%
Target Corp.	832,107	64,222

Multi-Utilities0.66%
Sempra Energy	235,116	24,078

Oil, Gas & Consumable Fuels 9.13%
Chevron Corp.	517,400	47,021
Devon Energy Corp.	532,600	22,332
EOG Resources, Inc.	799,675	68,652
Exxon Mobil Corp.	1,703,354	140,936
Marathon Oil Corp.	1,400,900	25,749
Occidental Petroleum Corp.	410,200	30,576
Total		335,266

Pharmaceuticals 9.23%
Allergan plc*	193,832	59,792
Merck & Co., Inc.	2,118,168	115,779
Pfizer, Inc.	4,840,600	163,709
Total		339,280

Real Estate Investment Trusts 3.11%
Simon Property Group, Inc.	298,100	60,055
Vornado Realty Trust	539,700	54,267
Total		114,322
Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 4.49%
Intel Corp.	3,598,897	$121,859
Microchip Technology, Inc.	894,579	43,199
Total		165,058

Software 2.92%
Activision Blizzard, Inc.	367,000	12,757
Microsoft Corp.	1,794,900	94,483
Total		107,240

Technology Hardware, Storage & Peripherals 0.78%
Apple, Inc.	239,446	28,614
Total Common Stocks (cost $3,154,646,276)		3,589,993

	Principal
	Amount
	(000)
SHORT-TERM INVESTMENT 2.61%

Repurchase Agreement
Repurchase Agreement dated 10/30/2015, Zero Coupon due 11/2/2015 with Fixed Income Clearing Corp. collateralized by $23,000,000 of Federal National Mortgage Assoc. at 1.25% due 1/30/2017; $17,610,000 of Federal National Mortgage Assoc. at 5.00% due 2/13/2017 and $55,560,000 of U.S. Treasury Note at 0.75% due 1/15/2017; value: $97,936,612; proceeds: $96,012,810 (cost $96,012,810)	$96,013	96,013
Total Investments in Securities 100.32% (cost $3,250,659,086)		3,686,006
Liabilities in Excess of Cash and Other Assets (0.32)%		(11,673)
Net Assets 100.00%		$3,674,333

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	37

Schedule of Investments (concluded)

FUNDAMENTAL EQUITY FUND October 31, 2015

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund‘s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$3,589,993	$—	$—	$3,589,993
Repurchase Agreement	—	96,013	—	96,013
Total	$3,589,993	$96,013	$—	$3,686,006

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2015.

38	See Notes to Financial Statements.

Schedule of Investments

GROWTH LEADERS FUND October 31, 2015

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.91%

Aerospace & Defense 5.22%
Boeing Co. (The)	135,739	$20,099
Honeywell International, Inc.	145,528	15,030
Lockheed Martin Corp.	182,068	40,024
Raytheon Co.	250,701	29,432
Total		104,585

Airlines 2.22%
Delta Air Lines, Inc.	554,624	28,197
Southwest Airlines Co.	350,239	16,213
Total		44,410

Beverages 2.87%
Constellation Brands, Inc.
Class A	74,265	10,011
Dr. Pepper Snapple Group, Inc.	110,647	9,889
Monster Beverage Corp.*	71,184	9,704
PepsiCo, Inc.	273,299	27,928
Total		57,532

Biotechnology 9.06%
Agios Pharmaceuticals, Inc.*	68,452	4,987
Alexion Pharmaceuticals, Inc.*	85,067	14,972
Amgen, Inc.	154,624	24,458
BioMarin Pharmaceutical, Inc.*	42,498	4,974
Celgene Corp.*	276,969	33,987
Gilead Sciences, Inc.	270,244	29,222
Incyte Corp.*	125,388	14,737
Regeneron Pharmaceuticals, Inc.*	52,847	29,456
Sage Therapeutics, Inc.*	79,996	4,018
Vertex Pharmaceuticals, Inc.*	167,545	20,900
Total		181,711

Diversified Financial Services 2.24%
Intercontinental Exchange, Inc.	117,139	29,566
MarketAxess Holdings, Inc.	150,615	15,259
Total		44,825
Investments	Shares	Fair Value (000)
Electrical Equipment 1.01%
Acuity Brands, Inc.	92,877	$20,303

Energy Equipment & Services 0.28%
Core Laboratories NV (Netherlands)(a)	48,796	5,676

Food & Staples Retailing 2.44%
Costco Wholesale Corp.	184,670	29,200
CVS Health Corp.	96,666	9,548
Walgreens Boots Alliance, Inc.	119,623	10,130
Total		48,878

Health Care Equipment & Supplies 3.00%
Align Technology, Inc.*	320,341	20,969
Edwards Lifesciences Corp.*	156,052	24,524
ZELTIQ Aesthetics, Inc.*	435,797	14,704
Total		60,197

Health Care Technology 0.51%
athenahealth, Inc.*	66,984	10,212

Hotels, Restaurants & Leisure 3.34%
McDonald’s Corp.	177,053	19,874
Norwegian Cruise Line Holdings Ltd.*	348,890	22,196
Starbucks Corp.	399,212	24,979
Total		67,049

Household Durables 1.01%
DR Horton, Inc.	343,865	10,123
Lennar Corp. Class A	203,694	10,199
Total		20,322

Household Products 0.98%
Clorox Co. (The)	81,763	9,970
Colgate-Palmolive Co.	146,173	9,699
Total		19,669

Industrial Conglomerates 1.45%
3M Co.	93,607	14,716
General Electric Co.	498,226	14,409
Total		29,125

See Notes to Financial Statements.	39

Schedule of Investments (continued)

GROWTH LEADERS FUND October 31, 2015

Investments	Shares	Fair Value (000)
Information Technology Services 7.65%
Cognizant Technology Solutions Corp. Class A*	287,011	$19,548
EPAM Systems, Inc.*	245,048	18,955
MasterCard, Inc. Class A	400,214	39,617
PayPal Holdings, Inc.*	413,243	14,881
Visa, Inc. Class A	778,118	60,366
Total		153,367

Internet & Catalog Retail 8.83%
Amazon.com, Inc.*	138,109	86,442
Netflix, Inc.*	95,095	10,306
Priceline Group, Inc. (The)*	28,095	40,857
TripAdvisor, Inc.*	233,237	19,541
Wayfair, Inc. Class A*	467,718	19,771
Total		176,917

Internet Software & Services 14.11%
Alphabet, Inc. Class A*	185,905	137,085
CoStar Group, Inc.*	45,000	9,138
Criteo SA ADR*	194,870	7,417
Facebook, Inc. Class A*	993,900	101,348
LinkedIn Corp. Class A*	115,599	27,844
Total		282,832

Machinery 0.54%
Middleby Corp. (The)*	93,316	10,912

Media 2.06%
Comcast Corp. Class A	344,753	21,588
Walt Disney Co. (The)	174,086	19,801
Total		41,389

Pharmaceuticals 2.00%
Bristol-Myers Squibb Co.	607,328	40,053

Real Estate Investment Trusts 0.76%
Equinix, Inc.	51,229	15,199
Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 2.83%
Avago Technologies Ltd. (Singapore)(a)	77,080	$9,491
Cavium, Inc.*	210,946	14,967
First Solar, Inc.*	196,783	11,230
NVIDIA Corp.	740,811	21,017
Total		56,705

Software 11.49%
Adobe Systems, Inc.*	494,710	43,861
Microsoft Corp.	1,405,012	73,960
Red Hat, Inc.*	189,720	15,009
salesforce.com, Inc.*	589,289	45,794
ServiceNow, Inc.*	306,181	25,000
Tableau Software, Inc. Class A*	112,037	9,406
Ultimate Software Group, Inc. (The)*	84,500	17,267
Total		230,297

Specialty Retail 5.33%
Home Depot, Inc. (The)	325,023	40,186
O’Reilly Automotive, Inc.*	75,692	20,911
TJX Cos., Inc. (The)	398,432	29,161
Ulta Salon, Cosmetics & Fragrance, Inc.*	95,884	16,680
Total		106,938

Technology Hardware, Storage & Peripherals 4.16%
Apple, Inc.	698,067	83,419

Textiles, Apparel & Luxury Goods 1.77%
NIKE, Inc. Class B	195,311	25,591
Under Armour, Inc. Class A*	104,217	9,909
Total		35,500

Water Utilities 0.75%
American Water
Works Co., Inc.	261,418	14,995
Total Common Stocks (cost $1,835,218,234)		1,963,017

40	See Notes to Financial Statements.

Schedule of Investments (concluded)

GROWTH LEADERS FUND October 31, 2015

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 1.55%

Repurchase Agreement
Repurchase Agreement dated 10/30/2015, Zero Coupon due 11/2/2015 with Fixed Income Clearing Corp. collateralized by $31,520,000 of Federal Home Loan Mortgage Corp. at 0.875% due 2/22/2017; value: $31,677,600; proceeds: $31,052,961 (cost $31,052,961)	$31,053	$31,053
Total Investments in Securities 99.46% (cost $1,866,271,195)		1,994,070
Cash and Other Assets in Excess of Liabilities 0.54%		10,748
Net Assets 100.00%		$2,004,818

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$1,963,017	$–	$–	$1,963,017
Repurchase Agreement	–	31,053	–	31,053
Total	$1,963,017	$31,053	$–	$1,994,070

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2015.

See Notes to Financial Statements.	41

Schedule of Investments

INTERNATIONAL CORE EQUITY FUND October 31, 2015

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 96.28%
COMMON STOCKS 96.04%

Australia 2.20%

Banks 1.19%
National Australia Bank Ltd. 296,503		$6,375

Real Estate Investment Trusts 1.01%
Mirvac Group	4,176,170	5,375
Total Australia		11,750

Austria 0.75%
Diversified Telecommunication Services
Telekom Austria AG	663,294	3,999

Canada 0.64%

Oil, Gas & Consumable Fuels
Baytex Energy Corp.	425,100	1,729
Seven Generations Energy Ltd. Class A *	159,100	1,695
		3,424

China 4.09%

Automobiles 0.44%
Great Wall Motor Co., Ltd. Class H	1,943,744	2,377

Internet Software & Services 1.67%
Baidu, Inc. ADR *	47,432	8,892

Personal Products 0.76%
Hengan International Group Co., Ltd.	375,000	4,062

Real Estate Management & Development 1.22%
China Overseas Land & Investment Ltd.	1,997,677	6,495
Total China		21,826

France 9.98%

Aerospace & Defense 1.84%
Safran SA	129,183	9,818
Investments	Shares	U.S. $ Fair Value (000)
Banks 1.38%
BNP Paribas SA	121,052	$7,356

Food Products 2.19%
Danone SA	167,353	11,669

Insurance 1.46%
AXA SA	291,328	7,793

Life Sciences Tools & Services 0.57%
Genfit*	68,339	3,072

Oil, Gas & Consumable Fuels 1.12%
Total SA	123,744	6,007

Real Estate Investment Trusts 1.42%
Klepierre	159,600	7,577
Total France		53,292

Germany 7.69%

Diversified Financial Services 0.91%
Deutsche Boerse AG	52,924	4,874

Diversified Telecommunication Services 1.59%
Deutsche Telekom AG Registered Shares	455,484	8,517

Health Care Providers & Services 2.69%
Fresenius Medical Care AG & Co. KGaA	63,850	5,750
Fresenius SE & Co. KGaA	117,313	8,611
		14,361

Life Sciences Tools & Services 0.65%
MorphoSys AG *	55,930	3,461

Software 1.85%
SAP SE	124,740	9,860
Total Germany		41,073

Hong Kong 2.58%

Electric: Utilities 0.80%
Cheung Kong Infrastructure Holdings Ltd.	460,091	4,283

42	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2015

Investments	Shares	U.S. $ Fair Value (000)
Hong Kong (continued)

Hotels, Restaurants & Leisure 0.20%
SJM Holdings Ltd.	1,243,100	$1,038

Industrial Conglomerates 1.56%
CK Hutchison Holdings Ltd.	605,600	8,321

Real Estate Management & Development 0.02%
China Overseas Property Holdings Ltd. *	639,225	110
Total Hong Kong		13,752

India 1.90%

Oil, Gas & Consumable Fuels 0.97%
Reliance Industries Ltd.	358,764	5,203

Thrifts & Mortgage Finance 0.93%
Indiabulls Housing Finance Ltd.	448,362	4,944
Total India		10,147

Indonesia 0.67%

Food Products
PT Indofood Sukses Makmur Tbk	8,862,000	3,577

Israel 1.63%

Pharmaceuticals
Teva Pharmaceutical Industries Ltd. ADR	147,225	8,714

Italy 3.72%

Banks 0.86%
UniCredit SpA	704,750	4,557

Capital Markets 0.91%
Anima Holding SpA †	495,746	4,866

Gas Utilities 1.95%
Snam SpA	2,011,690	10,419
Total Italy		19,842
Investments	Shares	U.S. $ Fair Value (000)
Japan 19.57%

Airlines 1.46%
Japan Airlines Co., Ltd.	204,600	$7,765

Auto Components 1.16%
Stanley Electric Co., Ltd.	322,500	6,211

Automobiles 3.05%
Honda Motor Co., Ltd.	327,300	10,969
Toyota Motor Corp.	85,800	5,310
		16,279

Banks 1.75%
Sumitomo Mitsui Financial Group, Inc.	231,600	9,328

Chemicals 0.63%
Asahi Kasei Corp.	542,486	3,356

Diversified Financial Services 1.09%
ORIX Corp.	393,000	5,802

Electrical Equipment 1.30%
Nidec Corp.	91,400	6,948

Information Technology Services 3.29%
Obic Co., Ltd.	157,300	8,369
SCSK Corp.	237,600	9,166
		17,535

Pharmaceuticals 1.44%
Astellas Pharma, Inc.	527,100	7,710

Real Estate Management & Development 1.68%
Daiwa House Industry Co., Ltd.	339,000	8,979

Trading Companies & Distributors 1.57%
Sumitomo Corp.	760,700	8,387

Wireless Telecommunication Services 1.15%
SoftBank Group Corp.	109,400	6,162
Total Japan		104,462

See Notes to Financial Statements.	43

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2015

Investments	Shares	U.S. $ Fair Value (000)
Netherlands 5.82%

Beverages 2.83%
Heineken Holding NV	188,413	$15,110

Construction & Engineering 0.24%
Arcadis NV	51,568	1,302

Insurance 0.83%
Aegon NV	717,751	4,423

Oil, Gas & Consumable Fuels 1.92%
Royal Dutch Shell plc Class A ADR	195,139	10,237
Total Netherlands		31,072

Norway 0.44%

Banks
DNB ASA	185,874	2,367

South Korea 2.34%

Technology Hardware, Storage & Peripherals 1.49%
Samsung Electronics Co., Ltd.	6,607	7,951

Wireless Telecommunication Services 0.85%
SK Telecom Co., Ltd.	21,574	4,561
Total South Korea		12,512

Spain 1.11%

Construction & Engineering
ACS Actividades de Construccion y Servicios SA	174,264	5,930

Sweden 1.82%

Diversified Telecommunication Services 0.95%
TeliaSonera AB	986,749	5,051

Machinery 0.87%
Volvo AB B Shares	450,121	4,676
Total Sweden		9,727
Investments	Shares	U.S. $ Fair Value (000)
Switzerland 3.83%

Pharmaceuticals
Novartis AG Registered Shares	115,501	$10,499
Roche Holding AG	36,710	9,964
Total Switzerland		20,463

United Kingdom 24.20%

Aerospace & Defense 1.09%
BAE Systems plc	854,886	5,803

Airlines 1.22%
International Consolidated Airlines Group SA*	727,956	6,537

Banks 4.14%
Barclays plc	1,731,229	6,192
HSBC Holdings plc	1,125,667	8,808
Lloyds Banking Group plc	6,246,856	7,100
		22,100

Beverages 1.27%
SABMiller plc	109,759	6,760

Capital Markets 1.00%
Jupiter Fund Management plc	769,492	5,349

Household Durables 1.64%
Berkeley Group Holdings plc	170,853	8,739

Insurance 1.67%
Prudential plc	380,337	8,906

Media 3.14%
ITV plc	2,226,530	8,663
Pearson plc	181,739	2,414
WPP plc	253,622	5,701
		16,778

Metals & Mining 1.49%
Rio Tinto plc ADR	218,007	7,959

44	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2015

Investments	Shares	U.S. $ Fair Value (000)
United Kingdom (continued)

Multi-Line Retail 0.65%
Debenhams plc	2,503,484	$3,452

Multi-Utilities 1.65%
National Grid plc	616,330	8,787

Personal Products 1.32%
Unilever plc	157,986	7,046

Pharmaceuticals 1.23%
AstraZeneca plc	102,707	6,572

Tobacco 2.18%
Imperial Tobacco Group plc	215,562	11,627

Trading Companies & Distributors 0.51%
Ashtead Group plc	178,258	2,748
Total United Kingdom		129,163

United States 1.06%

Health Care Equipment & Supplies
ResMed, Inc.	97,700	5,629
Total Common Stocks (cost $502,923,913)		512,721

PREFERRED STOCK 0.24%

Germany

Automobiles
Volkswagen AG (cost $2,526,496)	10,809	1,299
Total Long-Term Investments (cost $505,450,409)		514,020
Investments	Principal Amount (000)	U.S. $ Fair Value (000)
SHORT-TERM INVESTMENT 1.85%

Repurchase Agreement
Repurchase Agreement dated 10/30/2015, Zero Coupon due 11/2/2015 with Fixed Income Clearing Corp. collateralized by $10,010,000 of Federal Home Loan Mortgage Corp. at 0.875% due 2/22/2017; value: $10,060,050; proceeds: $9,859,030 (cost $9,859,030)	$9,859	$9,859
Total Investments in Securities 98.13% (cost $515,309,439)		523,879
Cash and Other Assets in Excess of Liabilities(a) 1.87%		9,992
Net Assets 100.00%		$533,871

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.	45

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2015

Open Forward Foreign Currency Exchange Contracts at October 31, 2015:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
Indian rupee	Buy	Goldman Sachs	11/2/2015	175,000,000	$2,624,829	$2,678,093	$53,264
Brazilian real	Sell	Morgan Stanley	11/16/2015	6,800,000	1,788,909	1,756,592	32,317
British pound	Sell	J.P. Morgan	1/19/2016	14,200,000	22,055,166	21,884,888	170,278
Canadian dollar	Sell	Bank of America	12/14/2015	3,722,000	2,849,793	2,845,742	4,051
euro	Sell	Deutsche Bank AG	2/16/2016	1,264,000	1,442,307	1,392,873	49,434
euro	Sell	Deutsche Bank AG	2/16/2016	2,400,000	2,715,521	2,644,695	70,826
euro	Sell	Deutsche Bank AG	2/16/2016	1,300,000	1,460,937	1,432,543	28,394
euro	Sell	J.P. Morgan	2/16/2016	7,200,000	8,117,345	7,934,086	183,259
euro	Sell	J.P. Morgan	2/16/2016	800,000	902,717	881,565	21,152
euro	Sell	Morgan Stanley	2/16/2016	2,200,000	2,507,592	2,424,304	83,288
euro	Sell	Morgan Stanley	2/16/2016	980,000	1,105,906	1,079,917	25,989
euro	Sell	UBS AG	2/16/2016	1,080,000	1,228,575	1,190,113	38,462
Indian rupee	Sell	Deutsche Bank AG	11/2/2015	366,000,000	5,632,069	5,601,041	31,028
Indian rupee	Sell	Goldman Sachs	11/2/2015	131,000,000	2,017,936	2,004,744	13,192
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$804,934

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Australian dollar	Buy	Bank of America	12/14/2015	9,800,000	$7,116,074	$6,973,826	$(142,248)
Australian dollar	Buy	Standard Chartered Bank	2/19/2016	13,200,000	9,590,882	9,364,035	(226,847)
Brazilian real	Buy	Goldman Sachs	11/16/2015	13,650,000	4,188,855	3,526,101	(662,754)
Danish krone	Buy	Deutsche Bank AG	2/16/2016	125,400,000	18,966,716	18,549,119	(417,597)
euro	Buy	J.P. Morgan	2/16/2016	500,000	568,699	550,978	(17,721)
Indian rupee	Buy	Morgan Stanley	11/2/2015	322,000,000	4,950,419	4,927,691	(22,728)
South African rand	Buy	Morgan Stanley	11/23/2015	52,285,000	3,970,465	3,765,119	(205,346)
Swiss franc	Buy	Morgan Stanley	1/19/2016	12,986,000	13,481,765	13,174,728	(307,037)
Swiss franc	Buy	Standard Chartered Bank	2/22/2016	9,160,000	9,660,053	9,306,372	(353,681)
British pound	Sell	Bank of America	1/19/2016	1,650,000	2,535,362	2,542,962	(7,600)
British pound	Sell	Goldman Sachs	1/19/2016	830,000	1,258,875	1,279,187	(20,312)
British pound	Sell	J.P. Morgan	1/19/2016	830,000	1,257,806	1,279,187	(21,381)
British pound	Sell	Morgan Stanley	1/19/2016	1,080,000	1,653,452	1,664,485	(11,033)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(2,416,285)

46	See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL CORE EQUITY FUND October 31, 2015

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks(3)	$512,721	$–	$–	$512,721
Preferred Stock(3)	1,299	–	–	1,299
Repurchase Agreement	–	9,859	–	9,859
Total	$514,020	$9,859	$–	$523,879
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$805	$–	$805
Liabilities	–	(2,416)	–	(2,416)
Total	$–	$(1,611)	$–	$(1,611)

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	As of October 31, 2015, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign equity securities are principally traded, which resulted in Level 1 inputs for all foreign equity securities. As of October 31, 2014, the Fund utilized adjusted valuations for the majority of foreign equity securities (as described in Note 2(a)), which resulted in Level 2 inputs. For the fiscal year ended October 31, 2015, the total securities transferred from Level 2 to Level 1 amounted to $368,938,979.

See Notes to Financial Statements.	47

Schedule of Investments

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 97.98%

COMMON STOCKS 95.70%

Australia 7.40%

Banks 2.13%
National Australia Bank Ltd.	2,138,930	$45,987

Electric: Utilities 0.92%
AusNet Services	19,299,206	19,886

Personal Products 0.86%
Asaleo Care Ltd.	14,835,707	18,620

Real Estate Investment Trusts 3.49%
Federation Centres	10,746,660	22,301
Mirvac Group	22,571,856	29,053
Scentre Group	8,115,525	23,959
		75,313
Total Australia		159,806

Belgium 0.92%

Air Freight & Logistics
bpost SA	790,042	19,782

Canada 6.74%

Oil, Gas & Consumable Fuels 5.93%
ARC Resources Ltd.	1,179,300	17,388
Baytex Energy Corp.	2,231,300	9,078
Crescent Point Energy Corp.	3,149,652	42,923
Freehold Royalties Ltd.	1,570,240	12,189
Whitecap Resources, Inc.	5,218,900	46,338
		127,916

Real Estate Investment Trusts 0.81%
RioCan Real Estate Investment Trust	898,700	17,526
Total Canada		145,442
		U.S. $
		Fair Value
Investments	Shares	(000)
China 2.01%

Real Estate Management & Development
Greentown China Holdings Ltd.*	5,592,100	$4,914
KWG Property Holding Ltd.	22,361,200	16,214
Longfor Properties Co., Ltd.	16,622,300	22,347
		43,475

Denmark 0.63%

Diversified Telecommunication Services
TDC A/S	2,590,539	13,578

Finland 1.49%

Diversified Telecommunication Services
Elisa OYJ	854,292	32,203

France 7.24%

Banks 1.49%
BNP Paribas SA	528,927	32,141

Diversified Telecommunication Services 1.18%
Orange SA	1,450,116	25,570

Insurance 1.40%
AXA SA	1,128,995	30,200

Oil, Gas & Consumable Fuels 1.72%
Total SA ADR	768,362	37,058

Real Estate Investment Trusts 1.45%
Klepierre	659,207	31,297
Total France		156,266

Germany 4.23%

Diversified Telecommunication Services 1.45%
Deutsche Telekom AG Registered Shares	1,676,384	31,348

Media 1.06%
ProSiebenSat.1 Media SE	423,399	22,902

48	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
Germany (continued)

Wireless Telecommunication Services 1.72%
Freenet AG	1,097,484	$37,026
Total Germany		91,276

Hong Kong 2.98%

Communications Equipment 0.85%
VTech Holdings Ltd.	1,512,400	18,372

Hotels, Restaurants & Leisure 0.51%
SJM Holdings Ltd.	13,102,500	10,937

Industrial Conglomerates 1.62%
CK Hutchison Holdings Ltd.	2,550,400	35,045
Total Hong Kong		64,354

India 0.77%

Thrifts & Mortgage Finance
Indiabulls Housing Finance Ltd.	1,502,917	16,573

Israel 1.53%

Diversified Telecommunication Services
Bezeq The Israeli Telecommunication Corp., Ltd.	15,381,741	32,963

Italy 2.68%

Capital Markets 0.46%
Anima Holding SpA†	1,006,269	9,876

Gas Utilities 2.22%
Snam SpA	9,255,722	47,939
Total Italy		57,815

Japan 8.28%

Airlines 1.58%
Japan Airlines Co., Ltd.	897,200	34,053

Automobiles 1.98%
Nissan Motor Co., Ltd.	2,189,000	22,975
		U.S. $
		Fair Value
Investments	Shares	(000)
Toyota Motor Corp.	317,700	$19,664
		42,639

Banks 1.49%
Aozora Bank Ltd.	4,419,400	16,225
Sumitomo Mitsui Financial Group, Inc.	396,700	15,977
		32,202

Capital Markets 0.72%
Daiwa Securities Group, Inc.	2,259,000	15,577

Real Estate Management & Development 0.87%
Daiwa House Industry Co., Ltd.	708,900	18,776

Trading Companies & Distributors 1.64%
Sumitomo Corp.	3,220,800	35,512
Total Japan		178,759

Netherlands 2.95%

Insurance 0.72%
Aegon NV	2,500,893	15,412

Oil, Gas & Consumable Fuels 2.23%
Royal Dutch Shell plc Class A ADR	918,948	48,208
Total Netherlands		63,620

New Zealand 2.61%

Airlines 1.13%
Air New Zealand Ltd.	12,338,813	24,314

Diversified Telecommunication Services 1.48%
Spark New Zealand Ltd.	14,073,183	32,019
Total New Zealand		56,333

Portugal 1.63%

Electric: Utilities
EDP—Energias de Portugal SA	9,498,814	35,180

See Notes to Financial Statements.	49

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
Singapore 0.86%

Real Estate Investment Trusts
Mapletree Logistics Trust	25,351,500	$18,459

South Korea 0.86%

Wireless Telecommunication Services
SK Telecom Co., Ltd.	87,978	18,598

Spain 4.19%

Construction & Engineering 1.08%
ACS Actividades de Construccion y Servicios SA	686,353	23,356

Diversified Financial Services 1.16%
Bolsas y Mercados Espanoles, SHMFS, SA	692,882	24,904

Gas Utilities 1.95%
Enagas SA	1,390,899	42,145
Total Spain		90,405

Sweden 1.68%

Diversified Telecommunication Services 0.88%
TeliaSonera AB	3,723,195	19,057

Machinery 0.80%
Volvo AB B Shares	1,650,306	17,143
Total Sweden		36,200

Switzerland 4.64%

Food Products 1.58%
Nestle SA Registered Shares	445,239	34,053

Pharmaceuticals 3.06%
Novartis AG
Registered Shares	354,765	32,248
Roche Holding AG	124,961	33,919
		66,167
Total Switzerland		100,220
		U.S. $
		Fair Value
Investments	Shares	(000)
Taiwan 0.83%

Technology Hardware, Storage & Peripherals
Asustek Computer, Inc.	2,004,300	$17,966

Turkey 0.76%

Automobiles
Tofas Turk Otomobil Fabrikasi AS	2,499,786	16,506

United Kingdom 27.79%

Aerospace & Defense 1.27%
BAE Systems plc	4,041,562	27,433

Banks 2.90%
Barclays plc	7,501,330	26,829
HSBC Holdings plc	4,583,871	35,869
		62,698

Capital Markets 1.53%
Jupiter Fund Management plc	4,738,567	32,938

Electric: Utilities 1.80%
SSE plc	1,664,331	38,871

Household Durables 1.80%
Berkeley Group Holdings plc	761,960	38,974

Insurance 2.47%
Lancashire Holdings Ltd.	1,886,679	20,723
Prudential plc	1,395,201	32,671
		53,394

Media 3.12%
ITV plc	8,767,089	34,113
Pearson plc	770,921	10,238
RELX plc	1,280,550	22,939
		67,290

Metals & Mining 1.73%
Rio Tinto plc ADR	1,020,155	37,246

50	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
United Kingdom (continued)

Multi-Utilities 1.99%
National Grid plc	3,020,191	$43,058

Oil, Gas & Consumable Fuels 1.57%
BP plc	5,693,838	33,917

Personal Products 1.47%
Unilever plc	710,307	31,679

Pharmaceuticals 2.48%
AstraZeneca plc	367,921	23,541
GlaxoSmithKline plc	1,381,021	29,912
		53,453

Tobacco 2.35%
Imperial Tobacco Group plc	939,408	50,672

Wireless Telecommunication Services 1.31%
Vodafone Group plc	8,586,628	28,361
Total United Kingdom		599,984
Total Common Stocks (cost $2,203,622,837)		2,065,763

	Principal
	Amount
CORPORATE BOND 1.07%

Spain

Banks
Banco Popular Espanol SA(a) (cost $27,637,521)	$19,000,000	23,095

	Shares
PREFERRED STOCKS 1.21%

Brazil 0.64%

Independent Power and Renewable Electricity Producer
AES Tiete SA	3,845,400	13,780
		U.S. $
		Fair Value
Investments	Shares	(000)
South Korea 0.57%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co., Ltd.	11,829	$12,399
Total Preferred Stocks (cost $48,327,174)		26,179
Total Long-Term Investments (cost $2,279,587,532)		2,115,037

	Principal Amount
SHORT-TERM INVESTMENT 1.08%

Repurchase Agreement
Repurchase Agreement dated 10/30/2015, Zero Coupon due 11/2/2015 with Fixed Income Clearing Corp. collateralized by $23,550,000 of Federal Home Loan Mortgage Corp. at 0.875% due 2/22/2017; value: $23,667,750; proceeds: $23,200,664 (cost $23,200,664)	$23,201	$23,201
Total Investments in Securities 99.06%
(cost $2,302,788,196)		2,138,238
Cash, Foreign Cash and Other Assets in Excess of Liabilities(b) 0.94%		20,366
Net Assets 100.00%		$2,158,604

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	The security has an interest rate of 11.50%, is perpetual in nature and has no stated maturity.
(b)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/ depreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.	51

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2015

Open Forward Foreign Currency Exchange Contracts at October 31, 2015:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Buy	Morgan Stanley	2/19/2016	11,900,000	$8,371,418	$8,441,820	$70,402
British pound	Buy	J.P.Morgan	1/19/2016	6,880,000	10,434,917	10,603,382	168,465
Swedish krona	Buy	Morgan Stanley	11/23/2015	407,000,000	47,380,992	47,658,594	277,602
British pound	Sell	Morgan Stanley	1/19/2016	85,370,000	131,954,710	131,571,329	383,381
British pound	Sell	Morgan Stanley	1/19/2016	63,987,000	98,853,932	98,616,078	237,854
euro	Sell	J.P.Morgan	2/16/2016	18,700,000	21,082,548	20,606,583	475,965
euro	Sell	Morgan Stanley	2/16/2016	7,900,000	8,711,130	8,705,455	5,675
Israeli new shekel	Sell	Deutsche Bank AG	2/23/2016	30,000,000	7,780,527	7,765,482	15,045
Japanese yen	Sell	Morgan Stanley	2/22/2016	17,200,000,000	143,910,173	142,854,130	1,056,043
South African rand	Sell	Goldman Sachs	11/23/2015	83,600,000	6,030,605	6,020,157	10,448
Swedish krona	Sell	Deutsche Bank AG	11/23/2015	68,840,000	8,141,582	8,060,977	80,605
Swiss franc	Sell	Deutsche Bank AG	2/22/2016	6,040,000	6,249,994	6,136,516	113,478
Swiss franc	Sell	Standard Chartered Bank	2/22/2016	50,191,000	52,930,972	50,993,024	1,937,948
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$4,832,911

52	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2015

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Buy	Bank of America	2/19/2016	137,150,000	$99,760,853	$97,293,749	$(2,467,104)
Australian dollar	Buy	J.P.Morgan	2/19/2016	18,400,000	13,124,503	13,052,898	(71,605)
Australian dollar	Buy	Standard Chartered Bank	2/19/2016	15,300,000	11,044,496	10,853,769	(190,727)
Australian dollar	Buy	Standard Chartered Bank	2/19/2016	14,800,000	10,841,305	10,499,070	(342,235)
Australian dollar	Buy	Standard Chartered Bank	2/19/2016	131,000,000	95,299,880	92,930,959	(2,368,921)
Australian dollar	Buy	Standard Chartered Bank	2/19/2016	130,800,000	95,036,926	92,789,080	(2,247,846)
Canadian dollar	Buy	State Street Bank and Trust	2/19/2016	61,000,000	47,217,825	46,627,130	(590,695)
Japanese yen	Buy	Morgan Stanley	1/12/2016	900,000,000	7,521,026	7,468,851	(52,175)
Russian ruble	Buy	J.P.Morgan	11/23/2015	537,500,000	9,045,776	8,367,786	(677,990)
South African rand	Buy	Deutsche Bank AG	11/23/2015	100,000,000	7,731,351	7,201,145	(530,206)
South African rand	Buy	J.P.Morgan	11/23/2015	386,000,000	30,327,139	27,796,420	(2,530,719)
South African rand	Buy	J.P.Morgan	11/23/2015	250,000,000	19,320,685	18,002,863	(1,317,822)
South African rand	Buy	J.P.Morgan	11/23/2015	200,000,000	15,456,548	14,402,290	(1,054,258)
South African rand	Buy	Morgan Stanley	11/23/2015	105,000,000	8,116,741	7,561,202	(555,539)
South African rand	Buy	Morgan Stanley	11/23/2015	65,000,000	5,036,123	4,680,744	(355,379)
Swedish krona	Buy	J.P.Morgan	11/23/2015	61,150,000	7,354,262	7,160,499	(193,763)
Thai baht	Buy	Morgan Stanley	12/8/2015	448,000,000	12,641,084	12,579,615	(61,469)
Turkish lira	Buy	Bank of America	12/4/2015	72,600,000	25,252,174	24,669,417	(582,757)
Turkish lira	Buy	J.P.Morgan	12/4/2015	21,650,000	7,555,221	7,356,651	(198,570)
Australian dollar	Sell	J.P.Morgan	2/19/2016	12,500,000	8,833,461	8,867,458	(33,997)
Australian dollar	Sell	J.P.Morgan	2/19/2016	11,300,000	8,014,997	8,016,182	(1,185)
Japanese yen	Sell	Standard Chartered Bank	1/12/2016	5,260,000,000	43,551,194	43,651,286	(100,092)
New Zealand dollar	Sell	Standard Chartered Bank	2/5/2016	17,500,000	11,135,198	11,770,885	(635,687)
Russian ruble	Sell	J.P.Morgan	11/23/2015	537,500,000	8,251,458	8,367,786	(116,328)
South African rand	Sell	Deutsche Bank AG	11/23/2015	258,000,000	18,568,647	18,578,954	(10,307)
South African rand	Sell	J.P.Morgan	11/23/2015	61,500,000	4,367,747	4,428,704	(60,957)
Swedish krona	Sell	Barclays Bank plc	11/23/2015	173,000,000	20,078,911	20,257,830	(178,919)
Thai baht	Sell	Morgan Stanley	12/8/2015	448,000,000	12,277,336	12,579,615	(302,279)
Turkish lira	Sell	Deutsche Bank AG	12/4/2015	94,250,000	30,416,619	32,026,068	(1,609,449)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(19,438,980)

See Notes to Financial Statements.	53

Schedule of Investments (concluded)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2015

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks(3)	$2,065,763	$–	$–	$2,065,763
Corporate Bond	–	23,095	–	23,095
Preferred Stocks	26,179	–	–	26,179
Repurchase Agreement	–	23,201	–	23,201
Total	$2,091,942	$46,296	$–	$2,138,238
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$4,833	$–	$4,833
Liabilities	–	(19,439)	–	(19,439)
Total	$–	$(14,606)	$–	$(14,606)

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	As of October 31, 2015, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign equity securities are principally traded, which resulted in Level 1 inputs for all foreign equity securities. As of October 31, 2014, the Fund utilized adjusted valuations for the majority of foreign equity securities (as described in Note 2(a)), which resulted in Level 2 inputs. For the fiscal year ended October 31, 2015, the total securities transferred from Level 2 to Level 1 amounted to $1,487,746,498.

54	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL OPPORTUNITIES FUND October 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
COMMON STOCKS 95.18%

Australia 6.65%

Beverages 1.18%
Treasury Wine Estates Ltd.	1,456,370	$7,353

Commercial Services & Supplies 1.62%
Spotless Group Holdings Ltd.	6,572,720	10,077

Food Products 0.42%
Select Harvests Ltd.	355,622	2,576

Hotels, Restaurants & Leisure 1.22%
Mantra Group Ltd.	2,580,926	7,601

Multi-Utilities 1.10%
DUET Group	4,060,678	6,834

Real Estate Investment Trusts 1.11%
Charter Hall Group	2,150,026	6,884
Total Australia		41,325

Austria 0.39%

Semiconductors & Semiconductor Equipment
ams AG	76,264	2,446

Canada 4.28%

Auto Components 1.00%
Linamar Corp.	107,027	6,220

Metals & Mining 0.53%
HudBay Minerals, Inc.	634,866	3,297

Oil, Gas & Consumable Fuels 1.84%
Bankers Petroleum Ltd.*	1,530,850	2,575
Vermilion Energy, Inc.	84,100	2,959
Whitecap Resources, Inc.	660,300	5,863
		11,397

Paper & Forest Products 0.91%
Interfor Corp.*	597,609	5,676
Total Canada		26,590
		U.S. $
		Fair Value
Investments	Shares	(000)
China 0.39%

Oil, Gas & Consumable Fuels
China Suntien Green Energy Corp., Ltd. Class H	13,468,000	$2,415

Finland 2.35%

Leisure Product 1.43%
Amer Sports OYJ	317,417	8,908

Trading Companies & Distributors 0.92%
Cramo OYJ	310,614	5,704
Total Finland		14,612

France 2.65%

Commercial Services & Supplies 1.13%
Elior Participations SCA†	368,281	6,994

Information Technology Services 1.14%
Altran Technologies SA	568,561	7,096

Life Sciences Tools & Services 0.38%
Genfit*	51,980	2,337
Total France		16,427

Germany 4.51%

Internet Software & Services 0.61%
XING AG	19,136	3,779

Life Sciences Tools & Services 1.67%
Gerresheimer AG	98,660	7,700
MorphoSys AG*	43,213	2,674
		10,374

Machinery 0.99%
Deutz AG	1,636,239	6,141

Real Estate Management & Development 1.24%
Patrizia Immobilien AG*	279,903	7,699
Total Germany		27,993

See Notes to Financial Statements.	55

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
Hong Kong 3.94%

Communications Equipment 1.43%
VTech Holdings Ltd.	732,500	$8,898

Diversified Telecommunication Services 0.72%
HKBN Ltd.*	3,739,206	4,501

Energy Equipment & Services 0.22%
Hilong Holding Ltd.	6,298,900	1,341

Household Durables 1.57%
Techtronic Industries Co., Ltd.	2,652,500	9,737
Total Hong Kong		24,477

India 2.44%

Real Estate Management & Development 0.73%
Housing Development & Infrastructure Ltd.*	4,057,606	4,511

Thrifts & Mortgage Finance 1.71%
Dewan Housing Finance Corp., Ltd.	3,092,718	10,640
Total India		15,151

Indonesia 1.10%

Banks 0.93%
Bank Tabungan Negara Persero Tbk PT	66,942,204	5,796

Consumer Finance 0.17%
PT Clipan Finance Indonesia Tbk*	52,233,850	1,030
Total Indonesia		6,826

Ireland 3.95%

Beverages 0.69%
C&C Group plc	1,077,008	4,305

Health Care Providers & Services 1.34%
UDG Healthcare plc	1,138,723	8,342
		U.S. $
		Fair Value
Investments	Shares	(000)
Household Durables 1.19%
Cairn Homes plc*	6,629,700	$7,363

Real Estate Investment Trusts 0.73%
Hibernia REIT plc	3,066,734	4,539
Total Ireland		24,549

Israel 1.11%

Chemicals
Frutarom Industries Ltd.	159,037	6,868

Italy 6.00%
Banks 1.17%
Banca Popolare di Milano Scarl	7,723,076	7,261

Beverages 1.54%
Davide Campari-Milano SpA	1,116,982	9,568

Capital Markets 1.24%
Anima Holding SpA†	785,113	7,706

Construction & Engineering 0.69%
Maire Tecnimont SpA*	1,482,855	4,282

Textiles, Apparel & Luxury Goods 1.36%
Brunello Cucinelli SpA	262,456	4,754
Moncler SpA	231,304	3,726
		8,480
Total Italy		37,297

Japan 18.06%

Construction & Engineering 1.82%
Maeda Road Construction Co., Ltd.	254,000	4,662
SHO-BOND Holdings Co., Ltd.	166,000	6,624
		11,286

56	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
Japan (continued)

Electronic Equipment, Instruments & Components 0.73%
Hitachi
High-Technologies Corp.	168,100	$4,562

Food & Staples Retailing 1.29%
Sundrug Co., Ltd.	151,200	8,044

Hotels, Restaurants & Leisure 2.17%
Resorttrust, Inc.	275,900	7,134
St. Marc Holdings Co., Ltd.	211,900	6,330
		13,464

Household Durables 1.47%
Iida Group Holdings Co., Ltd.	483,500	9,143

Information Technology Services 4.49%
NS Solutions Corp.	153,900	7,563
Obic Co., Ltd.	189,600	10,087
SCSK Corp.	265,800	10,254
		27,904

Machinery 1.01%
CKD Corp.	344,600	3,164
Nabtesco Corp.	154,600	3,129
		6,293

Professional Services 2.64%
en-japan, Inc.	124,200	3,330
Tanseisha Co., Ltd.	917,500	6,835
Temp Holdings Co., Ltd.	414,300	6,232
		16,397

Real Estate Management & Development 0.31%
Hulic Co., Ltd.	201,700	1,899

Software 1.62%
NSD Co., Ltd.	359,300	5,032
Trend Micro, Inc.	128,200	5,031
		10,063
		U.S. $
		Fair Value
Investments	Shares	(000)
Wireless Telecommunication Services 0.51%
Okinawa Cellular Telephone Co.	112,600	$3,154
Total Japan		112,209

Luxembourg 2.71%

Machinery 1.28%
Stabilus SA*	207,220	7,976

Real Estate Management & Development 1.43%
Grand City Properties SA	444,882	8,884
Total Luxembourg		16,860

Netherlands 2.69%

Construction & Engineering 0.34%
Arcadis NV	82,203	2,074

Machinery 1.28%
Aalberts Industries NV	244,597	7,952

Professional Services 1.07%
USG People NV	417,795	6,662
Total Netherlands		16,688

New Zealand 0.88%

Airlines
Air New Zealand Ltd.	2,783,004	5,484

Philippines 1.46%

Banks 0.46%
Rizal Commercial Banking Corp.	4,295,080	2,848

Real Estate Management & Development 1.00%
Filinvest Land, Inc.	166,708,000	6,196
Total Philippines		9,044

Portugal 1.22%

Multi-Utilities
REN–Redes Energeticas Nacionais SGPS SA	2,487,660	7,597

See Notes to Financial Statements.	57

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
Spain 4.03%

Food Products 1.35%
Ebro Foods SA	442,067	$8,390

Real Estate Investment Trusts 1.63%
Merlin Properties Socimi SA	789,260	10,120

Real Estate Management & Development 1.05%
Hispania Activos Inmobiliarios SA*	434,720	6,549
Total Spain		25,059

Sweden 3.77%

Commercial Services & Supplies 1.50%
Loomis AB Class B	359,896	9,331

Consumer Finance 1.22%
Hoist Finance AB*†	872,334	7,556

Food & Staples Retailing 1.05%
Axfood AB	361,994	6,529
Total Sweden		23,416

Switzerland 3.77%

Capital Markets 0.61%
EFG International AG*	376,379	3,781

Commercial Services & Supplies 1.48%
Gategroup Holding AG*	245,904	9,230

Electronic Equipment, Instruments & Components 0.60%
Sunny Optical Technology Group Co., Ltd.	1,590,000	3,725

Household Durables 1.08%
Forbo Holding AG Registered Shares*	5,890	6,704
Total Switzerland		23,440

Taiwan 0.85%

Technology Hardware, Storage & Peripherals
Adlink Technology, Inc.	1,950,100	5,262
		U.S. $
		Fair Value
Investments	Shares	(000)
United Kingdom 15.03%

Capital Markets 1.35%
Ashmore Group plc	443,243	$1,845
Jupiter Fund Management plc	941,134	6,542
		8,387
Chemicals 1.24%
Essentra plc	593,285	7,701

Communications Equipment 0.48%
Telit Communications plc*	779,897	2,994

Diversified Financial Services 1.47%
Arrow Global Group plc	2,371,848	9,104

Household Durables 3.07%
Bellway plc	180,390	7,219
Berkeley Group Holdings plc	86,657	4,433
DFS Furniture plc*	1,494,262	7,440
		19,092
Multi-Line Retail 2.95%
B&M European Value Retail SA	1,464,199	7,525
Debenhams plc	6,032,844	8,319
Poundland Group plc	585,119	2,481
		18,325
Professional Services 2.68%
Exova Group plc	1,666,655	3,822
Hays plc	2,318,022	5,035
Michael Page International plc	1,024,919	7,818
		16,675
Software 0.07%
Tungsten Corp. plc*	614,443	419

Specialty Retail 1.21%
Howden Joinery Group plc	1,048,028	7,490

Textiles, Apparel & Luxury Goods 0.51%
Jimmy Choo plc*	1,423,571	3,182
Total United Kingdom		93,369

58	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2015

		U.S. $
		Fair Value
Investments	Shares	(000)
United States 0.95%

Diversified Financial Services
iShares MSCI EAFE Small-Cap ETF	117,827	$5,906
Total Common Stocks (cost $570,186,439)		591,310

	Principal Amount (000)
SHORT-TERM INVESTMENT 3.43%

Repurchase Agreement
Repurchase Agreement dated 10/30/2015, Zero Coupon due 11/2/2015 with Fixed Income Clearing Corp. collateralized by $21,630,000 of U.S. Treasury Note at 0.75% due 1/15/2017; value: $21,738,150; proceeds: $21,308,292 (cost $21,308,292)	$21,308	21,308
Total Investments in Securities 98.61% (cost $591,494,731)		612,618
Cash, Foreign Cash and Other Assets in Excess of Liabilities(a) 1.39%		8,635
Net Assets 100.00%		$621,253

ETF	Exchange Traded Fund.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/ depreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.	59

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2015

Open Forward Foreign Currency Exchange Contracts at October 31, 2015:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
British pound	Buy	Morgan Stanley	2/16/2016	2,420,000	$3,713,292	$3,729,393	$16,101
Canadian dollar	Buy	Bank of America	12/14/2015	3,940,000	2,966,599	3,012,419	45,820
euro	Buy	Deutsche Bank AG	2/16/2016	2,200,000	2,414,927	2,424,304	9,377
Indian rupee	Buy	Goldman Sachs	11/2/2015	195,000,000	2,905,566	2,984,161	78,595
Indian rupee	Buy	Morgan Stanley	11/2/2015	341,000,000	5,154,561	5,218,456	63,895
Indian rupee	Buy	UBS AG	11/2/2015	65,000,000	973,312	994,720	21,408
Indian rupee	Buy	UBS AG	11/2/2015	135,750,000	2,025,557	2,077,435	51,878
South Korean won	Buy	Bank of America	12/7/2015	16,615,000,000	14,264,006	14,537,739	273,733
South Korean won	Buy	Barclays Bank plc	2/1/2016	15,190,000,000	12,652,113	13,267,805	615,692
euro	Sell	Deutsche Bank AG	2/16/2016	1,620,000	1,811,588	1,785,169	26,419
euro	Sell	Deutsche Bank AG	2/16/2016	1,668,000	1,866,902	1,838,063	28,839
euro	Sell	Deutsche Bank AG	2/16/2016	950,000	1,074,894	1,046,859	28,035
euro	Sell	Deutsche Bank AG	2/16/2016	2,490,000	2,841,254	2,743,871	97,383
euro	Sell	J.P. Morgan	2/16/2016	29,700,000	33,484,047	32,728,103	755,944
euro	Sell	Morgan Stanley	2/16/2016	860,000	986,202	947,682	38,520
euro	Sell	Morgan Stanley	2/16/2016	1,058,000	1,185,162	1,165,870	19,292
euro	Sell	Morgan Stanley	2/16/2016	970,000	1,105,472	1,068,898	36,574
euro	Sell	Morgan Stanley	2/16/2016	870,000	991,639	958,702	32,937
euro	Sell	Morgan Stanley	2/16/2016	970,000	1,107,053	1,068,898	38,155
euro	Sell	Morgan Stanley	2/16/2016	762,000	866,830	839,691	27,139
euro	Sell	Standard Chartered Bank	2/16/2016	1,900,000	2,098,555	2,093,717	4,838
Indian rupee	Sell	Barclays Bank plc	2/29/2016	652,000,000	9,833,939	9,779,853	54,086
Indian rupee	Sell	Deutsche Bank AG	11/2/2015	962,000,000	14,803,416	14,721,861	81,555
Indian rupee	Sell	J.P. Morgan	11/2/2015	316,000,000	4,841,576	4,835,871	5,705
Indian rupee	Sell	UBS AG	11/2/2015	98,000,000	1,520,776	1,499,732	21,044
Swiss franc	Sell	Deutsche Bank AG	11/17/2015	704,000	740,989	712,526	28,463
Swiss franc	Sell	UBS AG	11/17/2015	1,800,000	1,845,815	1,821,800	24,015
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$2,525,442

60	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2015

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
British pound	Buy	J.P. Morgan	1/19/2016	3,852,000	$5,982,852	$5,936,661	$(46,191)
Canadian dollar	Buy	Bank of America	12/14/2015	19,400,000	14,853,835	14,832,722	(21,113)
Danish krone	Buy	Deutsche Bank AG	2/16/2016	126,000,000	19,057,466	18,637,871	(419,595)
Danish krone	Buy	Morgan Stanley	2/16/2016	9,600,000	1,447,936	1,420,028	(27,908)
euro	Buy	J.P. Morgan	2/16/2016	1,410,000	1,603,732	1,553,758	(49,974)
Indian rupee	Buy	Barclays Bank plc	11/2/2015	639,250,000	9,830,683	9,782,692	(47,991)
Japanese yen	Buy	Morgan Stanley	2/19/2016	256,932,000	2,157,192	2,133,782	(23,410)
Japanese yen	Buy	Morgan Stanley	2/19/2016	589,200,000	4,926,595	4,893,219	(33,376)
Japanese yen	Buy	Morgan Stanley	2/19/2016	645,000,000	5,451,941	5,356,630	(95,311)
Swiss franc	Buy	Deutsche Bank AG	11/17/2015	1,450,000	1,517,749	1,467,561	(50,188)
Swiss franc	Buy	Morgan Stanley	11/17/2015	17,050,000	18,028,981	17,256,493	(772,488)
Swiss franc	Buy	Morgan Stanley	11/17/2015	3,640,000	3,738,615	3,684,084	(54,531)
Swiss franc	Buy	Morgan Stanley	11/17/2015	1,210,000	1,247,108	1,224,654	(22,454)
Australian dollar	Sell	Bank of America	12/14/2015	1,415,000	989,610	1,006,935	(17,325)
Australian dollar	Sell	Bank of America	12/14/2015	4,470,000	3,127,614	3,180,918	(53,304)
Australian dollar	Sell	Deutsche Bank AG	12/14/2015	1,623,000	1,150,972	1,154,951	(3,979)
Australian dollar	Sell	Morgan Stanley	12/14/2015	4,000,000	2,786,228	2,846,459	(60,231)
Australian dollar	Sell	Morgan Stanley	12/14/2015	2,100,000	1,488,280	1,494,391	(6,111)
British pound	Sell	Bank of America	1/19/2016	3,852,000	5,911,649	5,936,661	(25,012)
Canadian dollar	Sell	Morgan Stanley	12/14/2015	1,700,000	1,290,494	1,299,775	(9,281)
Canadian dollar	Sell	State Street Bank and Trust	12/14/2015	2,400,000	1,828,386	1,834,976	(6,590)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,846,363)

See Notes to Financial Statements.	61

Schedule of Investments (concluded)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2015

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)	(000)	(000)	(000)	(000)
Common Stocks(3)	$591,310	$–	$–	$591,310
Repurchase Agreement	–	21,308	–	21,308
Total	$591,310	$21,308	$–	$612,618
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$2,525	$–	$2,525
Liabilities	–	(1,846)	–	(1,846)
Total	$–	$679	$–	$679

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	As of October 31, 2015, the Fund utilized the last sale or official closing price on the exchange or system on which the foreign equity securities are principally traded, which resulted in Level 1 inputs for all foreign equity securities. As of October 31, 2014, the Fund utilized adjusted valuations for the majority of foreign equity securities (as described in Note 2(a)), which resulted in Level 2 inputs. For the fiscal year ended October 31, 2015, the total securities transferred from Level 2 to Level 1 amounted to $229,904,124.

62	See Notes to Financial Statements.

Schedule of Investments

VALUE OPPORTUNITIES FUND October 31, 2015

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.30%

Banks 7.57%

Bank of Hawaii Corp.	567,100	$37,134
Citizens Financial Group, Inc.	1,386,611	33,695
East West Bancorp, Inc.	392,256	15,843
First Republic Bank	424,700	27,737
Signature Bank*	315,111	46,926
Western Alliance Bancorp*	1,209,994	43,257
Total		204,592

Capital Markets 1.91%
Ares Management LP	524,629	8,494
Moelis & Co. Class A	716,300	21,116
Raymond James Financial, Inc.	397,983	21,933
Total		51,543

Chemicals 0.78%
RPM International, Inc.	460,698	21,059

Commercial Services & Supplies 2.64%
Herman Miller, Inc.	1,055,400	33,488
KAR Auction Services, Inc.	984,080	37,789
Total		71,277

Communications Equipment 1.39%
ARRIS Group, Inc.*	1,334,175	37,704

Construction & Engineering 2.86%
AECOM*	1,568,698	46,230
Jacobs Engineering Group, Inc.*	771,162	30,954
Total		77,184

Containers & Packaging 3.81%
Berry Plastics Group, Inc.*	1,025,832	34,365
Sealed Air Corp.	665,100	32,670
WestRock Co.	670,500	36,046
Total		103,081

Diversified Telecommunication Services 1.38%
Zayo Group Holdings, Inc.*	1,408,416	37,365
		Fair
		Value
Investments	Shares	(000)
Electric: Utilities 3.11%
ITC Holdings Corp.	1,142,700	$37,389
Portland General Electric Co.	1,256,200	46,580
Total		83,969

Electronic Equipment, Instruments & Components 1.00%
Amphenol Corp. Class A	500,200	27,121

Energy Equipment & Services 0.47%
Helmerich & Payne, Inc.	227,900	12,824

Food & Staples Retailing 0.49%
United Natural Foods, Inc.*	263,358	13,286

Food Products 1.92%
Pinnacle Foods, Inc.	1,175,753	51,827

Health Care Equipment & Supplies 2.18%
STERIS Corp.	786,971	58,984

Health Care Providers & Services 3.38%
ExamWorks Group, Inc.*	846,459	23,904
HealthSouth Corp.	1,231,768	42,902
MEDNAX, Inc.*	348,700	24,573
Total		91,379

Hotels, Restaurants & Leisure 3.27%
Aramark	657,543	19,957
Red Robin Gourmet Burgers, Inc.*	418,628	31,351
SeaWorld Entertainment, Inc.	1,862,427	37,118
Total		88,426

Household Durables 3.10%
Jarden Corp.*	1,121,438	50,241
Lennar Corp. Class A	668,650	33,479
Total		83,720

Information Technology Services 10.15%
Acxiom Corp.*	1,685,636	37,286
Amdocs Ltd.	650,798	38,768

See Notes to Financial Statements.	63

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2015

		Fair
		Value
Investments	Shares	(000)
Information Technology Services (continued)
Booz Allen Hamilton Holding Corp.	1,766,340	$52,036
Cardtronics, Inc.*	695,800	24,005
Fidelity National Information Services, Inc.	745,236	54,343
MAXIMUS, Inc.	610,466	41,634
Vantiv, Inc. Class A*	522,548	26,206
Total		274,278

Insurance 7.49%
Arch Capital Group Ltd.*	734,006	54,970
Hartford Financial Services Group, Inc. (The)	856,135	39,605
Markel Corp.*	43,113	37,422
RenaissanceRe Holdings Ltd.	641,826	70,363
Total		202,360

Internet Software & Services 1.12%
Akamai Technologies, Inc.*	497,596	30,264

Leisure Product 0.92%
Brunswick Corp.	464,100	24,973

Life Sciences Tools & Services 2.33%
PerkinElmer, Inc.	786,900	40,636
Quintiles Transnational Holdings, Inc.*	350,749	22,325
Total		62,961

Machinery 2.26%
Snap-on, Inc.	244,100	40,494
WABCO Holdings, Inc.*	184,000	20,650
Total		61,144

Media 2.46%
AMC Networks, Inc. Class A*	416,300	30,760
New York Times Co. (The) Class A	2,696,964	35,816
Total		66,576

Metals & Mining 1.72%
Reliance Steel & Aluminum Co.	777,100	46,595
		Fair
		Value
Investments	Shares	(000)
Multi-Utilities 2.00%
CMS Energy Corp.	1,501,800	$54,170

Oil, Gas & Consumable Fuels 4.47%
Carrizo Oil & Gas, Inc.*	1,012,400	38,097
Cimarex Energy Co.	239,203	28,240
EQT Corp.	413,000	27,287
Rice Energy, Inc.*	1,774,478	27,078
Total		120,702

Personal Products 1.30%
Coty, Inc. Class A	1,211,800	35,082

Pharmaceuticals 1.08%
Prestige Brands Holdings, Inc.*	593,600	29,092

Real Estate Investment Trusts 6.60%
Federal Realty Investment Trust	457,200	65,604
Highwoods Properties, Inc.	919,300	39,944
Physicians Realty Trust	2,346,644	37,499
Retail Opportunity Investments Corp.	1,942,501	35,217
Total		178,264

Real Estate Management & Development 0.90%
Realogy Holdings Corp.*	618,826	24,196

Road & Rail 1.88%
Genesee & Wyoming, Inc. Class A*	377,100	25,304
Old Dominion Freight Line, Inc.*	414,000	25,643
Total		50,947

Semiconductors & Semiconductor Equipment 2.86%
Lam Research Corp.	404,691	30,995
Synaptics, Inc.*	544,954	46,370
Total		77,365

64	See Notes to Financial Statements.

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2015

		Fair
		Value
Investments	Shares	(000)
Specialty Retail 1.65%
American Eagle Outfitters, Inc.	484,700	$7,406
Penske Automotive Group, Inc.	355,800	17,377
Urban Outfitters, Inc.*	688,004	19,677
Total		44,460

Textiles, Apparel & Luxury Goods 1.38%
Steven Madden Ltd.*	1,073,086	37,397

Thrifts & Mortgage Finance 1.14%
Essent Group Ltd.*	1,280,505	30,860

Trading Companies & Distributors 1.11%
Watsco, Inc.	244,300	30,056

Water Utilities 2.22%
American Water Works Co., Inc.	1,044,318	59,902
Total Common Stocks (cost $2,130,112,677)		2,656,985

	Principal
	Amount
	(000)
SHORT-TERM INVESTMENT 0.98%

Repurchase Agreement
Repurchase Agreement dated 10/30/2015, Zero Coupon due 11/2/2015 with Fixed Income Clearing Corp. collateralized by $26,820,000 of U.S. Treasury Note at 0.625% due 5/31/2017; value: $26,887,050; proceeds: $26,355,834 (cost $26,355,834)	$26,356	26,356
Total Investments in Securities 99.28% (cost $2,156,468,511)		2,683,341
Cash and Other Assets in Excess of Liabilities 0.72%		19,490
Net Assets 100.00%		$2,702,831

*	Non-income producing security.

See Notes to Financial Statements.	65

Schedule of Investments (concluded)

VALUE OPPORTUNITIES FUND October 31, 2015

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$2,656,985	$–	$–	$2,656,985
Repurchase Agreement	–	26,356	–	26,356
Total	$2,656,985	$26,356	$–	$2,683,341

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2015.

66	See Notes to Financial Statements.

This page is intentionally left blank.

Statements of Assets and Liabilities

October 31, 2015

	Alpha Strategy	Fundamental	Growth
	Fund	Equity Fund	Leaders Fund
ASSETS:
Investments in securities, at cost	$1,122,633,251	$3,250,659,086	$1,866,271,195
Investments in securities, at fair value	$1,261,026,243	$3,686,005,997	$1,994,069,512
Segregated cash held at custodian	–	–	–
Foreign cash, at value (cost $0, $0, $0, $0, $1,872,216, $1,922,163 and $0, respectively)	–	–	–
Cash	55,793	25,540,861	5,310,031
Receivables:
Investment securities sold	–	39,304,186	189,285,017
Interest and dividends	–	4,593,130	1,564,301
Capital shares sold	1,795,721	2,373,571	14,160,049
From advisor (See Note 3)	–	–	339,060
From affiliates (See Note 3)	281,408	–	–
Unrealized appreciation on forward foreign currency exchange contracts	–	–	–
Prepaid expenses and other assets	70,969	118,222	42,108
Total assets	1,263,230,134	3,757,935,967	2,204,770,078
LIABILITIES:
Payables:
Investment securities purchased	–	70,204,414	196,102,870
Capital shares reacquired	1,990,900	8,143,603	1,694,174
12b-1 distribution plan	502,363	1,446,209	668,881
Management fee	–	1,619,493	888,730
Trustees’ fees	138,959	797,457	80,693
Fund administration	–	123,105	64,637
To affiliates (See Note 3)	–	14,178	14,178
Unrealized depreciation on forward foreign currency exchange contracts	–	–	–
Foreign currency overdraft	–	–	–
Accrued expenses	412,275	1,254,073	437,863
Total liabilities	3,044,497	83,602,532	199,952,026
NET ASSETS	$1,260,185,637	$3,674,333,435	$2,004,818,052
COMPOSITION OF NET ASSETS:
Paid-in capital	$972,402,319	$2,979,492,999	$1,815,465,995
Undistributed (distributions in excess of) net investment income	(3,389,449)	30,684,339	(626,463)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	152,779,775	228,809,186	62,180,203
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	138,392,992	435,346,911	127,798,317
Net Assets	$1,260,185,637	$3,674,333,435	$2,004,818,052

68	See Notes to Financial Statements.

International	International	International	Value
Core Equity	Dividend	Opportunities	Opportunities
Fund	Income Fund	Fund	Fund

$515,309,439	$2,302,788,196	$591,494,731	$2,156,468,511
$523,879,042	$2,138,237,740	$612,617,543	$2,683,341,245
1,470,000	16,910,000	800,000	–

–	1,877,346	1,891,644	–
1,685,886	4,420,678	3,643,700	31,395,376

8,455,005	25,530,844	178,954	19,989,981
1,720,023	6,589,619	921,967	405,528
474,915	1,597,907	2,904,499	1,758,045
65,382	234,805	–	–
–	–	–	–

804,934	4,832,911	2,525,442	–
53,869	91,377	63,166	144,478
538,609,056	2,200,323,227	625,546,915	2,737,034,653

16,635	13,910,032	669,335	25,275,115
1,190,411	5,628,409	937,587	4,882,430
118,732	342,377	95,168	896,488
314,083	1,250,296	389,803	1,613,067
143,575	193,716	69,341	379,973
17,948	74,860	20,789	91,426
11,333	227,253	65,166	66,394

2,416,285	19,438,980	1,846,363	–
231,321	–	–	–
277,456	653,517	200,433	999,174
4,737,779	41,719,440	4,293,985	34,204,067
$533,871,277	$2,158,603,787	$621,252,930	$2,702,830,586

$730,246,408	$2,527,774,518	$580,963,174	$1,991,097,121

5,520,996	(202,859)	556,711	(6,823,845)

(208,825,986)	(189,723,220)	17,986,799	191,684,576

6,929,859	(179,244,652)	21,746,246	526,872,734
$533,871,277	$2,158,603,787	$621,252,930	$2,702,830,586

See Notes to Financial Statements.	69

Statements of Assets and Liabilities (concluded)

October 31, 2015

	Alpha Strategy	Fundamental	Growth
	Fund	Equity Fund	Leaders Fund

Net assets by class:
Class A Shares	$580,945,196	$2,027,292,271	$742,392,590
Class B Shares	$9,907,422	$28,798,130	$4,191,371
Class C Shares	$314,945,893	$713,823,629	$414,556,536
Class F Shares	$271,864,511	$436,263,036	$733,462,983
Class I Shares	$43,134,544	$236,867,011	$96,090,419
Class P Shares	–	$13,732,662	–
Class R2 Shares	$2,704,187	$10,543,124	$592,899
Class R3 Shares	$36,655,826	$206,984,003	$13,500,829
Class R4 Shares	$9,347	$9,849	$10,135
Class R5 Shares	$9,355	$9,858	$10,143
Class R6 Shares	$9,356	$9,862	$10,147
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	19,503,228	152,204,732	31,282,472
Class B Shares	364,772	2,353,656	180,313
Class C Shares	11,739,375	58,779,581	18,015,912
Class F Shares	9,102,546	32,983,090	30,723,323
Class I Shares	1,428,244	17,670,654	4,011,458
Class P Shares	–	1,048,093	–
Class R2 Shares	92,742	807,911	24,970
Class R3 Shares	1,250,965	15,781,428	571,504
Class R4 Shares	313.78	739.65	427
Class R5 Shares	309.79	735	423.55
Class R6 Shares	309.79	735.38	423.55
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$29.79	$13.32	$23.73
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$31.61	$14.13	$25.18
Class B Shares-Net asset value	$27.16	$12.24	$23.24
Class C Shares-Net asset value	$26.83	$12.14	$23.01
Class F Shares-Net asset value	$29.87	$13.23	$23.87
Class I Shares-Net asset value	$30.20	$13.40	$23.95
Class P Shares-Net asset value	–	$13.10	–
Class R2 Shares-Net asset value	$29.16	$13.05	$23.74
Class R3 Shares-Net asset value	$29.30	$13.12	$23.62
Class R4 Shares-Net asset value	$29.79	$13.32	$23.74
Class R5 Shares-Net asset value	$30.20	$13.41	$23.95
Class R6 Shares-Net asset value	$30.20	$13.41	$23.96

70	See Notes to Financial Statements.

International	International	International	Value
Core Equity	Dividend	Opportunities	Opportunities
Fund	Income Fund	Fund	Fund

$341,437,360	$710,834,838	$160,627,674	$1,026,958,570
$6,206,708	–	$2,702,043	$11,520,526
$42,056,658	$142,491,799	$31,272,934	$356,708,977
$63,830,297	$210,696,387	$118,962,575	$557,742,464
$61,077,084	$1,080,844,211	$296,964,579	$557,008,276
$109,732	–	$594,961	$42,224,867
$657,970	$1,028,830	$934,543	$7,119,655
$18,466,433	$12,680,281	$9,160,809	$114,489,220
$9,671	$9,141	$9,725	$9,626
$9,679	$9,149	$9,733	$9,634
$9,685	$9,151	$13,354	$29,038,771

27,022,899	100,863,578	9,443,582	52,491,251
497,247	–	167,675	635,961
3,376,924	20,399,362	1,964,200	19,691,915
5,084,525	29,840,652	7,047,855	28,099,968
4,796,979	152,695,572	17,026,216	27,626,908
8,685	–	34,456	2,181,320
52,317	143,099	55,585	373,182
1,484,749	1,782,365	547,527	5,963,287
766	1,297	571.76	492
760.46	1,293	558	477.78
760	1,293	765.22	1,439,738

$12.64	$7.05	$17.01	$19.56

$13.41	$7.48	$18.05	$20.75
$12.48	–	$16.11	$18.12
$12.45	$6.99	$15.92	$18.11
$12.55	$7.06	$16.88	$19.85
$12.73	$7.08	$17.44	$20.16
$12.63	–	$17.27	$19.36
$12.58	$7.19	$16.81	$19.08
$12.44	$7.11	$16.73	$19.20
$12.63	$7.05	$17.01	$19.57
$12.73	$7.08	$17.44	$20.16
$12.74	$7.08	$17.45	$20.17

See Notes to Financial Statements.	71

Statements of Operations

For the Year Ended October 31, 2015

	Alpha Strategy	Fundamental	Growth
	Fund	Equity Fund	Leaders Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $0, $0, $1,382,740, $9,850,800, $887,992 and $18,414, respectively)	$4,270,178	$90,447,618	$12,197,973
Interest and other	–	12,822	660
Total investment income	4,270,178	90,460,440	12,198,633
Expenses:
Management fee	1,303,306	22,893,302	8,894,054
12b-1 distribution plan–Class A	1,495,716	5,795,707	1,518,324
12b-1 distribution plan–Class B	136,530	371,970	54,458
12b-1 distribution plan–Class C	3,249,145	8,357,601	3,146,389
12b-1 distribution plan–Class F	275,045	589,291	589,701
12b-1 distribution plan–Class P	–	76,595	–
12b-1 distribution plan–Class R2	19,369	83,802	3,168
12b-1 distribution plan–Class R3	185,151	1,239,681	59,893
12b-1 distribution plan–Class R4	8	8	9
Shareholder servicing	1,824,666	5,440,643	1,709,290
Professional	37,782	69,930	49,215
Reports to shareholders	150,550	372,527	165,447
Fund administration	–	1,755,464	646,842
Custody	24,206	73,652	35,687
Trustees’ fees	44,755	159,485	52,113
Registration	127,930	153,737	171,398
Subsidy (See Note 3)	–	102,615	102,816
Other	184,961	598,494	221,774
Gross expenses	9,059,120	48,134,504	17,420,578
Expense reductions (See Note 9)	(1,168)	(4,054)	(1,478)
Expenses assumed by Underlying Funds (See Note 3)	(2,393,682)	–	–
Fees waived and expenses reimbursed (See Note 3)	(1,303,306)	–	(2,344,530)
Shareholder servicing reimbursed–Class F	–	–	–
Shareholder servicing reimbursed–Class I	–	–	–
Net expenses	5,360,964	48,130,450	15,074,570
Net investment income (loss)	(1,090,786)	42,329,990	(2,875,937)
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	162,371,628	–	–
Net realized gain (loss) on investments (net of foreign capital gains tax of $0, $0, $0, $714,089, $74,685, $1,398,383 and $0, respectively)	17,427,574	305,298,883	86,104,090
Net realized loss on foreign currency related transactions	–	–	–
Net change in unrealized appreciation/depreciation on investments	(148,529,041)	(283,605,428)	46,305,726
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	–	–
Net realized and unrealized gain (loss)	31,270,161	21,693,455	132,409,816
Net Increase (Decrease) in Net Assets Resulting From Operations	$30,179,375	$64,023,445	$129,533,879

72	See Notes to Financial Statements.

International	International	International	Value
Core Equity	Dividend	Opportunities	Opportunities
Fund	Income Fund	Fund	Fund

$15,353,953	$105,179,917	$9,822,793	$33,521,962
–	1,972,204	–	5,197
15,353,953	107,152,121	9,822,793	33,527,159

4,008,833	16,544,891	4,004,326	20,947,078
1,013,339	2,629,996	336,072	3,038,237
86,351	–	34,785	157,682
446,853	1,737,464	249,929	3,886,409
74,989	289,345	65,320	562,078
537	–	2,782	214,379
5,075	7,332	2,419	53,997
96,637	62,444	34,330	641,945
8	8	8	8
1,028,881	2,053,984	454,566	3,852,660
70,540	67,950	71,765	63,150
84,236	194,954	42,384	262,513
229,076	1,002,993	213,564	1,196,743
212,902	686,029	221,513	75,607
20,252	88,203	17,593	104,766
109,684	178,372	108,057	139,535
82,156	1,490,782	541,034	550,450
122,194	342,706	94,272	407,210
7,692,543	27,377,453	6,494,719	36,154,447
(466)	(1,489)	(222)	(2,532)
–	–	–	–
(1,176,339)	(1,660,861)	–	–
(50,350)	(112,628)	–	–
(42,463)	(450,901)	–	–
6,422,925	25,151,574	6,494,497	36,151,915
8,931,028	82,000,547	3,328,296	(2,624,756)

–	–	–	–

(5,593,371)	(143,881,284)	23,241,933	191,750,643

(4,688,690)	(8,249,480)	(6,440,961)	–

(20,831,214)	(208,185,960)	17,037,532	(72,964,023)

(1,683,589)	(37,613,253)	2,173,747	–
(32,796,864)	(397,929,977)	36,012,251	118,786,620

$(23,865,836)	$(315,929,430)	$39,340,547	$116,161,864

See Notes to Financial Statements.	73

Statements of Changes in Net Assets

	Alpha Strategy Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2015	October 31, 2014
Operations:
Net investment income (loss)	$(1,090,786)	$(1,305,470)
Capital gain distributions received from Underlying Funds	162,371,628	154,541,730
Net realized gain on investments	17,427,574	8,706,212
Net change in unrealized appreciation/depreciation on investments	(148,529,041)	(85,215,053)
Net increase in net assets resulting from operations	30,179,375	76,727,419
Distributions to shareholders from:
Net investment income
Class A	(8,735,703)	(22,621,066)
Class B	(110,177)	(781,984)
Class C	(2,903,994)	(10,866,042)
Class F	(4,375,758)	(8,279,754)
Class I	(876,848)	(1,866,385)
Class P	–	–
Class R2	(45,570)	(101,979)
Class R3	(463,657)	(1,306,745)
Net realized gain
Class A	(53,231,567)	(19,636,123)
Class B	(1,575,772)	(827,561)
Class C	(31,532,792)	(11,101,894)
Class F	(23,981,277)	(6,954,422)
Class I	(4,551,420)	(1,536,193)
Class P	–	–
Class R2	(337,467)	(96,738)
Class R3	(3,355,770)	(1,208,674)
Total distributions to shareholders	(136,077,772)	(87,185,560)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	267,736,331	352,357,950
Reinvestment of distributions	113,655,114	72,427,203
Cost of shares reacquired	(297,467,265)	(297,203,605)
Net increase (decrease) in net assets resulting from capital share transactions	83,924,180	127,581,548
Net increase (decrease) in net assets	(21,974,217)	117,123,407
NET ASSETS:
Beginning of year	$1,282,159,854	$1,165,036,447
End of year	$1,260,185,637	$1,282,159,854
Undistributed (distributions in excess of) net investment income	$(3,389,449)	$(3,326,317)

74	See Notes to Financial Statements.

Fundamental Equity Fund		Growth Leaders Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014

$42,329,990	$21,085,349	$(2,875,937)	$(415,821)
–	–	–	–
305,298,883	898,006,158	86,104,090	55,788,492

(283,605,428)	(290,878,798)	46,305,726	58,450,935
64,023,445	628,212,709	129,533,879	113,823,606

(16,981,478)	(7,924,144)	–	–
–	–	–	–
(273,945)	–	–	–
(6,894,688)	(3,576,864)	–	–
(4,367,437)	(3,123,996)	–	–
(105,867)	(35,677)	–	–
(34,584)	(2,679)	–	–
(1,383,142)	(396,978)	–	–

(456,064,578)	(453,760,571)	(28,085,049)	(13,166,895)
(8,388,211)	(9,817,310)	(357,210)	(515,769)
(180,777,593)	(161,178,500)	(13,786,944)	(4,901,914)
(131,065,272)	(108,046,097)	(27,241,459)	(7,704,589)
(74,720,912)	(79,526,478)	(3,976,895)	(3,280,397)
(3,676,969)	(4,004,231)	–	–
(2,913,506)	(3,758,156)	(24,630)	(2,801)
(50,977,599)	(49,141,629)	(573,767)	(541,921)
(938,625,781)	(884,293,310)	(74,045,954)	(30,114,286)

398,373,326	991,547,006	1,029,331,348	1,180,087,087
843,553,618	778,816,758	63,024,578	26,466,991
(1,997,183,983)	(1,939,026,230)	(463,316,036)	(403,953,739)

(755,257,039)	(168,662,466)	629,039,890	802,600,339
(1,629,859,375)	(424,743,067)	684,527,815	886,309,659

$5,304,192,810	$5,728,935,877	$1,320,290,237	$433,980,578
$3,674,333,435	$5,304,192,810	$2,004,818,052	$1,320,290,237

$30,684,339	$18,610,883	$(626,463)	$(275,172)

See Notes to Financial Statements.	75

Statements of Changes in Net Assets (continued)

	International Core Equity Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2015	October 31, 2014
Operations:
Net investment income	$8,931,028	$8,811,114
Net realized gain (loss) on investments and foreign currency related transactions	(10,282,061)	90,907,956
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(22,514,803)	(114,258,116)
Net increase (decrease) in net assets resulting from operations	(23,865,836)	(14,539,046)
Distributions to shareholders from:
Net investment income
Class A	(4,064,820)	(8,189,914)
Class B	(24,995)	(190,774)
Class C	(194,225)	(740,053)
Class F	(1,155,547)	(3,005,898)
Class I	(882,163)	(3,461,213)
Class P	(1,034)	(4,907)
Class R2	(8,563)	(14,821)
Class R3	(196,637)	(348,924)
Class R4	–	–
Class R5	–	–
Class R6	–	–
Net realized gain
Class A	–	–
Class B	–	–
Class C	–	–
Class F	–	–
Class I	–	–
Class P	–	–
Class R2	–	–
Class R3	–	–
Total distributions to shareholders	(6,527,984)	(15,956,504)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	93,773,921	113,762,329
Reinvestment of distributions	6,119,891	14,531,792
Cost of shares reacquired	(159,972,056)	(304,443,916)
Net increase (decrease) in net assets resulting from capital share transactions	(60,078,244)	(176,149,795)
Net increase (decrease) in net assets	(90,472,064)	(206,645,345)
NET ASSETS:
Beginning of year	$624,343,341	$830,988,686
End of year	$533,871,277	$624,343,341
Undistributed (distributions in excess of) net investment income	$5,520,996	$5,141,251

76	See Notes to Financial Statements.

International Dividend Income Fund		International Opportunities Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2015	October 31, 2014	October 31, 2015	October 31, 2014

$82,000,547	$104,267,223	$3,328,296	$3,646,417

(152,130,764)	141,909,201	16,800,972	50,348,628

(245,799,213)	(239,215,862)	19,211,279	(68,525,845)
(315,929,430)	6,960,562	39,340,547	(14,530,800)

(28,874,101)	(44,162,352)	(1,283,985)	(1,311,959)
–	–	(10,356)	(38,338)
(4,202,046)	(6,919,145)	(105,237)	(154,276)
(9,566,742)	(13,058,313)	(479,849)	(363,209)
(38,558,387)	(51,814,615)	(4,017,988)	(4,058,585)
–	–	(8,332)	(10,936)
(33,325)	(47,410)	(1,661)	(2,404)
(368,955)	(395,120)	(57,901)	(63,608)
(45)	–	–	–
(51)	–	–	–
(51)	–	–	–

(55,166,901)	–	(3,368,956)	–
–	–	(120,077)	–
(10,838,979)	–	(665,488)	–
(17,750,095)	–	(1,070,981)	–
(56,954,417)	–	(8,248,533)	–
–	–	(25,750)	–
(70,138)	–	(5,933)	–
(656,902)	–	(181,392)	–
(223,041,135)	(116,396,955)	(19,652,419)	(6,003,315)

958,048,879	1,108,630,618	250,489,054	182,628,755
212,938,615	108,737,747	18,576,765	5,690,880
(963,715,817)	(955,945,630)	(136,665,269)	(108,073,583)

207,271,677	261,422,735	132,400,550	80,246,052
(331,698,888)	151,986,342	152,088,678	59,711,937

$2,490,302,675	$2,338,316,333	$469,164,252	$409,452,315
$2,158,603,787	$2,490,302,675	$621,252,930	$469,164,252

$(202,859)	$(61,480)	$556,711	$5,107,725

See Notes to Financial Statements.	77

Statements of Changes in Net Assets (concluded)

	Value Opportunities Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2015	October 31, 2014
Operations:
Net investment loss	$(2,624,756)	$(3,849,643)
Net realized gain on investments	191,750,643	411,754,614
Net change in unrealized appreciation/depreciation on investments	(72,964,023)	(84,214,459)
Net increase in net assets resulting from operations	116,161,864	323,690,512
Distributions to shareholders from:
Net realized gain
Class A	(171,704,074)	(121,752,407)
Class B	(2,623,841)	(2,291,824)
Class C	(56,594,543)	(37,287,982)
Class F	(71,282,706)	(40,521,094)
Class I	(81,746,674)	(58,885,306)
Class P	(6,509,608)	(4,796,664)
Class R2	(1,387,879)	(1,239,744)
Class R3	(17,717,532)	(11,829,334)
Total distributions to shareholders	(409,566,857)	(278,604,355)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	495,803,327	654,454,079
Reinvestment of distributions	382,316,773	258,105,337
Cost of shares reacquired	(1,013,074,895)	(954,783,580)
Net decrease in net assets resulting from capital share transactions	(134,954,795)	(42,224,164)
Net increase (decrease) in net assets	(428,359,788)	2,861,993
NET ASSETS:
Beginning of year	$3,131,190,374	$3,128,328,381
End of year	$2,702,830,586	$3,131,190,374
Accumulated net investment loss	$(6,823,845)	$(3,221,102)

78	See Notes to Financial Statements.

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Financial Highlights

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2015	$32.40	$0.02	$0.78	$0.80	$(0.48)	$(2.93)	$(3.41)
10/31/2014	32.63	0.02	2.16	2.18	(1.29)	(1.12)	(2.41)
10/31/2013	24.71	0.09	8.92	9.01	(0.04)	(1.05)	(1.09)
10/31/2012	22.72	(0.01)	2.07	2.06	–	(0.07)	(0.07)
10/31/2011	21.93	(0.02)	0.81	0.79	–	–	–

Class B
10/31/2015	29.77	(0.17)	0.70	0.53	(0.21)	(2.93)	(3.14)
10/31/2014	30.16	(0.19)	1.98	1.79	(1.06)	(1.12)	(2.18)
10/31/2013	23.05	(0.09)	8.25	8.16	–	(1.05)	(1.05)
10/31/2012	21.36	(0.17)	1.93	1.76	–	(0.07)	(0.07)
10/31/2011	20.76	(0.18)	0.78	0.60	–	–	–

Class C
10/31/2015	29.51	(0.19)	0.71	0.52	(0.27)	(2.93)	(3.20)
10/31/2014	29.95	(0.20)	1.98	1.78	(1.10)	(1.12)	(2.22)
10/31/2013	22.89	(0.10)	8.21	8.11	–	(1.05)	(1.05)
10/31/2012	21.21	(0.18)	1.93	1.75	–	(0.07)	(0.07)
10/31/2011	20.61	(0.18)	0.78	0.60	–	–	–

Class F
10/31/2015	32.49	0.07	0.78	0.85	(0.54)	(2.93)	(3.47)
10/31/2014	32.71	0.06	2.17	2.23	(1.33)	(1.12)	(2.45)
10/31/2013	24.77	0.14	8.93	9.07	(0.08)	(1.05)	(1.13)
10/31/2012	22.74	0.03	2.07	2.10	–	(0.07)	(0.07)
10/31/2011	21.91	0.02	0.81	0.83	–	–	–

Class I
10/31/2015	32.81	0.11	0.78	0.89	(0.57)	(2.93)	(3.50)
10/31/2014	33.01	0.10	2.18	2.28	(1.36)	(1.12)	(2.48)
10/31/2013	24.99	0.17	9.01	9.18	(0.11)	(1.05)	(1.16)
10/31/2012	22.92	0.06	2.08	2.14	–	(0.07)	(0.07)
10/31/2011	22.06	0.05	0.81	0.86	–	–	–

*	Does note include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

80	See Notes to Financial Statements.

		Ratios to average net assets:*			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets end of period (000)	Portfolio turnover rate (%)

$29.79	2.54	0.25	0.53	0.08	$580,945	8.24
32.40	6.89	0.25	0.53	0.07	586,429	5.42
32.63	37.98	0.25	0.54	0.33	567,124	8.12
24.71	9.12	0.25	0.57	(0.05)	421,927	3.84
22.72	3.60	0.28	0.60	(0.10)	432,698	6.78

27.16	1.76	1.00	1.28	(0.61)	9,907	8.24
29.77	6.09	1.00	1.28	(0.65)	16,870	5.42
30.16	36.93	1.00	1.29	(0.36)	22,883	8.12
23.05	8.29	1.00	1.32	(0.78)	21,776	3.84
21.36	2.89	1.00	1.32	(0.79)	26,877	6.78

26.83	1.76	1.00	1.28	(0.67)	314,946	8.24
29.51	6.09	1.00	1.27	(0.68)	318,668	5.42
29.95	36.97	0.99	1.28	(0.40)	294,780	8.12
22.89	8.30	0.99	1.31	(0.79)	223,165	3.84
21.21	2.91	0.99	1.31	(0.80)	223,295	6.78

29.87	2.68	0.10	0.38	0.23	271,865	8.24
32.49	7.05	0.10	0.38	0.20	267,679	5.42
32.71	38.19	0.10	0.39	0.49	197,939	8.12
24.77	9.28	0.10	0.42	0.12	140,860	3.84
22.74	3.79	0.10	0.42	0.08	142,150	6.78

30.20	2.78	0.00	0.28	0.36	43,135	8.24
32.81	7.14	0.00	0.28	0.31	52,339	5.42
33.01	38.32	0.00	0.29	0.60	44,998	8.12
24.99	9.39	0.00	0.32	0.24	18,677	3.84
22.92	3.90	0.00	0.32	0.20	26,906	6.78

See Notes to Financial Statements.	81

Financial Highlights (concluded)

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2015	$31.81	$(0.07)	$0.75		$0.68	$(0.40)	$(2.93)	$(3.33)
10/31/2014	32.07	(0.09)	2.13		2.04	(1.18)	(1.12)	(2.30)
10/31/2013	24.35	0.04	8.73		8.77	–	(1.05)	(1.05)
10/31/2012	22.47	(0.09)	2.04		1.95	–	(0.07)	(0.07)
10/31/2011	21.76	(0.09)	0.80		0.71	–	–	–

Class R3
10/31/2015	31.93	(0.05)	0.76		0.71	(0.41)	(2.93)	(3.34)
10/31/2014	32.18	(0.05)	2.13		2.08	(1.21)	(1.12)	(2.33)
10/31/2013	24.41	0.04	8.78		8.82	–	(1.05)	(1.05)
10/31/2012	22.50	(0.07)	2.05		1.98	–	(0.07)	(0.07)
10/31/2011	21.76	(0.07)	0.81		0.74	–	–	–

Class R4
6/30/2015 to 10/31/2015(c)	31.87	(0.03)	(2.05	)(d)	(2.08)	–		–

Class R5
6/30/2015 to 10/31/2015(c)	32.28	–	(2.08	)(d)	(2.08)	–		–

Class R6
6/30/2015 to 10/31/2015(c)	32.28	– (g)	(2.08	)(d)	(2.08)	–		–

*	Does note include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount is less then $.01.

82	See Notes to Financial Statements.

			Ratios to average net assets:*						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets end of period (000)	Portfolio turnover rate (%)

$29.16	2.16		0.60		0.88		(0.22)		$2,704	8.24
31.81	6.55		0.60		0.88		(0.30)		3,479	5.42
32.07	37.49		0.60		0.89		0.14		2,738	8.12
24.35	8.73		0.60		0.92		(0.39)		2,982	3.84
22.47	3.26		0.60		0.92		(0.39)		3,373	6.78

29.30	2.28		0.50		0.78		(0.17)		36,656	8.24
31.93	6.62		0.50		0.78		(0.15)		36,695	5.42
32.18	37.60		0.50		0.79		0.13		34,574	8.12
24.41	8.85		0.50		0.82		(0.30)		29,663	3.84
22.50	3.40		0.50		0.82		(0.31)		26,924	6.78

29.79	(6.53	)(e)	0.25	(f)	0.53	(f)	(0.25	)(f)	9	8.24

30.20	(6.44	)(e)	0.00	(f)	0.28	(f)	0.00	(f)	9	8.24

30.20	(6.44	)(e)	0.00	(f)	0.12	(f)	0.03	(f)	9	8.24

See Notes to Financial Statements.	83

Financial Highlights

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2015	$16.00	$0.15	$0.04	$0.19	$(0.10)	$(2.77)	$(2.87)
10/31/2014	16.83	0.07	1.67	1.74	(0.04)	(2.53)	(2.57)
10/31/2013	13.08	0.07	3.92	3.99	(0.09)	(0.15)	(0.24)
10/31/2012	12.51	0.09	0.77	0.86	(0.02)	(0.27)	(0.29)
10/31/2011	11.89	0.02	0.64	0.66	(0.04)	–	(0.04)

Class B
10/31/2015	14.92	0.04	0.05	0.09	–	(2.77)	(2.77)
10/31/2014	15.91	(0.03)	1.57	1.54	–	(2.53)	(2.53)
10/31/2013	12.36	(0.02)	3.72	3.70	– (d)	(0.15)	(0.15)
10/31/2012	11.89	0.01	0.73	0.74	–	(0.27)	(0.27)
10/31/2011	11.35	(0.06)	0.60	0.54	–	–	–

Class C
10/31/2015	14.83	0.04	0.04	0.08	– (d)	(2.77)	(2.77)
10/31/2014	15.83	(0.03)	1.56	1.53	–	(2.53)	(2.53)
10/31/2013	12.31	(0.02)	3.70	3.68	(0.01)	(0.15)	(0.16)
10/31/2012	11.85	– (d)	0.73	0.73	–	(0.27)	(0.27)
10/31/2011	11.30	(0.06)	0.61	0.55	–	–	–

Class F
10/31/2015	15.93	0.17	0.05	0.22	(0.15)	(2.77)	(2.92)
10/31/2014	16.77	0.10	1.67	1.77	(0.08)	(2.53)	(2.61)
10/31/2013	13.03	0.11	3.90	4.01	(0.12)	(0.15)	(0.27)
10/31/2012	12.47	0.12	0.76	0.88	(0.05)	(0.27)	(0.32)
10/31/2011	11.86	0.05	0.63	0.68	(0.07)	–	(0.07)

Class I
10/31/2015	16.11	0.18	0.04	0.22	(0.16)	(2.77)	(2.93)
10/31/2014	16.93	0.12	1.69	1.81	(0.10)	(2.53)	(2.63)
10/31/2013	13.15	0.13	3.94	4.07	(0.14)	(0.15)	(0.29)
10/31/2012	12.59	0.13	0.76	0.89	(0.06)	(0.27)	(0.33)
10/31/2011	11.96	0.07	0.64	0.71	(0.08)	–	(0.08)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.
(d)	Amount is less than $.01

84	See Notes to Financial Statements.

		Ratios to average net assets:		Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets end of period (000)	Portfolio turnover rate (%)

$13.32	1.18	0.97	1.09	$2,027,292	149.38
16.00	11.65	1.05	0.43	2,683,790	112.68
16.83	31.11	1.06	0.50	3,031,190	87.47
13.08	7.17	1.09	0.68	2,439,466	83.80	(c)
12.51	5.53	1.09	0.16	2,379,453	55.07

12.24	0.37	1.72	0.34	28,798	149.38
14.92	10.91	1.71	(0.23)	45,475	112.68
15.91	30.32	1.71	(0.12)	62,409	87.47
12.36	6.47	1.74	0.04	76,533	83.80	(c)
11.89	4.76	1.73	(0.49)	114,980	55.07

12.14	0.40	1.72	0.34	713,824	149.38
14.83	10.90	1.71	(0.22)	986,381	112.68
15.83	30.30	1.71	(0.15)	1,012,597	87.47
12.31	6.41	1.74	0.03	802,053	83.80	(c)
11.85	4.87	1.73	(0.49)	817,590	55.07

13.23	1.35	0.82	1.25	436,263	149.38
15.93	11.93	0.81	0.68	793,101	112.68
16.77	31.49	0.82	0.75	716,579	87.47
13.03	7.40	0.84	0.93	598,688	83.80	(c)
12.47	5.75	0.84	0.41	642,636	55.07

13.40	1.37	0.72	1.36	236,867	149.38
16.11	12.05	0.71	0.78	449,870	112.68
16.93	31.66	0.72	0.84	531,676	87.47
13.15	7.43	0.74	1.00	394,842	83.80	(c)
12.59	5.94	0.74	0.52	245,329	55.07

See Notes to Financial Statements.	85

Financial Highlights (concluded)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment operations:					Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class P
10/31/2015	$15.79	$0.12		$0.04		$0.16	$(0.08)	$(2.77)	$(2.85)
10/31/2014	16.64	0.05		1.65		1.70	(0.02)	(2.53)	(2.55)
10/31/2013	12.92	0.06		3.88		3.94	(0.07)	(0.15)	(0.22)
10/31/2012	12.36	0.07		0.77		0.84	(0.01)	(0.27)	(0.28)
10/31/2011	11.75	0.01		0.62		0.63	(0.02)	–	(0.02)

Class R2
10/31/2015	15.71	0.10		0.04		0.14	(0.03)	(2.77)	(2.80)
10/31/2014	16.57	0.03		1.64		1.67	– (d)	(2.53)	(2.53)
10/31/2013	12.87	0.04		3.87		3.91	(0.06)	(0.15)	(0.21)
10/31/2012	12.33	0.05		0.77		0.82	(0.01)	(0.27)	(0.28)
10/31/2011	11.75	(0.01)		0.63		0.62	(0.04)	–	(0.04)

Class R3
10/31/2015	15.80	0.11		0.06		0.17	(0.08)	(2.77)	(2.85)
10/31/2014	16.66	0.04		1.65		1.69	(0.02)	(2.53)	(2.55)
10/31/2013	12.94	0.05		3.89		3.94	(0.07)	(0.15)	(0.22)
10/31/2012	12.40	0.06		0.77		0.83	(0.02)	(0.27)	(0.29)
10/31/2011	11.80	–	(d)	0.63		0.63	(0.03)	–	(0.03)

Class R4
6/30/2015 to 10/31/2015(e)	13.52	0.05		(0.25	)(f)	(0.20)	–	–	–

Class R5
6/30/2015 to 10/31/2015(e)	13.60	0.06		(0.25	)(f)	(0.19)	–	–	–

Class R6
6/30/2015 to 10/31/2015(e)	13.60	0.06		(0.25	)(f)	(0.19)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.
(d)	Amount is less than $.01
(e)	Commenced on June 30, 2015.
(f)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses.
(g)	Not annualized.
(h)	Annualized.

86	See Notes to Financial Statements.

			Ratios to average net assets:				Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets end of period (000)	Portfolio turnover rate (%)

$13.10	0.94		1.17		0.90		$13,733	149.38
15.79	11.51		1.16		0.32		21,373	112.68
16.64	31.08		1.17		0.42		26,424	87.47
12.92	7.03		1.19		0.58		27,937	83.80	(c)
12.36	5.40		1.19		0.05		31,223	55.07

13.05	0.81		1.33		0.76		10,543	149.38
15.71	11.33		1.31		0.17		19,744	112.68
16.57	30.87		1.31		0.26		25,111	87.47
12.87	6.87		1.34		0.43		22,335	83.80	(c)
12.33	5.27		1.34		(0.11)		19,997	55.07

13.12	0.97		1.22		0.84		206,984	149.38
15.80	11.41		1.21		0.28		304,459	112.68
16.66	31.04		1.21		0.35		322,951	87.47
12.94	6.95		1.24		0.51		270,290	83.80	(c)
12.40	5.36		1.24		0.01		180,795	55.07

13.32	(1.48	)(g)	0.93	(h)	1.12	(h)	10	149.38

13.41	(1.40	)(g)	0.68	(h)	1.37	(h)	10	149.38

13.41	(1.40	)(g)	0.59	(h)	1.46	(h)	10	149.38

See Notes to Financial Statements.	87

Financial Highlights

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2015	$23.08	$(0.02)	$1.96	$1.94	$ –	$(1.29)	$(1.29)
10/31/2014	21.44	– (c)	3.01	3.01	–	(1.37)	(1.37)
10/31/2013	15.15	(0.03)	6.36	6.33	(0.04)	–	(0.04)
10/31/2012	14.50	(0.01)	0.66	0.65	–	–	–
6/24/2011 to 10/31/2011(e)	15.00	(0.01)	(0.49)	(0.50)	–	–	–

Class B
10/31/2015	22.79	(0.18)	1.92	1.74	–	(1.29)	(1.29)
10/31/2014	21.33	(0.15)	2.98	2.83	–	(1.37)	(1.37)
2/11/2013 to 10/31/2013(h)	16.56	(0.11)	4.88	4.77	–	–	–

Class C
10/31/2015	22.57	(0.19)	1.92	1.73	–	(1.29)	(1.29)
10/31/2014	21.14	(0.15)	2.95	2.80	–	(1.37)	(1.37)
10/31/2013	15.02	(0.15)	6.30	6.15	(0.03)	–	(0.03)
10/31/2012	14.47	(0.11)	0.66	0.55	–	–	–
6/24/2011 to 10/31/2011(e)	15.00	(0.05)	(0.48)	(0.53)	–	–	–

Class F
10/31/2015	23.17	0.01	1.98	1.99	–	(1.29)	(1.29)
10/31/2014	21.49	0.04	3.01	3.05	–	(1.37)	(1.37)
10/31/2013	15.18	– (c)	6.39	6.39	(0.08)	–	(0.08)
10/31/2012	14.51	0.03	0.65	0.68	(0.01)	–	(0.01)
6/24/2011 to 10/31/2011(e)	15.00	– (c)	(0.49)	(0.49)	–	–	–

Class I
10/31/2015	23.23	0.04	1.97	2.01	–	(1.29)	(1.29)
10/31/2014	21.51	0.06	3.03	3.09	–	(1.37)	(1.37)
10/31/2013	15.20	0.04	6.36	6.40	(0.09)	–	(0.09)
10/31/2012	14.51	0.04	0.67	0.71	(0.02)	–	(0.02)
6/24/2011 to 10/31/2011(e)	15.00	0.01	(0.50)	(0.49)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B, and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount is less than $.01.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.
(e)	Commenced on June 24, 2011.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced on February 11, 2013.

88	See Notes to Financial Statements.

			Ratios to average net assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets end of period (000)	Portfolio turnover rate (%)

$23.73	8.84		0.85		0.99		(0.09)		$742,393	270.68
23.08	14.59		0.85		1.04		0.01		495,861	506.90
21.44	42.20		0.85		1.34		(0.14)		191,798	451.09	(d)
15.15	4.48		0.85		1.55		(0.06)		15,372	683.50
14.50	(3.33	)(f)	0.84	(g)	3.04	(g)	(0.23	)(g)	7,882	208.96

23.24	8.08		1.59		1.73		(0.81)		4,191	270.68
22.79	13.77		1.56		1.75		(0.69)		6,332	506.90
21.33	29.05	(f)	1.49	(g)	1.88	(g)	(0.82	)(g)	8,041	451.09	(d)

23.01	8.07		1.59		1.74		(0.84)		414,557	270.68
22.57	13.81		1.56		1.76		(0.71)		236,853	506.90
21.14	41.24		1.45		1.88		(0.79)		66,471	451.09	(d)
15.02	3.80		1.49		2.15		(0.70)		1,898	683.50
14.47	(3.53	)(f)	1.47	(g)	2.78	(g)	(0.91	)(g)	175	208.96

23.87	9.03		0.70		0.84		0.06		733,463	270.68
23.17	14.80		0.68		0.87		0.17		498,908	506.90
21.49	42.51		0.60		1.07		0.01		109,011	451.09	(d)
15.18	4.69		0.60		1.33		0.21		3,797	683.50
14.51	(3.27	)(f)	0.59	(g)	1.95	(g)	0.08	(g)	5,993	208.96

23.95	9.10		0.60		0.74		0.16		96,090	270.68
23.23	14.93		0.57		0.76		0.29		71,803	506.90
21.51	42.67		0.50		0.95		0.21		50,326	451.09	(d)
15.20	4.87		0.50		1.22		0.29		2,697	683.50
14.51	(3.27	)(f)	0.49	(g)	2.20	(g)	0.17	(g)	1,952	208.96

See Notes to Financial Statements.	89

Financial Highlights (concluded)

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2015	$23.17	$(0.10)	$1.96	$1.86	$ –	$(1.29)	$(1.29)
10/31/2014	21.58	(0.07)	3.03	2.96	–	(1.37)	(1.37)
10/31/2013	15.19	0.04	6.38	6.42	(0.03)	–	(0.03)
10/31/2012	14.49	0.05	0.65	0.70	–	–	–
6/24/2011 to 10/31/2011(d)	15.00	(0.03)	(0.48)	(0.51)	–	–	–

Class R3
10/31/2015	23.03	(0.08)	1.96	1.88	–	(1.29)	(1.29)
10/31/2014	21.45	(0.04)	2.99	2.95	–	(1.37)	(1.37)
10/31/2013	15.16	(0.06)	6.38	6.32	(0.03)	–	(0.03)
10/31/2012	14.49	0.01	0.66	0.67	–	–	–
6/24/2011 to 10/31/2011(d)	15.00	(0.02)	(0.49)	(0.51)	–	–	–

Class R4
6/30/2015 to 10/31/2015(g)	23.42	(0.01)	0.33	0.32	–	–	–

Class R5
6/30/2015 to 10/31/2015(g)	23.61	0.01	0.33	0.34	–	–	–

Class R6
6/30/2015 to 10/31/2015(g)	23.61	0.02	0.33	0.35	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B, and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.
(d)	Commenced on June 24, 2011.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on June 30, 2015.

90	See Notes to Financial Statements.

			Ratios to average net assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets end of period (000)	Portfolio turnover rate (%)

$23.74	8.49		1.20		1.34		(0.44)		$593	270.68
23.17	14.24		1.18		1.37		(0.31)		342	506.90
21.58	42.62		0.58		1.70		0.22		44	451.09	(c)
15.19	4.83		0.48		1.22		0.31		10	683.50
14.49	(3.40	)(e)	1.06	(f)	5.05	(f)	(0.49	)(f)	10	208.96

23.62	8.58		1.10		1.24		(0.35)		13,501	270.68
23.03	14.34		1.07		1.26		(0.20)		10,191	506.90
21.45	41.98		1.00		1.39		(0.33)		8,289	451.09	(c)
15.16	4.62		0.72		1.42		0.08		11	683.50
14.49	(3.40	)(e)	0.97	(f)	4.96	(f)	(0.40	)(f)	10	208.96

23.74	1.37	(e)	0.87	(f)	0.99	(f)	(0.18	)(f)	10	270.68

23.95	1.44	(e)	0.60	(f)	0.72	(f)	0.09	(f)	10	270.68

23.96	1.48	(e)	0.48	(f)	0.60	(f)	0.21	(f)	10	270.68

See Notes to Financial Statements.	91

Financial Highlights

INTERNATIONAL CORE EQUITY FUND

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:

	Net asset value,	Net	Net realized and	Total from	Net	Net asset value,
	beginning of	investment	unrealized	investment	investment	end of
	period	income(a)	gain (loss)	operations	income	period
Class A
10/31/2015	$13.34	$0.20	$(0.75)	$(0.55)	$(0.15)	$12.64
10/31/2014	13.97	0.17	(0.54)	(0.37)	(0.26)	13.34
10/31/2013	11.43	0.18	2.62	2.80	(0.26)	13.97
10/31/2012	11.25	0.28	0.12	0.40	(0.22)	11.43
10/31/2011	12.12	0.20	(0.94)	(0.74)	(0.13)	11.25

Class B
10/31/2015	13.15	0.10	(0.74)	(0.64)	(0.03)	12.48
10/31/2014	13.76	0.08	(0.53)	(0.45)	(0.16)	13.15
10/31/2013	11.26	0.09	2.60	2.69	(0.19)	13.76
10/31/2012	11.06	0.21	0.12	0.33	(0.13)	11.26
10/31/2011	11.91	0.12	(0.92)	(0.80)	(0.05)	11.06

Class C
10/31/2015	13.14	0.11	(0.75)	(0.64)	(0.05)	12.45
10/31/2014	13.77	0.09	(0.54)	(0.45)	(0.18)	13.14
10/31/2013	11.27	0.09	2.61	2.70	(0.20)	13.77
10/31/2012	11.08	0.21	0.12	0.33	(0.14)	11.27
10/31/2011	11.93	0.12	(0.92)	(0.80)	(0.05)	11.08

Class F
10/31/2015	13.26	0.24	(0.77)	(0.53)	(0.18)	12.55
10/31/2014	13.89	0.18	(0.51)	(0.33)	(0.30)	13.26
10/31/2013	11.36	0.18	2.64	2.82	(0.29)	13.89
10/31/2012	11.20	0.30	0.12	0.42	(0.26)	11.36
10/31/2011	12.08	0.24	(0.95)	(0.71)	(0.17)	11.20

Class I
10/31/2015	13.44	0.25	(0.76)	(0.51)	(0.20)	12.73
10/31/2014	14.07	0.21	(0.53)	(0.32)	(0.31)	13.44
10/31/2013	11.51	0.22	2.64	2.86	(0.30)	14.07
10/31/2012	11.34	0.27	0.17	0.44	(0.27)	11.51
10/31/2011	12.21	0.25	(0.95)	(0.70)	(0.17)	11.34

Class P
10/31/2015	13.31	0.17	(0.75)	(0.58)	(0.10)	12.63
10/31/2014	13.94	0.17	(0.55)	(0.38)	(0.25)	13.31
10/31/2013	11.39	0.16	2.63	2.79	(0.24)	13.94
10/31/2012	11.17	0.27	0.12	0.39	(0.17)	11.39
10/31/2011	12.04	0.10	(0.84)	(0.74)	(0.13)	11.17

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

92	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

	Total
	expenses,
	after waivers		Net	Net assets,	Portfolio
Total	and/or	Total	investment	end of	turnover
return(b)	reimbursements	expenses	income	period	rate
(%)	(%)	(%)	(%)	(000)	(%)

(4.16)	1.12	1.33	1.56	$341,437	62.15
(2.67)	1.12	1.36	1.25	368,087	64.06
24.99	1.12	1.38	1.41	437,271	80.77
3.81	1.12	1.47	2.53	383,244	81.50
(6.16)	1.12	1.42	1.64	439,938	83.78

(4.86)	1.83	2.04	0.81	6,207	62.15
(3.33)	1.77	2.01	0.56	11,126	64.06
24.18	1.77	2.03	0.73	17,239	80.77
3.13	1.77	2.12	1.91	20,125	81.50
(6.75)	1.77	2.06	0.96	27,896	83.78

(4.86)	1.81	2.02	0.86	42,057	62.15
(3.31)	1.75	1.99	0.65	49,491	64.06
24.26	1.75	2.01	0.77	57,779	80.77
3.11	1.75	2.10	1.91	54,056	81.50
(6.73)	1.74	2.03	1.01	68,316	83.78

(3.99)	0.87	1.14	1.85	63,830	62.15
(2.46)	0.87	1.11	1.29	78,364	64.06
25.35	0.87	1.13	1.42	142,063	80.77
4.02	0.87	1.22	2.71	151,246	81.50
(5.98)	0.87	1.18	1.98	80,747	83.78

(3.83)	0.77	1.04	1.92	61,077	62.15
(2.34)	0.77	1.01	1.50	95,958	64.06
25.37	0.77	1.03	1.77	155,754	80.77
4.15	0.77	1.12	2.48	107,076	81.50
(5.78)	0.77	1.07	2.06	222,808	83.78

(4.38)	1.28	1.49	1.32	110	62.15
(2.77)	1.22	1.46	1.20	150	64.06
24.91	1.22	1.48	1.30	278	80.77
3.63	1.22	1.58	2.45	282	81.50
(6.23)	1.22	1.51	0.83	470	83.78

See Notes to Financial Statements.	93

Financial Highlights (concluded)

INTERNATIONAL CORE EQUITY FUND

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:

	Net asset		Net			Net asset
	value,	Net	realized and	Total from	Net	value,
	beginning of	investment	unrealized	investment	investment	end of
	period	income(a)	gain (loss)	operations	income	period
Class R2
10/31/2015	$13.29	$0.17	$(0.76)	$(0.59)	$(0.12)	$12.58
10/31/2014	13.92	0.15	(0.55)	(0.40)	(0.23)	13.29
10/31/2013	11.41	0.15	2.61	2.76	(0.25)	13.92
10/31/2012	11.24	0.23	0.14	0.37	(0.20)	11.41
10/31/2011	12.14	0.18	(0.95)	(0.77)	(0.13)	11.24

Class R3
10/31/2015	13.14	0.17	(0.74)	(0.57)	(0.13)	12.44
10/31/2014	13.77	0.16	(0.55)	(0.39)	(0.24)	13.14
10/31/2013	11.28	0.16	2.59	2.75	(0.26)	13.77
10/31/2012	11.11	0.26	0.12	0.38	(0.21)	11.28
10/31/2011	12.00	0.19	(0.94)	(0.75)	(0.14)	11.11

Class R4
6/30/2015 to 10/31/2015(c)	13.06	0.04	(0.47)	(0.43)	—	12.63

Class R5
6/30/2015 to 10/31/2015(c)	13.15	0.05	(0.47)	(0.42)	—	12.73

Class R6
6/30/2015 to 10/31/2015(c)	13.15	0.06	(0.47)	(0.41)	—	12.74

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

94	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

		Total
		expenses,
		after waivers			Net	Net assets,	Portfolio
Total		and/or	Total		investment	end of	turnover
return(b)		reimbursements	expenses		income	period	rate
(%)		(%)	(%)		(%)	(000)	(%)

(4.48)		1.43	1.64		1.31	$658	62.15
(2.89)		1.37	1.61		1.07	1,011	64.06
24.65		1.37	1.63		1.20	868	80.77
3.51		1.37	1.72		2.13	568	81.50
(6.38)		1.37	1.67		1.46	651	83.78

(4.35)		1.33	1.53		1.35	18,466	62.15
(2.85)		1.26	1.50		1.15	20,156	64.06
24.80		1.26	1.52		1.27	19,739	80.77
3.68		1.26	1.61		2.36	17,275	81.50
(6.35)		1.26	1.57		1.54	12,725	83.78

(3.29	)(d)	1.12 (e)	1.25	(e)	0.89 (e)	10	62.15

(3.19	)(d)	0.87 (e)	1.00	(e)	1.14 (e)	10	62.15

(3.12	)(d)	0.70 (e)	0.84	(e)	1.31 (e)	10	62.15

See Notes to Financial Statements.	95

Financial Highlights

INTERNATIONAL DIVIDEND INCOME FUND

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain (loss)	tions	income	gain	butions
Class A
10/31/2015	$8.75	$0.25	$(1.22)	$(0.97)	$(0.24)	$(0.49)	$(0.73)
10/31/2014	9.11	0.36	(0.31)	0.05	(0.41)	–	(0.41)
10/31/2013	7.80	0.33	1.31	1.64	(0.33)	–	(0.33)
10/31/2012	7.88	0.35	(0.08)	0.27	(0.35)	–	(0.35)
10/31/2011	8.64	0.42	(0.78)	(0.36)	(0.40)	–	(0.40)

Class C
10/31/2015	8.68	0.19	(1.20)	(1.01)	(0.19)	(0.49)	(0.68)
10/31/2014	9.04	0.31	(0.31)	–	(0.36)	–	(0.36)
10/31/2013	7.75	0.28	1.29	1.57	(0.28)	–	(0.28)
10/31/2012	7.84	0.29	(0.07)	0.22	(0.31)	–	(0.31)
10/31/2011	8.60	0.36	(0.77)	(0.41)	(0.35)	–	(0.35)

Class F
10/31/2015	8.77	0.27	(1.23)	(0.96)	(0.26)	(0.49)	(0.75)
10/31/2014	9.12	0.39	(0.30)	0.09	(0.44)	–	(0.44)
10/31/2013	7.81	0.36	1.30	1.66	(0.35)	–	(0.35)
10/31/2012	7.89	0.37	(0.08)	0.29	(0.37)	–	(0.37)
10/31/2011	8.65	0.45	(0.79)	(0.34)	(0.42)	–	(0.42)

Class I
10/31/2015	8.79	0.27	(1.22)	(0.95)	(0.27)	(0.49)	(0.76)
10/31/2014	9.14	0.42	(0.32)	0.10	(0.45)	–	(0.45)
10/31/2013	7.83	0.36	1.31	1.67	(0.36)	–	(0.36)
10/31/2012	7.91	0.38	(0.09)	0.29	(0.37)	–	(0.37)
10/31/2011	8.66	0.43	(0.75)	(0.32)	(0.43)	–	(0.43)

Class R2
10/31/2015	8.92	0.22	(1.24)	(1.02)	(0.22)	(0.49)	(0.71)
10/31/2014	9.27	0.36	(0.32)	0.04	(0.39)	–	(0.39)
10/31/2013	7.94	0.32	1.32	1.64	(0.31)	–	(0.31)
10/31/2012	8.03	0.33	(0.08)	0.25	(0.34)	–	(0.34)
10/31/2011	8.76	0.45	(0.79)	(0.34)	(0.39)	–	(0.39)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

96	See Notes to Financial Statements.

		Ratios to average net assets:			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$7.05	(11.74)	1.12	1.19	3.14	$ 710,835	76.52
8.75	0.47	1.12	1.24	3.99	1,000,763	72.26
9.11	21.54	1.12	1.27	3.94	954,305	78.39
7.80	3.60	1.12	1.36	4.59	618,824	84.81
7.88	(4.42)	1.12	1.43	4.96	278,975	100.16

6.99	(12.49)	1.84	1.90	2.40	142,492	76.52
8.68	(0.14)	1.77	1.89	3.42	191,120	72.26
9.04	20.70	1.77	1.92	3.33	143,807	78.39
7.75	2.95	1.76	2.01	3.88	74,664	84.81
7.84	(5.03)	1.76	2.07	4.29	22,329	100.16

7.06	(11.65)	0.90	1.00	3.38	210,696	76.52
8.77	0.83	0.87	0.99	4.24	322,648	72.26
9.12	21.80	0.87	1.02	4.23	228,586	78.39
7.81	3.83	0.87	1.11	4.79	128,360	84.81
7.89	(4.18)	0.87	1.18	5.27	26,892	100.16

7.08	(11.52)	0.80	0.91	3.50	1,080,845	76.52
8.79	0.93	0.77	0.89	4.53	963,200	72.26
9.14	21.86	0.77	0.92	4.28	1,005,558	78.39
7.83	3.91	0.77	1.01	5.00	893,066	84.81
7.91	(3.97)	0.77	1.09	5.06	559,879	100.16

7.19	(12.13)	1.44	1.51	2.80	1,029	76.52
8.92	0.33	1.37	1.49	3.86	1,298	72.26
9.27	21.13	1.37	1.52	3.73	860	78.39
7.94	3.32	1.34	1.60	4.24	464	84.81
8.03	(4.15)	0.91	1.22	5.15	16	100.16

See Notes to Financial Statements.	97

Financial Highlights (concluded)

INTERNATIONAL DIVIDEND INCOME FUND

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain (loss)	tions	income	gain	butions
Class R3
10/31/2015	$8.83	$0.23	$(1.23)	$(1.00)	$(0.23)	$(0.49)	$(0.72)
10/31/2014	9.18	0.37	(0.32)	0.05	(0.40)	–	(0.40)
10/31/2013	7.86	0.35	1.29	1.64	(0.32)	–	(0.32)
10/31/2012	7.94	0.37	(0.12)	0.25	(0.33)	–	(0.33)
10/31/2011	8.71	0.41	(0.79)	(0.38)	(0.39)	–	(0.39)

Class R4
6/30/2015 to 10/31/2015(c)	7.75	0.05	(0.72)	(0.67)	(0.03)	–	(0.03)

Class R5
6/30/2015 to 10/31/2015(c)	7.78	0.06	(0.72)	(0.66)	(0.04)	–	(0.04)

Class R6
6/30/2015 to 10/31/2015(c)	7.78	0.06	(0.72)	(0.66)	(0.04)	–	(0.04)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Commenced on June 30, 2015.

98	See Notes to Financial Statements.

			Ratios to average net assets:				Supplemental Data:
			Total
			expenses
			after
Net			waivers			Net	Net
asset			and/or			invest-	assets	Portfolio
value,	Total		reimburse-	Total		ment	end of	turnover
end of	return(b)		ments	expenses		income	period	rate
period	(%)		(%)	(%)		(%)	(000)	(%)

$7.11	(12.03)		1.34	1.40		2.93	$12,680	76.52
8.83	0.41		1.27	1.39		4.03	11,273	72.26
9.18	21.30		1.27	1.42		4.11	5,200	78.39
7.86	3.39		1.27	1.50		4.80	33,065	84.81
7.94	(4.61)		1.26	1.59		4.80	331	100.16

7.05	(8.56	)(d)	1.12 (e)	1.15	(e)	2.02 (e)	9	76.52

7.08	(8.46	)(d)	0.87 (e)	0.90	(e)	2.28 (e)	9	76.52

7.08	(8.46	)(d)	0.80 (e)	0.80	(e)	2.34 (e)	9	76.52

See Notes to Financial Statements.	99

Financial Highlights

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2015	$16.22	$0.09	$1.36	$1.45	$(0.18)	$(0.48)	$(0.66)
10/31/2014	16.83	0.11	(0.51)	(0.40)	(0.21)	–	(0.21)
10/31/2013	13.17	0.10	3.82	3.92	(0.26)	–	(0.26)
10/31/2012	12.00	0.15	1.10	1.25	(0.08)	–	(0.08)
10/31/2011	12.87	0.10	(0.92)	(0.82)	(0.05)	–	(0.05)

Class B
10/31/2015	15.37	(0.04)	1.30	1.26	(0.04)	(0.48)	(0.52)
10/31/2014	15.96	(0.03)	(0.46)	(0.49)	(0.10)	–	(0.10)
10/31/2013	12.49	– (c)	3.63	3.63	(0.16)	–	(0.16)
10/31/2012	11.36	0.06	1.07	1.13	–	–	–
10/31/2011	12.21	0.02	(0.87)	(0.85)	–	–	–

Class C
10/31/2015	15.23	(0.04)	1.29	1.25	(0.08)	(0.48)	(0.56)
10/31/2014	15.84	(0.02)	(0.46)	(0.48)	(0.13)	–	(0.13)
10/31/2013	12.41	– (c)	3.61	3.61	(0.18)	–	(0.18)
10/31/2012	11.29	0.07	1.06	1.13	(0.01)	–	(0.01)
10/31/2011	12.14	0.02	(0.87)	(0.85)	–	–	–

Class F
10/31/2015	16.11	0.10	1.37	1.47	(0.22)	(0.48)	(0.70)
10/31/2014	16.73	0.14	(0.50)	(0.36)	(0.26)	–	(0.26)
10/31/2013	13.09	0.17	3.76	3.93	(0.29)	–	(0.29)
10/31/2012	11.94	0.18	1.09	1.27	(0.12)	–	(0.12)
10/31/2011	12.81	0.13	(0.91)	(0.78)	(0.09)	–	(0.09)

Class I
10/31/2015	16.63	0.13	1.39	1.52	(0.23)	(0.48)	(0.71)
10/31/2014	17.25	0.15	(0.51)	(0.36)	(0.26)	–	(0.26)
10/31/2013	13.49	0.15	3.91	4.06	(0.30)	–	(0.30)
10/31/2012	12.30	0.19	1.13	1.32	(0.13)	–	(0.13)
10/31/2011	13.18	0.16	(0.95)	(0.79)	(0.09)	–	(0.09)

Class P
10/31/2015	16.46	0.05	1.40	1.45	(0.16)	(0.48)	(0.64)
10/31/2014	17.08	0.07	(0.51)	(0.44)	(0.18)	–	(0.18)
10/31/2013	13.36	0.09	3.88	3.97	(0.25)	–	(0.25)
10/31/2012	12.17	0.14	1.12	1.26	(0.07)	–	(0.07)
10/31/2011	13.06	0.09	(0.94)	(0.85)	(0.04)	–	(0.04)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.

100	See Notes to Financial Statements.

		Ratios to average net assets:		Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets end of period (000)	Portfolio turnover rate (%)

$17.01	9.36	1.33	0.51	$160,628	81.57
16.22	(2.39)	1.35	0.66	117,037	80.08
16.83	30.26	1.47	0.66	99,530	99.98
13.17	10.59	1.52	1.20	76,139	91.18
12.00	(6.39)	1.49	0.79	83,729	103.98
16.11	8.51	2.07	(0.24)	2,702	81.57

15.37	(3.09)	2.07	(0.16)	3,999	80.08
15.96	29.39	2.12	(0.03)	6,357	99.98
12.49	9.95	2.16	0.52	6,854	91.18

11.36	(6.96)	2.13	0.12	9,439	103.98
15.92	8.58	2.06	(0.23)	31,273	81.57
15.23	(3.12)	2.06	(0.10)	21,868	80.08
15.84	29.43	2.10	0.03	18,138	99.98
12.41	10.00	2.14	0.59	13,953	91.18
11.29	(7.00)	2.10	0.17	15,603	103.98

16.88	9.52	1.18	0.61	118,963	81.57
16.11	(2.21)	1.18	0.80	44,607	80.08
16.73	30.63	1.22	1.13	18,046	99.98
13.09	10.83	1.27	1.47	944	91.18
11.94	(6.16)	1.24	1.00	934	103.98

17.44	9.59	1.08	0.77	296,965	81.57
16.63	(2.10)	1.08	0.87	274,583	80.08
17.25	30.74	1.12	0.99	259,952	99.98
13.49	10.96	1.17	1.54	195,785	91.18
12.30	(6.01)	1.14	1.17	213,865	103.98

17.27	9.15	1.53	0.29	595	81.57
16.46	(2.60)	1.53	0.38	872	80.08
17.08	30.19	1.57	0.57	1,096	99.98
13.36	10.49	1.62	1.14	929	91.18
12.17	(6.51)	1.59	0.69	820	103.98

See Notes to Financial Statements.	101

Financial Highlights (concluded)

INTERNATIONAL OPPORTUNITIES FUND

	Per Share Operating Performance:
		Investment operations:					Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2015	$16.05	$0.02		$1.35		$1.37	$(0.13)	$(0.48)	$(0.61)
10/31/2014	16.69	0.04		(0.48)		(0.44)	(0.20)	–	(0.20)
10/31/2013	13.07	0.06		3.79		3.85	(0.23)	–	(0.23)
10/31/2012	11.90	0.11		1.11		1.22	(0.05)	–	(0.05)
10/31/2011	12.77	0.07		(0.92)		(0.85)	(0.02)	–	(0.02)

Class R3
10/31/2015	15.97	0.05		1.34		1.39	(0.15)	(0.48)	(0.63)
10/31/2014	16.57	0.07		(0.49)		(0.42)	(0.18)	–	(0.18)
10/31/2013	12.98	0.06		3.78		3.84	(0.25)	–	(0.25)
10/31/2012	11.84	0.13		1.09		1.22	(0.08)	–	(0.08)
10/31/2011	12.72	0.10		(0.92)		(0.82)	(0.06)	–	(0.06)

Class R4
6/30/2015 to 10/31/2015(d)	17.49	–	(c)	(0.48	)(e)	(0.48)	–	–	–

Class R5
6/30/2015 to 10/31/2015(d)	17.92	0.02		(0.50	)(e)	(0.48)	–	–	–

Class R6
6/30/2015 to 10/31/2015(d)	17.92	0.03		(0.50	)(e)	(0.47)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on June 30, 2015.
(e)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses.
(f)	Not annualized.
(g)	Annualized.

102	See Notes to Financial Statements.

			Ratios to average net assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets end of period (000)	Portfolio turnover rate (%)

$16.81	8.92		1.68		0.15		$935	81.57
16.05	(2.69)		1.68		0.26		198	80.08
16.69	29.97		1.72		0.40		201	99.98
13.07	10.35		1.76		0.90		91	91.18
11.90	(6.68)		1.74		0.56		95	103.98

16.73	9.11		1.56		0.29		9,161	81.57
15.97	(2.63)		1.56		0.39		6,000	80.08
16.57	30.14		1.62		0.45		6,133	99.98
12.98	10.49		1.65		1.11		6,212	91.18
11.84	(6.51)		1.60		0.74		5,097	103.98

17.01	(2.74	)(f)	1.35	(g)	0.03	(g)	10	81.57

17.44	(2.68	)(f)	1.10	(g)	0.28	(g)	10	81.57

17.45	(2.62	)(f)	0.93	(g)	0.48	(g)	13	81.57

See Notes to Financial Statements.	103

Financial Highlights

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
10/31/2015	$21.67	$(0.01)	$0.77	$0.76	$(2.87)	$19.56
10/31/2014	21.44	(0.03)	2.16	2.13	(1.90)	21.67
10/31/2013	15.99	– (c)	5.45	5.45	–	21.44
10/31/2012	15.16	(0.03)	0.92	0.89	(0.06)	15.99
10/31/2011	14.45	(0.05)	0.83	0.78	(0.07)	15.16

Class B
10/31/2015	20.41	(0.15)	0.73	0.58	(2.87)	18.12
10/31/2014	20.42	(0.16)	2.05	1.89	(1.90)	20.41
10/31/2013	15.32	(0.12)	5.22	5.10	–	20.42
10/31/2012	14.63	(0.12)	0.87	0.75	(0.06)	15.32
10/31/2011	14.03	(0.14)	0.81	0.67	(0.07)	14.63

Class C
10/31/2015	20.41	(0.15)	0.72	0.57	(2.87)	18.11
10/31/2014	20.42	(0.16)	2.05	1.89	(1.90)	20.41
10/31/2013	15.32	(0.12)	5.22	5.10	–	20.42
10/31/2012	14.62	(0.13)	0.89	0.76	(0.06)	15.32
10/31/2011	14.03	(0.14)	0.80	0.66	(0.07)	14.62

Class F
10/31/2015	21.92	0.02	0.78	0.80	(2.87)	19.85
10/31/2014	21.62	0.02	2.18	2.20	(1.90)	21.92
10/31/2013	16.07	0.05	5.50	5.55	–	21.62
10/31/2012	15.20	0.01	0.92	0.93	(0.06)	16.07
10/31/2011	14.45	(0.01)	0.83	0.82	(0.07)	15.20

Class I
10/31/2015	22.20	0.04	0.79	0.83	(2.87)	20.16
10/31/2014	21.85	0.05	2.20	2.25	(1.90)	22.20
10/31/2013	16.23	0.06	5.56	5.62	–	21.85
10/31/2012	15.34	0.02	0.93	0.95	(0.06)	16.23
10/31/2011	14.57	0.01	0.83	0.84	(0.07)	15.34

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

104	See Notes to Financial Statements.

	Ratios to Average Net Assets:		Supplemental Data:

Total return(b) (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

3.67	1.17	(0.05)	$1,026,959	46.88
10.72	1.26	(0.13)	1,316,790	53.81
34.08	1.28	(0.01)	1,372,436	69.49	(d)
5.89	1.31	(0.19)	870,567	58.84
5.45	1.31	(0.29)	883,444	56.87

2.93	1.92	(0.79)	11,521	46.88
10.02	1.91	(0.78)	18,752	53.81
33.29	1.93	(0.68)	24,911	69.49	(d)
5.14	1.96	(0.83)	13,315	58.84
4.83	1.96	(0.91)	15,700	56.87

2.87	1.92	(0.80)	356,709	46.88
10.02	1.91	(0.79)	404,787	53.81
33.29	1.93	(0.66)	400,420	69.49	(d)
5.21	1.96	(0.83)	248,357	58.84
4.76	1.96	(0.95)	263,798	56.87

3.84	1.02	0.09	557,742	46.88
10.97	1.02	0.11	550,524	53.81
34.54	1.03	0.26	456,370	69.49	(d)
6.13	1.06	0.06	369,321	58.84
5.73	1.07	(0.06)	385,086	56.87

3.94	0.92	0.20	557,008	46.88
11.10	0.92	0.21	647,442	53.81
34.63	0.93	0.33	675,593	69.49	(d)
6.21	0.97	0.15	411,546	58.84
5.82	0.97	0.06	291,056	56.87

See Notes to Financial Statements.	105

Financial Highlights (concluded)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)		Total from investment operations	Net realized gain	Net asset value, end of period
Class P
10/31/2015	$21.51	$(0.05)	$0.77		$0.72	$(2.87)	$19.36
10/31/2014	21.32	(0.05)	2.14		2.09	(1.90)	21.51
10/31/2013	15.90	(0.07)	5.49		5.42	–	21.32
10/31/2012	15.09	(0.04)	0.91		0.87	(0.06)	15.90
10/31/2011	14.40	(0.05)	0.81		0.76	(0.07)	15.09

Class R2
10/31/2015	21.27	(0.08)	0.76		0.68	(2.87)	19.08
10/31/2014	21.13	(0.08)	2.12		2.04	(1.90)	21.27
10/31/2013	15.79	(0.04)	5.38		5.34	–	21.13
10/31/2012	15.01	(0.07)	0.91		0.84	(0.06)	15.79
10/31/2011	14.34	(0.09)	0.83		0.74	(0.07)	15.01

Class R3
10/31/2015	21.37	(0.06)	0.76		0.70	(2.87)	19.20
10/31/2014	21.20	(0.06)	2.13		2.07	(1.90)	21.37
10/31/2013	15.83	(0.03)	5.40		5.37	–	21.20
10/31/2012	15.03	(0.05)	0.91		0.86	(0.06)	15.83
10/31/2011	14.34	(0.07)	0.83		0.76	(0.07)	15.03

Class R4
6/30/2015 to
10/31/2015(e)	20.33	– (c)	(0.76	)(f)	(0.76)	–	19.57

Class R5
6/30/2015 to
10/31/2015(e)	20.93	0.01	(0.78	)(f)	(0.77)	–	20.16

Class R6
6/30/2015 to
10/31/2015(e)	20.93	0.02	(0.78	)(f)	(0.76)	–	20.17

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.
(e)	Commenced on June 30, 2015.
(f)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(g)	Not annualized.
(h)	Annualized.

106	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Total return(b) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

3.50		1.37		(0.25)		$42,225	46.88
10.58		1.36		(0.23)		49,179	53.81
34.09		1.37		(0.34)		54,081	69.49	(d)
5.78		1.41		(0.24)		918	58.84
5.33		1.41		(0.35)		3,392	56.87

3.33		1.53		(0.40)		7,120	46.88
10.42		1.52		(0.38)		10,364	53.81
33.82		1.53		(0.24)		13,922	69.49	(d)
5.61		1.56		(0.44)		11,056	58.84

5.21		1.57		(0.58)		8,804	56.87
3.42		1.42		(0.30)		114,489	46.88
10.54		1.41		(0.29)		133,353	53.81
33.92		1.43		(0.17)		130,597	69.49	(d)
5.74		1.46		(0.35)		86,441	58.84
5.35		1.47		(0.47)		64,504	56.87

(3.74	)(g)	1.15	(h)	(0.07	)(h)	10	46.88

(3.68	)(g)	0.89	(h)	0.19	(h)	10	46.88

(3.63	)(g)	0.82	(h)	0.28	(h)	29,039	46.88

See Notes to Financial Statements.	107

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993.

The Trust currently consists of nine funds. This report covers the following seven funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes during the fiscal year ended October 31, 2015:

Funds	Share Classes
Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”)	A, B, C, F, I, P, R2, R3, R4, R5 and R6
Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)	A, B, C, F, I, P, R2, R3, R4, R5 and R6
Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)	A, B, C, F, I, R2, R3, R4, R5 and R6
Lord Abbett International Core Equity Fund (“International Core Equity Fund”)	A, B, C, F, I, P, R2, R3, R4, R5 and R6
Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”)	A, C, F, I, R2, R3, R4, R5 and R6
Lord Abbett International Opportunities Fund (“International Opportunities Fund”)	A, B, C, F, I, P, R2, R3, R4, R5 and R6
Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)	A, B, C, F, I, P, R2, R3, R4, R5 and R6

The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. As of the date of this report, Alpha Strategy Fund has not issued Class P shares. Classes R4, R5 and R6 shares commenced on June 30, 2015.

Each of Alpha Strategy Fund’s, International Core Equity Fund’s, International Opportunities Fund’s, and Value Opportunities Fund’s investment objective is to seek long-term capital appreciation. Alpha Strategy Fund invests principally in other funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Fundamental Equity Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. Growth Leaders Fund’s investment objective is to seek capital appreciation. International Dividend Income Fund’s investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases

Notes to Financial Statements (continued)

and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord Abbett, each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”). Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in

Notes to Financial Statements (continued)

accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2012 through October 31, 2015. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized loss on foreign currency related transactions in each Fund’s Statement of Operations.

Notes to Financial Statements (continued)

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(k)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk–for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own

Notes to Financial Statements (continued)

assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of October 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

For the year ended October 31, 2015, the effective management fee, net of any applicable waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective
Management Fee
Alpha Strategy Fund	.00%(1)
Fundamental Equity Fund	.52%(2)
Growth Leaders Fund	.40%(3)
International Core Equity Fund	.49%(4)
International Dividend Income Fund	.59%(4)
International Opportunities Fund	.75%(5)
Value Opportunities Fund	.70%(6)

(1)	The management fee for Alpha Strategy Fund is based on the Fund’s average daily net assets at an annual rate of .10%. For the fiscal year ended October 31, 2015 and continuing through February 29, 2016, Lord Abbett has contractually agreed to waive its management fee at an annual rate of .05%. For the fiscal year ended October 31, 2015, Lord Abbett voluntarily waived the remainder of its management fee at an annual rate of .05%. Lord Abbett may discontinue the voluntary waiver or change the level of its voluntary waiver at any time.

(2)	The management fee for Fundamental Equity Fund is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

Notes to Financial Statements (continued)

(3)	The management fee for Growth Leaders Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.55%
Over $2 billion	.50%

(4)	The management fee for International Core Equity Fund and International Dividend Income Fund are based on the Funds’ average daily net assets at the following annual rates:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

(5)	The management fee for International Opportunities Fund is based on the average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

(6)	The management fee for Value Opportunities Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Next $3 billion	.65%
Over $5 billion	.58%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets. Alpha Strategy Fund does not pay such fee.

For the fiscal year ended October 31, 2015 and continuing through February 29, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses for Growth Leaders Fund to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to an annual rate of ..60% for each class, other than Class R6. For Class R6 shares, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .49%.

Effective March 1, 2015 and continuing through February 29, 2016, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

	Funds
Classes	International Core Equity Fund	International Dividend Income Fund
A, B, C, P, R2, R3, R4 and R5	0.87%	0.87%
F and I	0.77%	0.81%
R6	0.70%	0.80%

Prior to March 1, 2015, Lord Abbett had contractually agreed to waive its fees and reimburse expenses for International Core Equity Fund and International Dividend Income Fund to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to an annual rate of .77% for Classes A, B, C, F, I, P, R2 and R3.

All contractual fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Funds’ Board.

Alpha Strategy Fund has entered into a Servicing Arrangement with the Underlying Funds in which it invests, pursuant to which each Underlying Fund will pay a portion of the expenses (excluding

Notes to Financial Statements (continued)

management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of total Underlying Fund shares owned by Alpha Strategy Fund. The expenses assumed by the Underlying Funds are reflected in Expenses assumed by Underlying Funds in Alpha Strategy Fund’s Statement of Operations and Receivables from affiliates on Alpha Strategy Fund’s Statement of Assets and Liabilities.

In addition, Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund, International Dividend Income Fund, International Opportunities Fund, and Value Opportunities Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense of each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of October 31, 2015, the percentages of Fundamental Equity Fund’s, Growth Leaders Fund’s, International Core Equity Fund’s, International Dividend Income Fund’s, International Opportunities Fund’s and Value Opportunities Fund’s outstanding shares owned by each Fund of Funds were as follows:

Fund of Funds	Fundamental Equity Fund	Growth Leaders Fund	International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund	Value Opportunities Fund
Alpha Strategy Fund	–	–	–	–	40.84%	9.17%
Diversified Equity Strategy Fund	1.10%	2.06%	6.12%	–	3.46%	0.98%
Multi-Asset Balanced Opportunity Fund	–	–	–	16.28%	–	–
Multi-Asset Global Opportunity Fund	–	–	–	5.26%	–	–
Multi-Asset Growth Fund	–	–	–	11.92%	–	–
Multi-Asset Income Fund	–	–	–	11.83%	–	–

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A(1)	Class B	Class C	Class F	Class P(2)	Class R2	Class R3	Class R4
Service	.25%	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Prior to March 1, 2015, Class A 12b-1 fees for International Core Equity Fund and International Dividend Income Fund were .35% (.25% service, .10% distribution) of each Fund’s average daily net assets.
(2)	Fundamental Equity Fund, International Core Equity Fund, International Opportunities Fund and Value Opportunities Fund only.

Classes I, R5 and R6 shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2015:

	Distributor	Dealers’
	Commissions	Concessions
Alpha Strategy Fund	$202,241	$1,124,854
Fundamental Equity Fund	269,936	1,472,910
Growth Leaders Fund	510,568	2,929,661
International Core Equity Fund	117,549	618,867
International Dividend Income Fund	412,521	2,174,913
International Opportunities Fund	78,786	427,838
Value Opportunities Fund	192,128	1,035,947

Distributor received the following amount of CDSCs for the fiscal year ended October 31, 2015:

	Class A	Class C
Alpha Strategy Fund	$27,360	$18,416
Fundamental Equity Fund	16,631	45,288
Growth Leaders Fund	79,380	70,217
International Core Equity Fund	553	1,770
International Dividend Income Fund	66,147	45,690
International Opportunities Fund	16,344	2,168
Value Opportunities Fund	10,134	18,469

A Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid quarterly for International Dividend Income Fund and annually for Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund, International Opportunities Fund and Value Opportunities Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Funds’ fiscal year ended October 31, 2015, distributions were declared on November 19, 2015 and paid on November 24, 2015 to shareholders of record on November 23, 2015. The approximate amounts were as follows:

	Net Investment Income	Net Short-Term Capital Gain	Net Long-Term Capital Gain
Fundamental Equity Fund	$41,598,000	$–	$311,274,000
Growth Leaders Fund	–	86,118,000	10,008,000
Value Opportunities Fund	–	–	191,980,000

Notes to Financial Statements (continued)

Subsequent to the Funds’ fiscal year ended October 31, 2015, distributions were declared on December 11, 2015 and paid on December 18, 2015 to shareholders of record on December 17, 2015. The approximate amounts were as follows:

	Net Investment Income	Net Short-Term Capital Gain	Net Long-Term Capital Gain
International Core Equity Fund	$6,596,000	$–	$–
International Opportunities Fund	4,390,000	5,954,000	16,342,000

Subsequent to Alpha Strategy Fund’s fiscal year ended October 31, 2015, distributions were declared on December 11, 2015 and paid on December 22, 2015 to shareholders of record on December 21, 2015. The approximate amounts were as follows:

	Net Investment Income	Net Long-Term Capital Gains
	$6,629,000	$162,271,000

The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014 was as follows:

	Alpha Strategy Fund		Fundamental Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2015	10/31/2014	10/31/2015	10/31/2014
Distributions paid from:
Ordinary income	$17,527,867	$45,823,955	$225,917,626	$208,816,026
Net long-term capital gains	118,549,905	41,361,605	712,708,155	675,477,284
Total distributions paid	$136,077,772	$87,185,560	$938,625,781	$884,293,310

	Growth Leaders Fund		International Core Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2015	10/31/2014	10/31/2015	10/31/2014
Distributions paid from:
Ordinary income	$73,120,882	$29,724,487	$6,527,984	$15,956,504
Net long-term capital gains	925,072	389,799	–	–
Total distributions paid	$74,045,954	$30,114,286	$6,527,984	$15,956,504

	International Dividend Income Fund		International Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2015	10/31/2014	10/31/2015	10/31/2014
Distributions paid from:
Ordinary income	$81,607,020	$116,396,955	$5,964,486	$6,003,315
Net long-term capital gains	141,434,115	–	13,687,933	–
Total distributions paid	$223,041,135	$116,396,955	$19,652,419	$6,003,315

	Value Opportunities Fund
	Year Ended	Year Ended
	10/31/2015	10/31/2014
Distributions paid from:
Ordinary income	$65,969,568	$57,058,078
Net long-term capital gains	343,597,289	221,546,277
Total distributions paid	$409,566,857	$278,604,355

Notes to Financial Statements (continued)

As of October 31, 2015, the components of accumulated gains (losses) on a tax-basis were as follows:

	Alpha	Fundamental
	Strategy Fund	Equity Fund
Undistributed ordinary income – net	$1,215,163	$31,481,796
Undistributed long-term capital gains	162,271,023	311,146,483
Total undistributed earnings	163,486,186	342,628,279
Capital loss carryforwards*	–	(1,280,805)
Temporary differences	(4,604,612)	(797,457)
Unrealized gains – net	128,901,744	354,290,419
Total accumulated gains – net	$287,783,318	$694,840,436

	Growth	International
	Leaders Fund	Core Equity Fund
Undistributed ordinary income – net	$86,116,604	$5,956,036
Undistributed long-term capital gains	9,999,176	–
Total undistributed earnings	96,115,780	5,956,036
Capital loss carryforwards*	–	(203,971,215)
Temporary differences	(626,463)	(143,575)
Unrealized gains – net	93,862,740	1,783,623
Total accumulated gains (losses) – net	$189,352,057	$(196,375,131)

	International	International
	Dividend	Opportunities
	Income Fund	Fund
Undistributed ordinary income – net	$–	$9,656,512
Undistributed long-term capital gains	–	16,340,480
Total undistributed earnings	–	25,996,992
Capital loss carryforwards*	(140,981,481)	–
Temporary differences	(193,715)	(69,341)
Unrealized gains (losses) – net	(227,995,535)	14,362,105
Total accumulated gains (losses) – net	$(369,170,731)	$40,289,756

	Value
	Opportunities Fund
Undistributed long-term capital gains	$191,978,284
Total undistributed earnings	191,978,284
Temporary differences	(6,823,845)
Unrealized gains – net	526,579,026
Total accumulated gains – net	$711,733,465

*	As of October 31, 2015, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2016	2017	Indefinite	Total
Fundamental Equity Fund	$1,280,805	$–	$–	$1,280,805
International Core Equity Fund	–	198,263,766	5,707,449	203,971,215
International Dividend Income Fund	–	–	140,981,481	140,981,481

In accordance with the Regulated Investment Company Modernization Act of 2010, each Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-

Notes to Financial Statements (continued)

enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer late-year ordinary losses during fiscal 2015 as follows:

Alpha Strategy Fund	$4,465,653
Growth Leaders Fund	545,770
Value Opportunities Fund	6,443,872

As of October 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Alpha	Fundamental	Growth
	Strategy Fund	Equity Fund	Leaders Fund
Tax cost	$1,132,124,499	$3,331,715,578	$1,900,206,772
Gross unrealized gain	143,239,501	408,067,440	109,474,868
Gross unrealized loss	(14,337,757)	(53,777,021)	(15,612,128)
Net unrealized security gain	$128,901,744	$354,290,419	$93,862,740

		International
	International	Dividend	International
	Core Equity Fund	Income Fund	Opportunities Fund
Tax cost	$521,649,316	$2,365,771,476	$597,752,961
Gross unrealized gain	42,419,160	116,833,289	51,055,527
Gross unrealized loss	(40,189,434)	(344,367,025)	(36,190,945)
Net unrealized security gain (loss)	$2,229,726	$(227,533,736)	$14,864,582

	Value
	Opportunities Fund
Tax cost	$2,156,762,219
Gross unrealized gain	590,129,691
Gross unrealized loss	(63,550,665)
Net unrealized security gain	$526,579,026

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended October 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed
	(Distributions
	in Excess of)
	Net Investment	Accumulated Net
	Income	Realized Gain (Loss)	Paid-in Capital
Alpha Strategy Fund	$18,539,361	$(18,539,361)	$–
Fundamental Equity Fund	(215,393)	(61,308,102)	61,523,495
Growth Leaders Fund	2,524,646	(2,524,646)	–
International Core Equity Fund	(2,023,299)	2,023,299	–
International Dividend Income Fund	(538,223)	838,265	(300,042)
International Opportunities Fund	(1,914,001)	1,914,001	–
Value Opportunities Fund	(977,987)	977,987	–

Notes to Financial Statements (continued)

The permanent differences are primarily attributable to the tax treatment of net investment losses, certain distributions, certain expenses, foreign currency transactions, and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2015 were as follows:

	Purchases	Sales
Alpha Strategy Fund	$216,029,336	$106,649,673
Fundamental Equity Fund	6,439,538,714	8,172,628,838
Growth Leaders Fund	4,802,394,314	4,264,748,234
International Core Equity Fund	346,330,018	412,984,331
International Dividend Income Fund	1,939,732,815	1,845,801,535
International Opportunities Fund	514,204,860	418,457,221
Value Opportunities Fund	1,383,160,245	1,961,589,977

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2015.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund entered into forward foreign currency exchange contracts for the year ended October 31, 2015 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

As of October 31, 2015, International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund had the following derivatives at fair value, grouped into risk categories that illustrate the Funds’ use of derivative instruments:

	International	International
	Core Equity Fund	Dividend Income Fund
	Foreign	Foreign
	Currency	Currency
Asset Derivatives	Contracts	Contracts
Forward Foreign Currency Exchange Contracts(1)	$804,934	$4,832,911

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	$2,416,285	$19,438,980

Notes to Financial Statements (continued)

International
Opportunities Fund
Foreign
Currency
Asset Derivatives	Contracts
Forward Foreign Currency Exchange Contracts(1)	$2,525,442

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	$1,846,363

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the fiscal year ended October 31, 2015, were as follows:

	International	International
	Core Equity Fund	Dividend Income Fund
	Foreign	Foreign
	Currency	Currency
	Contracts	Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	$(3,270,147)	$(9,736,422)
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	$(1,730,284)	$(37,794,037)
Average Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$207,071,246	$1,718,694,466

International
Opportunities Fund
Foreign
Currency
Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	$(6,246,017)
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	$1,588,021
Average Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$209,518,822

*	Calculated based on notional amounts for the fiscal year ended October 31, 2015.
(1)	Statements of Operations location: Net realized loss on foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

			Alpha Strategy Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$326,276	$–	$326,276
Total	$326,276	$–	$326,276

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$326,276	$–	$–	$(326,276)	$–
Total	$326,276	$–	$–	$(326,276)	$–

	Fundamental Equity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$96,012,810	$–	$96,012,810
Total	$96,012,810	$–	$96,012,810

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$96,012,810	$–	$–	$(96,012,810)	$–
Total	$96,012,810	$–	$–	$(96,012,810)	$–

Notes to Financial Statements (continued)

			Growth Leaders Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$31,052,961	$–	$31,052,961
Total	$31,052,961	$–	$31,052,961

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$31,052,961	$–	$–	$(31,052,961)	$–
Total	$31,052,961	$–	$–	$(31,052,961)	$–

		International Core Equity Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$804,934	$–	$804,934
Repurchase Agreement	9,859,030	–	9,859,030
Total	$10,663,964	$–	$10,663,964

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Bank of America	$4,051	$ (4,051)	$–	$–	$–
Deutsche Bank AG	179,682	(179,682)	–	–	–
Fixed Income Clearing Corp.	9,859,030	–	–	(9,859,030)	–
Goldman Sachs	66,456	(66,456)	–	–	–
J.P. Morgan Chase	374,689	(39,102)	(335,587)	–	–
Morgan Stanley	141,594	(141,594)	–	–	–
UBS AG	38,462	–	–	–	38,462
Total	$10,663,964	$(430,885)	$(335,587)	$(9,859,030)	$38,462

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$2,416,285	$–	$2,416,285
Total	$2,416,285	$–	$2,416,285

Notes to Financial Statements (continued)

			International Core Equity Fund
	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a	Amount(c)
Bank of America	$149,848	$ (4,051)	$–	$–	$145,797
Deutsche Bank AG	417,597	(179,682)	–	–	237,915
Goldman Sachs	683,066	(66,456)	(610,000)	–	6,610
J.P. Morgan Chase	39,102	(39,102)	–	–	–
Morgan Stanley	546,144	(141,594)	(290,000)	–	114,550
Standard Chartered Bank	580,528	–	(570,000)	–	10,528
Total	$2,416,285	$(430,885)	$(1,470,000)	$–	$515,400

		International Dividend Income Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$4,832,911	$–	$4,832,911
Repurchase Agreement	23,200,664	–	23,200,664
Total	$28,033,575	$–	$28,033,575

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Deutsche Bank AG	$209,128	$(209,128)	$–	$–	$–
Fixed Income Clearing Corp.	23,200,664	–	–	(23,200,664)	–
Goldman Sachs	10,448	–	–	–	10,448
J.P. Morgan Chase	644,430	(644,430)	–	–	–
Morgan Stanley	2,030,957	(1,326,841)	(704,116)	–	–
Standard Chartered Bank	1,937,948	(1,937,948)	–	–	–
Total	$28,033,575	$(4,118,347)	$(704,116)	$(23,200,664)	$10,448

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$19,438,980	$–	$19,438,980
Total	$19,438,980	$–	$19,438,980

Notes to Financial Statements (continued)

		International Dividend Income Fund
	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Bank of America	$3,049,861	$–	$(3,049,861)	$–	$–
Barclays Bank plc	178,919	–	(178,919)	–	–
Deutsche Bank AG	2,149,962	(209,128)	(1,940,834)	–	–
J.P. Morgan Chase	6,257,194	(644,430)	(4,830,000)	–	782,764
Morgan Stanley	1,326,841	(1,326,841)	–	–	–
Standard Chartered Bank	5,885,508	(1,937,948)	(3,947,560)	–	–
State Street Bank and Trust	590,695	–	(590,695)	–	–
Total	$19,438,980	$(4,118,347)	$(14,537,869)	$–	$782,764

		International Opportunities Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$2,525,442	$–	$2,525,442
Repurchase Agreement	21,308,292	–	21,308,292
Total	$23,833,734	$–	$23,833,734

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Bank of America	$319,553	$(116,754)	$(202,799)	$–	$–
Barclays Bank plc	669,778	(47,991)	(621,787)	–	–
Deutsche Bank AG	300,071	(300,071)	–	–	–
Fixed Income Clearing Corp.	21,308,292	–	–	(21,308,292)	–
Goldman Sachs	78,595	–	–	–	78,595
J.P. Morgan Chase	761,649	(96,165)	(570,000)	–	95,484
Morgan Stanley	272,613	(272,613)	–	–	–
Standard Chartered Bank	4,838	–	–	–	4,838
UBS AG	118,345	–	–	–	118,345
Total	$23,833,734	$(833,594)	$(1,394,586)	$(21,308,292)	$297,262

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Liabilities	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,846,363	$–	$1,846,363
Total	$1,846,363	$–	$1,846,363

Notes to Financial Statements (continued)

			International Opportunities Fund
	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Pledged(a)	Pledged(a)	Amount(c)
Bank of America	$116,754	$(116,754)	$–	$–	$–
Barclays Bank plc	47,991	(47,991)	–	–	–
Deutsche Bank AG	473,762	(300,071)	–	–	173,691
J.P. Morgan Chase	96,165	(96,165)	–	–	–
Morgan Stanley	1,105,101	(272,613)	(800,000)	–	32,488
State Street Bank and Trust	6,590	–	–	–	6,590
Total	$1,846,363	$(833,594)	$(800,000)	$–	$212,769

		Value Opportunities Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$26,355,834	$–	$26,355,834
Total	$26,355,834	$–	$26,355,834

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$26,355,834	$–	$–	$(26,355,834)	$–
Total	$26,355,834	$–	$–	$(26,355,834)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by each counterparty as of October 31, 2015.
(c)	Net amount represents the amount owed by the Fund to each counterparty as of October 31, 2015.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and a Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

Notes to Financial Statements (continued)

10.	LINE OF CREDIT

Effective August 31, 2015, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of: one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

Prior to August 31, 2015, the Funds and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended October 31, 2015, the Funds did not utilize the Facility or the SSB Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

12.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Alpha Strategy Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the fiscal year ended October 31, 2015:

	Balance of			Balance of		Net Realized		Dividend
	Shares			Shares	Fair	Gain		Income
	Held at	Gross	Gross	Held at	Value at	11/1/2014 to		11/1/2014 to
Affiliated Issuer	10/31/2014	Additions	Sales	10/31/2015	10/31/2015	10/31/2015		10/31/2015
Lord Abbett Developing Growth Fund, Inc. – Class I	8,998,347	2,043,395	(829,305)	10,212,437	$238,460,392	$44,181,134	(a)	$–
Lord Abbett Securities Trust – International Opportunities Fund – Class I	14,750,328	1,834,232	(1,763,676)	14,820,884	258,476,218	12,629,333	(b)	3,596,553
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I	6,811,662	978,712	(1,348,335)	6,442,039	112,413,589	23,065,583	(c)	–
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I	3,649,832	592,972	(135,165)	4,107,639	133,580,421	13,390,385	(d)	–
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I	7,078,265	2,167,841	(395,390)	8,850,716	261,627,157	53,764,081	(e)	673,625
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	11,450,061	1,894,994	(639,589)	12,705,466	256,142,190	32,768,686	(f)	–
Total					$1,260,699,967	$179,799,202		$4,270,178

(a)	Includes $38,678,495 of distributed capital gains.
(b)	Includes $7,399,283 of distributed capital gains.
(c)	Includes $15,818,117 of distributed capital gains.
(d)	Includes $13,100,341 of distributed capital gains.
(e)	Includes $54,493,106 of distributed capital gains.
(f)	Includes $32,882,286 of distributed capital gains.

Notes to Financial Statements (continued)

13.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Large company stocks, in which Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund and International Dividend Income Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks. Small and mid-sized company stocks, in which Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund, International Opportunities Fund and Value Opportunities Fund invest, may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

In general, Growth Leaders Fund employs a growth investing style and Fundamental Equity Fund, International Dividend Income Fund and Value Opportunities Fund employ a value investing style. Growth stocks generally are more volatile than value stocks. The price of value stocks may lag the market for long periods of time.

International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund are subject to the risks of investing in foreign securities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market companies. Similarly, due to their investments in multinational and foreign companies, Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, and Value Opportunities Fund, may similarly experience increased market, liquidity, currency, political, informational and other risks.

International Dividend Income Fund is subject to the risks of investing in dividend paying stocks. Dividend paying stocks may be sensitive to changes in market interest rates, and the prices of such stocks may decline as rates rise. International Dividend Income Fund may be subject to the volatility of stocks that have high dividends per share due to recent decreases in their share prices.

Alpha Strategy Fund’s investments are concentrated in the Underlying Funds and, as a result, the Fund’s performance is directly related to their performance and subject to their risks.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect each Fund’s performance.

Notes to Financial Statements (continued)

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
Alpha Strategy Fund	October 31, 2015		October 31, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,873,964	$120,194,959	4,456,826	$144,266,625
Converted from Class B*	144,500	4,428,542	128,387	4,122,941
Reinvestment of distributions	1,874,861	55,608,381	1,229,371	38,749,806
Shares reacquired	(4,487,732)	(138,427,381)	(5,096,876)	(163,192,257)
Increase	1,405,593	$41,804,501	717,708	$23,947,115

Class B Shares
Shares sold	13,442	$379,613	14,057	$418,789
Reinvestment of distributions	55,791	1,518,640	49,823	1,451,855
Shares reacquired	(113,171)	(3,187,742)	(116,710)	(3,472,192)
Converted to Class A*	(157,919)	(4,428,542)	(139,280)	(4,122,941)
Decrease	(201,857)	$(5,718,031)	(192,110)	$(5,724,489)

Class C Shares
Shares sold	1,822,858	$50,634,624	2,041,211	$60,181,754
Reinvestment of distributions	1,035,610	27,847,560	601,205	17,368,806
Shares reacquired	(1,917,956)	(53,657,179)	(1,687,194)	(49,452,208)
Increase	940,512	$24,825,005	955,222	$28,098,352

Class F Shares
Shares sold	2,626,001	$81,100,949	3,893,432	$125,667,687
Reinvestment of distributions	714,237	21,212,846	338,904	10,695,815
Shares reacquired	(2,476,491)	(76,332,204)	(2,045,281)	(65,409,009)
Increase	863,747	$25,981,591	2,187,055	$70,954,493

Class I Shares
Shares sold	152,896	$4,801,060	353,114	$11,231,550
Reinvestment of distributions	117,541	3,527,389	49,542	1,577,912
Shares reacquired	(437,191)	(13,817,097)	(170,965)	(5,593,213)
Increase (decrease)	(166,754)	$(5,488,648)	231,691	$7,216,249

Class R2 Shares
Shares sold	42,192	$1,256,292	46,530	$1,463,125
Reinvestment of distributions	4,158	121,075	2,178	67,573
Shares reacquired	(62,989)	(1,937,941)	(24,699)	(772,307)
Increase (decrease)	(16,639)	$(560,574)	24,009	$758,391

Class R3 Shares
Shares sold	305,299	$9,338,834	287,480	$9,128,420
Reinvestment of distributions	130,616	3,819,223	80,832	2,515,436
Shares reacquired	(334,311)	(10,107,721)	(293,231)	(9,312,419)
Increase	101,604	$3,050,336	75,081	$2,331,437

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Alpha Strategy Fund	October 31, 2015		October 31, 2014
Class R4 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	313.78	$10,000	–	$–
Increase	313.78	$10,000	–	$–

Class R5 Shares(a)
Shares sold	309.79	$10,000	–	$–
Increase	309.79	$10,000	–	$–

Class R6 Shares(a)
Shares sold	309.79	$10,000	–	$–
Increase	309.79	$10,000	–	$–

		Year Ended		Year Ended
Fundamental Equity Fund	October 31, 2015		October 31, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	11,889,659	$161,233,919	23,177,410	$355,721,430
Converted from Class B*	674,211	8,992,377	796,056	12,221,994
Reinvestment of distributions	33,212,561	443,387,370	29,302,263	431,622,315
Shares reacquired	(61,317,357)	(830,840,457)	(65,598,519)	(1,017,302,933)
Decrease	(15,540,926)	$(217,226,791)	(12,322,790)	$(217,737,194)

Class B Shares
Shares sold	66,635	$825,600	116,377	$1,655,305
Reinvestment of distributions	642,147	7,930,518	667,564	9,225,728
Shares reacquired	(672,389)	(8,346,215)	(807,161)	(11,623,364)
Converted to Class A*	(730,983)	(8,992,377)	(851,002)	(12,221,994)
Decrease	(694,590)	$(8,582,474)	(874,222)	$(12,964,325)

Class C Shares
Shares sold	5,212,851	$64,245,185	9,012,161	$127,676,704
Reinvestment of distributions	11,783,074	144,460,492	9,154,437	125,781,984
Shares reacquired	(24,725,022)	(306,733,625)	(15,615,391)	(225,186,023)
Increase (decrease)	(7,729,097)	$(98,027,948)	2,551,207	$28,272,665

Class F Shares
Shares sold	6,208,465	$82,756,781	22,622,935	$350,175,342
Reinvestment of distributions	8,695,953	115,134,419	5,875,803	85,962,996
Shares reacquired	(31,709,956)	(427,561,453)	(21,427,945)	(329,999,908)
Increase (decrease)	(16,805,538)	$(229,670,253)	7,070,793	$106,138,430

Class I Shares
Shares sold	4,729,463	$63,864,717	6,883,658	$105,887,593
Reinvestment of distributions	5,576,627	74,782,574	4,766,441	70,448,002
Shares reacquired	(20,566,971)	(281,269,863)	(15,116,571)	(236,577,933)
Decrease	(10,260,881)	$(142,622,572)	(3,466,472)	$(60,242,338)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Fundamental Equity Fund	October 31, 2015		October 31, 2014
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	125,349	$1,671,285	188,204	$2,860,804
Reinvestment of distributions	283,708	3,733,602	277,657	4,039,907
Shares reacquired	(714,726)	(9,487,970)	(700,207)	(10,669,645)
Decrease	(305,669)	$(4,083,083)	(234,346)	$(3,768,934)

Class R2 Shares
Shares sold	204,955	$2,705,054	320,912	$4,791,341
Reinvestment of distributions	138,382	1,816,959	153,058	2,219,348
Shares reacquired	(792,407)	(11,000,970)	(732,650)	(11,166,840)
Decrease	(449,070)	$(6,478,957)	(258,680)	$(4,156,151)

Class R3 Shares
Shares sold	1,589,478	$21,040,784	2,801,640	$42,778,487
Reinvestment of distributions	3,968,717	52,307,684	3,398,523	49,516,478
Shares reacquired	(9,043,976)	(121,943,430)	(6,322,131)	(96,499,584)
Decrease	(3,485,781)	$(48,594,962)	(121,968)	$(4,204,619)

Class R4 Shares(a)
Shares sold	739.65	$10,000	–	$–
Increase	739.65	$10,000	–	$–

Class R5 Shares(a)
Shares sold	735	$10,000	–	$–
Increase	735	$10,000	–	$–

Class R6 Shares(a)
Shares sold	735.38	$10,001	–	$–
Increase	735.38	$10,001	–	$–

		Year Ended		Year Ended
Growth Leaders Fund	October 31, 2015		October 31, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	15,770,496	$361,927,702	19,604,170	$426,405,880
Converted from Class B*	59,092	1,359,056	67,796	1,472,786
Reinvestment of distributions	1,148,996	25,277,921	609,302	12,534,111
Shares reacquired	(7,183,725)	(164,150,442)	(7,739,921)	(169,322,766)
Increase	9,794,859	$224,414,237	12,541,347	$271,090,011

Class B Shares
Shares sold	16,336	$370,974	23,941	$513,709
Reinvestment of distributions	15,738	341,521	24,451	499,882
Shares reacquired	(69,515)	(1,551,349)	(79,090)	(1,699,097)
Converted to Class A*	(60,107)	(1,359,056)	(68,394)	(1,472,786)
Decrease	(97,548)	$(2,197,910)	(99,092)	$(2,158,292)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Growth Leaders Fund	October 31, 2015		October 31, 2014
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	9,261,807	$207,326,087	8,367,136	$178,712,962
Reinvestment of distributions	538,527	11,567,556	200,491	4,060,783
Shares reacquired	(2,277,713)	(50,799,246)	(1,219,039)	(26,075,423)
Increase	7,522,621	$168,094,397	7,348,588	$156,698,322

Class F Shares
Shares sold	18,229,630	$421,672,703	24,977,386	$545,302,841
Reinvestment of distributions	1,002,436	22,153,845	304,515	6,282,194
Shares reacquired	(10,037,981)	(229,415,492)	(8,826,195)	(192,234,655)
Increase	9,194,085	$214,411,056	16,455,706	$359,350,380

Class I Shares
Shares sold	1,409,386	$32,621,478	1,208,471	$26,241,730
Reinvestment of distributions	140,149	3,104,296	123,274	2,545,353
Shares reacquired	(629,631)	(14,588,043)	(579,766)	(12,632,881)
Increase	919,904	$21,137,731	751,979	$16,154,202

Class R2 Shares
Shares sold	19,777	$461,212	13,238	$296,770
Reinvestment of distributions	260	5,735	133	2,747
Shares reacquired	(9,815)	(230,023)	(664)	(17,066)
Increase	10,222	$236,924	12,707	$282,451

Class R3 Shares
Shares sold	215,725	$4,921,192	120,338	$2,613,195
Reinvestment of distributions	26,137	573,704	26,337	541,921
Shares reacquired	(112,799)	(2,581,441)	(90,727)	(1,971,851)
Increase	129,063	$2,913,455	55,948	$1,183,265

Class R4 Shares(a)
Shares sold	427	$10,000	–	$–
Increase	427	$10,000	–	$–

Class R5 Shares(a)
Shares sold	423.55	$10,000	–	$–
Increase	423.55	$10,000	–	$–

Class R6 Shares(a)
Shares sold	423.55	$10,000	–	$–
Increase	423.55	$10,000	–	$–

Notes to Financial Statements (continued)

		Year Ended		Year Ended
International Core Equity Fund	October 31, 2015		October 31, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,193,190	$54,446,897	4,029,760	$55,804,705
Converted from Class B*	224,438	2,933,802	280,938	3,893,032
Reinvestment of distributions	310,070	3,950,295	538,647	7,368,673
Shares reacquired	(5,304,255)	(68,693,198)	(8,554,121)	(118,673,624)
Decrease	(576,557)	$(7,362,204)	(3,704,776)	$(51,607,214)

Class B Shares
Shares sold	21,673	$279,684	47,285	$648,357
Reinvestment of distributions	1,924	24,377	13,338	181,000
Shares reacquired	(145,796)	(1,872,858)	(183,468)	(2,513,879)
Converted to Class A*	(226,545)	(2,933,802)	(284,068)	(3,893,032)
Decrease	(348,744)	$(4,502,599)	(406,913)	$(5,577,554)

Class C Shares
Shares sold	425,156	$5,496,648	410,950	$5,647,017
Reinvestment of distributions	13,665	172,731	47,776	647,849
Shares reacquired	(828,050)	(10,615,629)	(889,139)	(12,124,594)
Decrease	(389,229)	$(4,946,250)	(430,413)	$(5,829,728)

Class F Shares
Shares sold	1,255,673	$16,208,527	1,743,639	$24,025,992
Reinvestment of distributions	87,549	1,106,621	214,860	2,917,791
Shares reacquired	(2,169,782)	(28,552,672)	(6,277,445)	(86,114,094)
Decrease	(826,560)	$(11,237,524)	(4,318,946)	$(59,170,311)

Class I Shares
Shares sold	897,756	$11,671,127	1,576,910	$21,977,630
Reinvestment of distributions	52,035	666,045	222,343	3,057,215
Shares reacquired	(3,291,855)	(43,443,304)	(5,728,659)	(80,438,316)
Decrease	(2,342,064)	$(31,106,132)	(3,929,406)	$(55,403,471)

Class P Shares
Shares sold	769	$10,010	1,935	$26,868
Reinvestment of distributions	81	1,034	359	4,907
Shares reacquired	(3,469)	(45,182)	(10,901)	(152,610)
Decrease	(2,619)	$(34,138)	(8,607)	$(120,835)

Class R2 Shares
Shares sold	18,765	$241,118	32,813	$454,647
Reinvestment of distributions	171	2,178	435	5,947
Shares reacquired	(42,699)	(556,709)	(19,505)	(266,696)
Increase (decrease)	(23,763)	$(313,413)	13,743	$193,898

Class R3 Shares
Shares sold	422,703	$5,389,910	378,700	$5,177,113
Reinvestment of distributions	15,641	196,610	25,808	348,410
Shares reacquired	(487,596)	(6,192,504)	(304,343)	(4,160,103)
Increase (decrease)	(49,252)	$(605,984)	100,165	$1,365,420

Notes to Financial Statements (continued)

		Year Ended		Year Ended
International Core Equity Fund	October 31, 2015		October 31, 2014
Class R4 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	766	$10,000	–	$–
Increase	766	$10,000	–	$–

Class R5 Shares(a)
Shares sold	760.46	$10,000	–	$–
Increase	760.46	$10,000	–	$–

Class R6 Shares(a)
Shares sold	760	$10,000	–	$–
Increase	760	$10,000	–	$–

		Year Ended		Year Ended
International Dividend Income Fund	October 31, 2015		October 31, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	34,157,964	$272,558,029	42,828,118	$389,026,577
Reinvestment of distributions	10,387,158	81,737,095	4,703,227	42,949,939
Shares reacquired	(58,002,068)	(441,270,867)	(38,005,152)	(337,789,972)
Increase (decrease)	(13,456,946)	$(86,975,743)	9,526,193	$94,186,544

Class C Shares
Shares sold	4,874,512	$38,668,585	8,594,100	$77,778,091
Reinvestment of distributions	1,658,029	12,971,559	645,448	5,857,311
Shares reacquired	(8,147,609)	(62,688,521)	(3,138,650)	(28,150,985)
Increase (decrease)	(1,615,068)	$(11,048,377)	6,100,898	$55,484,417

Class F Shares
Shares sold	15,483,920	$123,485,702	20,891,112	$191,171,297
Reinvestment of distributions	2,880,914	22,721,013	1,109,171	10,138,406
Shares reacquired	(25,320,078)	(194,252,318)	(10,268,610)	(92,022,452)
Increase (decrease)	(6,955,244)	$(48,045,603)	11,731,673	$109,287,251

Class I Shares
Shares sold	63,634,025	$517,592,988	48,226,380	$442,012,430
Reinvestment of distributions	12,012,645	94,446,085	5,365,301	49,380,978
Shares reacquired	(32,557,178)	(262,765,559)	(54,005,795)	(495,936,568)
Increase (decrease)	43,089,492	$349,273,514	(414,114)	$(4,543,160)

Class R2 Shares
Shares sold	47,458	$377,000	70,578	$654,514
Reinvestment of distributions	4,627	37,120	1,716	15,994
Shares reacquired	(54,530)	(431,260)	(19,595)	(180,846)
Increase (decrease)	(2,445)	$(17,140)	52,699	$489,662

Class R3 Shares
Shares sold	673,339	$5,336,575	869,222	$7,987,709
Reinvestment of distributions	129,406	1,025,596	42,741	395,119
Shares reacquired	(296,827)	(2,307,292)	(201,918)	(1,864,807)
Increase	505,918	$4,054,879	710,045	$6,518,021

Notes to Financial Statements (continued)

		Year Ended		Year Ended
International Dividend Income Fund	October 31, 2015		October 31, 2014
Class R4 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	1,290	$10,000	–	$–
Reinvestment of distributions	7	45	–	–
Increase	1,297	$10,045	–	$–

Class R5 Shares(a)
Shares sold	1,285	$10,000	–	$–
Reinvestment of distributions	8	51	–	–
Increase	1,293	$10,051	–	$–

Class R6 Shares(a)
Shares sold	1,285	$10,000	–	$–
Reinvestment of distributions	8	51	–	–
Increase	1,293	$10,051	–	$–

	Year Ended		Year Ended
International Opportunities Fund	October 31, 2015		October 31, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,674,746	$80,280,418	4,496,628	$77,634,216
Converted from Class B*	49,429	827,168	65,632	1,120,523
Reinvestment of distributions	276,906	4,300,348	77,406	1,285,710
Shares reacquired	(2,772,430)	(45,665,589)	(3,337,854)	(56,663,143)
Increase	2,228,651	$39,742,345	1,301,812	$23,377,306

Class B Shares
Shares sold	9,955	$161,488	13,784	$224,293
Reinvestment of distributions	8,574	126,986	2,328	36,880
Shares reacquired	(58,994)	(937,947)	(85,221)	(1,384,219)
Converted to Class A*	(52,002)	(827,168)	(69,037)	(1,120,523)
Decrease	(92,467)	$(1,476,641)	(138,146)	$(2,243,569)

Class C Shares
Shares sold	857,829	$13,833,966	504,771	$8,172,717
Reinvestment of distributions	48,814	714,146	9,264	145,352
Shares reacquired	(378,535)	(5,891,665)	(223,057)	(3,576,238)
Increase	528,108	$8,656,447	290,978	$4,741,831

Class F Shares
Shares sold	6,733,269	$115,198,773	3,281,278	$56,180,823
Reinvestment of distributions	75,959	1,169,017	12,449	205,039
Shares reacquired	(2,530,053)	(41,734,979)	(1,603,644)	(26,648,234)
Increase	4,279,175	$74,632,811	1,690,083	$29,737,628

Class I Shares
Shares sold	2,086,280	$35,491,113	2,224,095	$38,618,245
Reinvestment of distributions	754,491	11,988,860	232,179	3,942,396
Shares reacquired	(2,327,766)	(39,949,275)	(1,012,931)	(17,860,966)
Increase	513,005	$7,530,698	1,443,343	$24,699,675

Notes to Financial Statements (continued)

		Year Ended		Year Ended
International Opportunities Fund	October 31, 2015		October 31, 2014
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	4,948	$84,028	5,140	$89,626
Reinvestment of distributions	2,158	34,082	648	10,936
Shares reacquired	(25,601)	(408,320)	(16,995)	(293,951)
Decrease	(18,495)	$(290,210)	(11,207)	$(193,389)

Class R2 Shares
Shares sold	54,884	$923,364	1,482	$24,855
Reinvestment of distributions	261	4,015	77	1,271
Shares reacquired	(11,911)	(195,114)	(1,236)	(20,752)
Increase	43,234	$732,265	323	$5,374

Class R3 Shares
Shares sold	270,606	$4,482,189	99,533	$1,683,980
Reinvestment of distributions	15,641	239,311	3,864	63,296
Shares reacquired	(114,354)	(1,882,369)	(97,809)	(1,626,080)
Increase	171,893	$2,839,131	5,588	$121,196

Class R4 Shares(a)
Shares sold	571.76	$10,000	–	$–
Increase	571.76	$10,000	–	$–

Class R5 Shares(a)
Shares sold	558	$10,000	–	$–
Increase	558	$10,000	–	$–

Class R6 Shares(a)
Shares sold	765.22	$13,715	–	$–
Shares reacquired	–	(11)	–	–
Increase	765.22	$13,704	–	$–

		Year Ended		Year Ended
Value Opportunities Fund	October 31, 2015		October 31, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	6,946,059	$138,580,013	11,034,257	$232,005,935
Converted from Class B*	228,109	4,528,890	257,223	5,354,802
Reinvestment of distributions	8,490,788	164,126,941	5,859,617	116,957,952
Shares reacquired	(23,931,040)	(476,865,936)	(20,394,254)	(430,810,561)
Decrease	(8,266,084)	$(169,630,092)	(3,243,157)	$(76,491,872)

Class B Shares
Shares sold	29,738	$542,948	38,949	$764,737
Reinvestment of distributions	129,984	2,342,305	109,518	2,070,988
Shares reacquired	(197,134)	(3,652,958)	(177,143)	(3,531,023)
Converted to Class A*	(245,486)	(4,528,890)	(272,119)	(5,354,802)
Decrease	(282,898)	$(5,296,595)	(300,795)	$(6,050,100)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Value Opportunities Fund	October 31, 2015		October 31, 2014
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	1,754,567	$32,414,877	2,359,917	$46,680,001
Reinvestment of distributions	2,692,059	48,510,902	1,652,048	31,240,230
Shares reacquired	(4,589,904)	(85,326,351)	(3,782,785)	(75,201,809)
Increase (decrease)	(143,278)	$(4,400,572)	229,180	$2,718,422

Class F Shares
Shares sold	9,264,039	$189,741,767	11,248,121	$240,824,053
Reinvestment of distributions	3,203,589	62,726,268	1,702,313	34,284,577
Shares reacquired	(9,484,403)	(191,683,885)	(8,944,383)	(188,470,026)
Increase	2,983,225	$60,784,150	4,006,051	$86,638,604

Class I Shares
Shares sold	3,644,497	$75,270,484	4,567,592	$97,393,753
Reinvestment of distributions	4,011,079	79,700,142	2,762,162	56,292,861
Shares reacquired	(9,191,123)	(190,561,288)	(9,083,119)	(194,857,219)
Decrease	(1,535,547)	$(35,590,662)	(1,753,365)	$(41,170,605)

Class P Shares
Shares sold	327,233	$6,466,393	372,804	$7,781,429
Reinvestment of distributions	337,411	6,464,784	241,852	4,795,921
Shares reacquired	(769,540)	(15,148,909)	(865,194)	(18,072,112)
Decrease	(104,896)	$(2,217,732)	(250,538)	$(5,494,762)

Class R2 Shares
Shares sold	119,878	$2,319,679	172,734	$3,537,034
Reinvestment of distributions	39,381	744,696	32,239	633,161
Shares reacquired	(273,320)	(5,306,824)	(376,581)	(7,790,752)
Decrease	(114,061)	$(2,242,449)	(171,608)	$(3,620,557)

Class R3 Shares
Shares sold	1,052,813	$20,695,808	1,223,005	$25,467,137
Reinvestment of distributions	931,127	17,700,735	600,185	11,829,647
Shares reacquired	(2,261,573)	(44,481,384)	(1,742,803)	(36,050,078)
Increase (decrease)	(277,633)	$(6,084,841)	80,387	$1,246,706

Class R4 Shares(a)
Shares sold	492	$10,000	–	$–
Increase	492	$10,000	–	$–

Class R5 Shares(a)
Shares sold	477.78	$10,000	–	$–
Increase	477.78	$10,000	–	$–

Class R6 Shares(a)
Shares sold	1,442,093	$29,751,358	–	$–
Shares reacquired	(2,355)	(47,360)	–	–
Increase	1,439,738	$29,703,998	–	$–

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced at the close of business on June 30, 2015.

Notes to Financial Statements (concluded)

15.	RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014. The effective dates for interim periods vary for the requirements within this guidance. Management has evaluated the impact of adopting this guidance, and determined the impact will not be material to the Funds’ financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Securities Trust and the Shareholders of Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund and Lord Abbett Value Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund and Lord Abbett Value Opportunities Fund (collectively, the “Funds”), seven of the nine portfolios constituting the Lord Abbett Securities Trust (the “Trust”) as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
December 21, 2015

Investments in Underlying Funds

Alpha Strategy Fund invests in Underlying Funds managed by Lord Abbett. As of October 31, 2015, Alpha Strategy Fund’s long-term investments were allocated among the Underlying Funds as follows:

Underlying Fund Name	% of Investments
Lord Abbett Developing Growth Fund, Inc. – Class I	18.91%
Lord Abbett Securities Trust – International Opportunities Fund – Class I	20.50%
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I	8.92%
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I	10.60%
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I	20.75%
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	20.32%

The Ten Largest Holdings and the Holdings by Sector, as of October 31, 2015, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Ultimate Software Group, Inc. (The)	2.34%
Restoration Hardware Holdings, Inc.	1.85%
ZELTIQ Aesthetics, Inc.	1.67%
Prestige Brands Holdings, Inc.	1.67%
Wayfair, Inc. Class A	1.65%
Panera Bread Co. Class A	1.46%
EPAM Systems, Inc.	1.42%
IMAX Corp.	1.41%
Tyler Technologies, Inc.	1.39%
Paycom Software, Inc.	1.37%

Holdings by Sector*	% of Investments
Consumer Discretionary	17.55%
Consumer Staples	3.74%
Energy	0.83%
Financials	7.77%
Health Care	22.35%
Industrials	8.34%
Information Technology	36.19%
Materials	0.24%
Repurchase Agreement	2.99%
Total	100.00%

* A sector may comprise several industries.

Investments in Underlying Funds (continued)

International Opportunities Fund

Ten Largest Holdings	% of Investments
Dewan Housing Finance Corp., Ltd.	1.74%
SCSK Corp.	1.67%
Merlin Properties Socimi SA	1.65%
Obic Co., Ltd.	1.65%
Spotless Group Holdings Ltd.	1.64%
Techtronic Industries Co., Ltd.	1.59%
Davide Campari-Milano SpA	1.56%
Loomis AB Class B	1.52%
Gategroup Holding AG.	1.51%
Iida Group Holdings Co., Ltd.	1.49%

Holdings by Sector*	% of Investments
Consumer Discretionary	20.52%
Consumer Staples	7.63%
Energy	2.47%
Financials	20.78%
Health Care	3.44%
Industrials	21.64%
Information Technology	12.59%
Materials	3.84%
Telecommunication Services	1.25%
Utilities	2.36%
Repurchase Agreement	3.48%
Total	100.00%

* A sector may comprise several industries.

Micro Cap Growth Fund

Ten Largest Holdings	% of Investments
Inphi Corp.	2.17%
Entravision Communications Corp. Class A	2.06%
Textura Corp.	1.94%
ZELTIQ Aesthetics, Inc.	1.88%
LGI Homes, Inc.	1.88%
American Woodmark Corp.	1.78%
MaxLinear, Inc. Class A	1.74%
Ruckus Wireless, Inc.	1.74%
Intra-Cellular Therapies, Inc.	1.73%
Callidus Software, Inc.	1.68%

Holdings by Sector*	% of Investments
Consumer Discretionary	15.37%
Consumer Staples	2.55%
Energy	0.39%
Financials	6.04%
Health Care	31.36%
Industrials	7.71%
Information Technology	33.29%
Materials	1.03%
Repurchase Agreement	2.26%
Total	100.00%

* A sector may comprise several industries.

Investments in Underlying Funds (continued)

Micro Cap Value Fund

Ten Largest Holdings	% of Investments
Multi-Color Corp.	4.01%
Ameris Bancorp	3.58%
Pacific Premier Bancorp, Inc.	3.18%
Retail Opportunity Investments Corp.	3.15%
First Merchants Corp.	3.00%
BNC Bancorp	2.96%
Chesapeake Utilities Corp.	2.95%
J&J Snack Foods Corp.	2.77%
Aceto Corp.	2.76%
Marcus & Millichap, Inc.	2.71%

Holdings by Sector*	% of Investments
Consumer Discretionary	11.74%
Consumer Staples	6.56%
Energy	4.80%
Financials	33.20%
Health Care	5.08%
Industrials	18.84%
Information Technology	6.81%
Materials	5.34%
Telecommunication Services	1.16%
Utilities	5.13%
Repurchase Agreement	1.34%
Total	100.00%

* A sector may comprise several industries.

Lord Abbett Research Fund, Inc. – Small Cap Value Fund

Ten Largest Holdings	% of Investments
South State Corp.	2.88%
RenaissanceRe Holdings Ltd.	2.69%
IDACORP, Inc.	2.52%
PrivateBancorp, Inc.	2.32%
Electronics for Imaging, Inc.	2.23%
Western Alliance Bancorp	2.21%
STERIS Corp.	2.20%
Mentor Graphics Corp.	2.16%
Carrizo Oil & Gas, Inc.	1.89%
First Industrial Realty Trust, Inc.	1.88%

Investments in Underlying Funds (concluded)

Holdings by Sector*	% of Investments
Consumer Discretionary	11.66%
Consumer Staples	6.22%
Energy	4.67%
Financials	26.74%
Health Care	7.2%
Industrials	11.47%
Information Technology	19.62%
Materials	8.24%
Telecommunication Services	0.57%
Utilities	2.52%
Repurchase Agreement	1.09%
Total	100.00%

* A sector may comprise several industries.

Value Opportunities Fund

Ten Largest Holdings	% of Investments
RenaissanceRe Holdings Ltd.	2.62%
Federal Realty Investment Trust	2.44%
American Water Works Co., Inc.	2.23%
STERIS Corp.	2.20%
Arch Capital Group Ltd.	2.05%
Fidelity National Information Services, Inc.	2.03%
CMS Energy Corp.	2.02%
Booz Allen Hamilton Holding Corp.	1.94%
Pinnacle Foods, Inc.	1.93%
Jarden Corp.	1.87%

Holdings by Sector*	% of Investments
Consumer Discretionary	12.88%
Consumer Staples	3.73%
Energy	4.98%
Financials	25.78%
Health Care	9.04%
Industrials	10.83%
Information Technology	16.65%
Materials	6.36%
Telecommunication Services	1.39%
Utilities	7.38%
Repurchase Agreement	0.98%
Total	100.00%

* A sector may comprise several industries.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Current Position and
Name, Address and	Length of Service	Principal Occupation and Other Directorships
Year of Birth	with the Trust	During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990.
Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Funds also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Length of Service
Name and	Current Position	of Current	Principal Occupation
Year of Birth	with the Trust	Position	During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2005	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Partner and Associate Director, joined Lord Abbett in 2003.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Giulio Martini (1955)	Executive Vice President	Elected in 2015	Director of Strategic Asset Allocation, joined Lord Abbett in 2015 and was formerly Global Investment Strategist at Anderson Global Macro LLC (2012 – 2015) and Chief Investment Officer of Currency Strategies at AllianceBernstein (1985 – 2012).

Justin C. Maurer (1969)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Matthew R. DeCicco (1977)	Vice President	Elected in 2015	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Alpha Strategy Fund	35%	55%
Fundamental Equity Fund	40%	40%
Growth Leaders Fund	9%	8%
International Core Equity Fund	–	100%
International Dividend Income Fund	–	100%
International Opportunities Fund	–	100%
Value Opportunities Fund	40%	41%

Additionally, of the distributions paid to the shareholders during the fiscal year ended October 31, 2015, the following amounts represent short-term and long-term capital gains:

	Short-Term	Long-Term
Fund Name	Capital Gains	Capital Gain
Alpha Strategy Fund	$13,349	$118,549,905
Fundamental Equity Fund	195,876,485	712,708,155
Growth Leaders Fund	73,120,882	925,072
International Dividend Income Fund	–	141,434,115
International Opportunities Fund	–	13,687,933
Value Opportunities Fund	65,969,568	343,597,289

The Funds listed below intend to pass through foreign source income and foreign taxes as follows:

	Foreign
Fund Name	Source Income	Foreign Taxes
Alpha Strategy Fund	3,019,326	461,302
International Core Equity Fund	16,600,583	2,096,829
International Dividend Income Fund	117,005,006	9,845,060
International Opportunities Fund	10,588,321	2,286,375

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.
Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund
Lord Abbett Fundamental Equity Fund
Lord Abbett Growth Leaders Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Dividend Income Fund
Lord Abbett International Opportunities Fund
	Lord Abbett Value Opportunities Fund	LST-2 (12/15)

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Micro Cap Growth Fund
Micro Cap Value Fund

For the fiscal year ended October 31, 2015

Table of Contents

1	A Letter to Shareholders

5	Investment Comparisons

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

10	Micro Cap Growth Fund

13	Micro Cap Value Fund

16	Statements of Assets and Liabilities

17	Statements of Operations

18	Statements of Changes in Net Assets

20	Financial Highlights

24	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Micro Cap Growth Fund and Lord Abbett
Micro Cap Value Fund Annual Report

For the fiscal year ended October 31, 2015

Daria L. Foster, Trustee, President and Chief Executive Officer of the Lord Abbett Funds and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Trustee, President and Chief Executive Officer

Micro Cap Growth Fund

For the fiscal year ended October 31, 2015, the Micro Cap Growth Fund returned 0.65%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Growth Index1, which returned 4.24% over the same period.

Domestic equity markets advanced over the past year, with the representative S&P 500® Index2 rising 5.20% during the trailing 12-month period. Despite this general move upward, there were a few periods of short-term volatility, most notably in January 2015, when the S&P 500 declined 3.1%, and in August 2015, when the index dropped 6.3%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices, with oil in particular plunging 60% from a June 2014 high to a six-year low in March 2015. Finally, the U.S. real gross domestic product (GDP) initially was reported to have

1

contracted by 0.2% in the first quarter of 2015; however, that figure was later revised up to a modest 0.6% expansion. Real GDP in the second quarter of 2015 advanced 3.9%, while the advanced estimate from the Bureau of Economic Analysis indicated that real GDP increased 1.5% in the third quarter of 2015.

The largest detractor from Fund performance during the period was security selection in the consumer discretionary sector. Within this sector, the Fund’s holdings of Rentrak Corp., a media measurement and consumer targeting company, detracted most. Shares of Rentrak fell sharply in August after the company reported quarterly revenue and earnings below consensus estimates. Sequential Brands Group, Inc., the owner of a portfolio of consumer brands in the fashion, active, and lifestyle categories, also detracted from relative performance during the period. Investor concerns related to the company’s exposure to struggling retail distribution partners and uncertainty about the closure of an acquisition caused shares of Sequential Brands to decline.

Security selection in the information technology sector was another detractor from Fund performance during the period. Within this sector, the Fund’s positioning in Gigamon, Inc., the provider of a service that delivers visibility and control of traffic across networks, detracted most from relative performance. During the period in which the Fund held a position in

Gigamon, the company’s share price declined due to recent weakness related to customer concentration. By contrast, the Fund’s benchmark index received a positive return from Gigamon due to the overall gains that Gigamon experienced during the trailing 12 month period. The Fund’s position in Ruckus Wireless, Inc., a global supplier of Wi-Fi solutions, also detracted from relative performance. Shares of Ruckus suffered following disappointing quarterly results in May, when the company reported earnings below consensus estimates and offered forward guidance below expectations as well.

The largest contributor to the Fund’s relative performance during the period was its underweight position in the energy sector. Over the past 12 months, energy was the worst performing sector within the Fund’s benchmark, the Russell Micro Cap Growth Index.1 During this time, the Fund’s average exposure to the energy sector was approximately 2% less than that of its benchmark, which helped relative performance.

Another contributor to Fund performance during the period was security selection in the financials and consumer staples sectors. Within the financials sector, the Fund’s holdings of LendingTree, Inc., an operator of an online loan marketplace, contributed most. Shares of LendingTree surged after the company reported second quarter 2015 earnings and revenue above consensus estimates and offered forward guidance that far

2

exceeded expectations. Another contributor within the financials sector was the Fund’s position in Noah Holdings Ltd., a wealth management service provider for high-net-worth individuals and enterprises in China. Shares of Noah rose in the first quarter of 2015. as the wealth management-focused company was able to successfully capitalize on an advancing Chinese equity market. Within the consumer staples sector, the Fund’s position in Diplomat Pharmacy, Inc., an independent specialty pharmacy, contributed most. Shares rose after the company reported in March 2015 that fourth quarter 2014 earnings and revenue beat consensus estimates, with recent acquisitions and core business growth both contributing to the strong quarter.

Micro Cap Value Fund

For the fiscal year ended October 31, 2015, the Fund returned 2.79%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Value Index,3 which returned -2.06% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500® Index2 rising 5.20% during the trailing 12-month period. Despite this general move upward, there were a few periods of short-term volatility, most notably in January 2015, when the S&P 500 declined 3.1%, and in August 2015, when the index dropped 6.3%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices, with oil, in particular, plunging 60% from a June 2014 high to a six-year low in March 2015. Finally, U.S. real gross domestic product (GDP) initially was reported to have contracted by 0.2% in the first quarter of 2015; however, that figure was later revised up to a modest 0.6% expansion. In the second quarter of 2015, real GDP increased 3.9%, while the advanced estimate from the Bureau of Economic Analysis indicated that real GDP increased 1.5% in the third quarter of 2015.

Stock selection, especially in the industrials and financials sectors, strongly outperformed the Fund’s benchmark during the period. Within the sector, Multi-Color Corporation, a label solutions business, exhibited execution above-peer group margins and exhibited strong organic growth, during a period of positive market perception. In addition, shares of Patrick Industries, Inc., a manufacturer of component products and a distributor of building products and materials, outperformed relative to its sector peer group.

Within the financials sector, shares of Pacific Premier Bancorp, Inc., a bank holding company, increased as the market appeared to react to strong loan production and higher-than-expected revenues. Shares of Ameris Bancorp, a financial holding company, benefited as the market reacted positively to the immediately accretive acquisition of Jacksonville Bancorp.

3

Conversely, stock selection in the energy and consumer staples sectors detracted from the Fund’s relative performance during the period. Shares of Rice Energy Inc., an independent natural gas and oil company, fell amidst concerns over continued natural gas price weakness. Shares of Sanchez Energy Corporation, an independent exploration and production company, also slid as the market reacted poorly to falling natural gas prices.

Within the consumer staples sector, shares of Andersons, Inc., an agriculture-focused diversified company, struggled as industry dynamics remain lackluster and operational challenges continue to limit performance of the company. Shares of Farmer Brothers Co., a manufacturer, wholesaler and distributor of culinary products, fell on weaker-than-expected second fiscal quarter earnings likely due to weak coffee volume growth and higher operating costs.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell Microcap® Growth Index measures the performance of those Russell Micro Cap companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell Microcap® Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

4

Micro Cap Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Growth Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2015

	1 Year	5 Years	10 Years
Class A3	-5.13%	13.00%	10.79%
Class I4	0.71%	14.48%	11.65%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75%

applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2015, is calculated using the SEC required uniform method to compute such return.

4   Performance is at net asset value.

5

Micro Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Value Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2015

	1 Year	5 Years	10 Years
Class A3	-3.14%	9.91%	7.13%
Class I4	2.81%	11.34%	7.96%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2015, is calculated using the SEC required uniform method to compute such return.

4   Performance is at net asset value.

6

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 through October 31, 2015).

Actual Expenses

For each class of each Fund, the first line of the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/15 – 10/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Micro Cap Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/15 -
	5/1/15	10/31/15	10/31/15
Class A
Actual	$1,000.00	$895.70	$8.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.03	$9.25
Class I
Actual	$1,000.00	$896.30	$8.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.03	$9.25

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.82% for Classes A and I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2015

Sector*	%**
Consumer Discretionary	15.37%
Consumer Staples	2.55%
Energy	0.39%
Financials	6.04%
Health Care	31.36%
Industrials	7.71%
Information Technology	33.29%
Materials	1.03%
Repurchase Agreement	2.26%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

8

Micro Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/15	10/31/15	5/1/15 - 10/31/15
Class A
Actual	$1,000.00	$1,046.40	$9.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.13	$9.15
Class I
Actual	$1,000.00	$1,046.70	$9.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.13	$9.15

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.80% for Classes A and I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2015

Sector*	%**
Consumer Discretionary	11.74%
Consumer Staples	6.56%
Energy	4.80%
Financials	33.20%
Health Care	5.08%
Industrials	18.84%
Information Technology	6.81%
Materials	5.34%
Telecommunication Services	1.16%
Utilities	5.13%
Repurchase Agreement	1.34%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

9

Schedule of Investments

MICRO CAP GROWTH FUND October 31, 2015

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.28%

Banks 3.19%
Cardinal Financial Corp.	64,498	$1,466
LegacyTexas Financial Group, Inc.	25,689	737
Live Oak Bancshares, Inc.	71,947	1,032
ServisFirst Bancshares, Inc.	36,151	1,532
Total		4,767

Biotechnology 14.50%
Acceleron Pharma, Inc.*	31,561	985
aTyr Pharma, Inc.*	52,751	657
Blueprint Medicines Corp.*	89,732	1,803
Celldex Therapeutics, Inc.*	66,705	804
Coherus Biosciences, Inc.*	65,058	1,812
Dynavax Technologies Corp.*	67,109	1,524
Epizyme, Inc.*	35,922	470
Five Prime Therapeutics, Inc.*	35,916	1,155
Foundation Medicine, Inc.*	56,732	1,272
Global Blood Therapeutics, Inc.*	18,477	862
Ophthotech Corp.*	31,158	1,556
Repligen Corp.*	41,845	1,391
Sage Therapeutics, Inc.*	44,964	2,258
Sarepta Therapeutics, Inc.*	22,877	550
Seres Therapeutics, Inc.*	26,426	783
Spark Therapeutics, Inc.*	38,867	2,095
Synergy Pharmaceuticals, Inc.*	263,601	1,690
Total		21,667

Building Products 3.31%
American Woodmark Corp.*	36,839	2,678
Builders FirstSource, Inc.*	191,547	2,264
Total		4,942

Chemicals 1.04%
Flotek Industries, Inc.*	85,591	1,549

Commercial Services & Supplies 0.71%
US Ecology, Inc.	26,830	1,052
Investments	Shares	Fair Value (000)
Communications Equipment 2.79%
Applied Optoelectronics, Inc.*	75,094	$1,548
Ruckus Wireless, Inc.*	231,974	2,617
Total		4,165

Construction & Engineering 1.07%
Comfort Systems USA, Inc.	50,227	1,604

Diversified Consumer Services 2.03%
2U, Inc.*	63,226	1,327
Chegg, Inc.*	248,157	1,712
Total		3,039

Food Products 2.56%
Calavo Growers, Inc.	39,621	2,037
Diamond Foods, Inc.*	45,196	1,791
Total		3,828

Health Care Equipment & Supplies 9.22%
AtriCure, Inc.*	60,503	1,121
Endologix, Inc.*	109,943	939
Entellus Medical, Inc.*	47,832	813
Glaukos Corp.*	64,992	1,302
Inogen, Inc.*	40,835	1,745
K2M Group Holdings, Inc.*	41,236	753
LDR Holding Corp.*	31,655	801
Nevro Corp.*	26,168	1,067
NxStage Medical, Inc.*	79,608	1,330
Penumbra, Inc.*	29,122	1,078
ZELTIQ Aesthetics, Inc.*	83,858	2,829
Total		13,778

Health Care Providers & Services 1.90%
HealthEquity, Inc.*	59,876	1,959
Teladoc, Inc.*	44,492	875
Total		2,834

Health Care Technology 1.66%
Evolent Health, Inc. Class A*	74,394	956
Press Ganey Holdings, Inc.*	48,534	1,521
Total		2,477

10	See Notes to Financial Statements.

Schedule of Investments (continued)

MICRO CAP GROWTH FUND October 31, 2015

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 3.73%
BJ’s Restaurants, Inc.*	30,618	$1,315
Chuy’s Holdings, Inc.*	49,552	1,348
Habit Restaurants, Inc.
(The) Class A*	46,269	1,105
Zoe’s Kitchen, Inc.*	52,378	1,803
Total		5,571

Household Durables 2.64%
iRobot Corp.*	37,576	1,127
LGI Homes, Inc.*	100,596	2,820
Total		3,947

Information Technology Services 1.45%
Luxoft Holding, Inc. (Switzerland)*(a)	32,397	2,159

Insurance 0.69%
Universal Insurance Holdings, Inc.	32,680	1,031

Internet & Catalog Retail 0.49%
Etsy, Inc.*	66,659	727

Internet Software & Services 12.15%
Apigee Corp.*	187,076	1,805
Appfolio, Inc. Class A*	67,534	1,183
Benefitfocus, Inc.*	61,179	1,955
Cvent, Inc.*	64,422	2,036
Gogo, Inc.*	114,187	1,613
Hortonworks, Inc.*	71,584	1,393
Q2 Holdings, Inc.*	60,401	1,489
Stamps.com, Inc.*	19,882	1,503
Textura Corp.*	99,269	2,915
TrueCar, Inc.*	122,563	753
Wix.com Ltd. (Israel)*(a)	68,401	1,513
Total		18,158

Leisure Product 1.13%
Smith & Wesson Holding Corp.*	94,590	1,689
Investments	Shares	Fair Value (000)
Life Sciences Tools & Services 0.50%
Pacific Biosciences of California, Inc.*	105,919	$752

Machinery 0.85%
RBC Bearings, Inc.*	18,622	1,274

Media 3.11%
Entravision Communications Corp. Class A	352,593	3,089
Rentrak Corp.*	28,175	1,554
Total		4,643

Oil, Gas & Consumable Fuels 0.39%
GasLog Ltd. (Monaco)(a)	50,781	588

Pharmaceuticals 3.75%
Intersect ENT, Inc.*	40,488	776
Intra-Cellular Therapies, Inc.*	54,227	2,595
Revance Therapeutics, Inc.*	57,116	2,237
Total		5,608

Professional Services 1.31%
Barrett Business Services, Inc.	24,479	1,199
Kforce, Inc.	27,029	760
Total		1,959

Semiconductors & Semiconductor Equipment 4.86%
Inphi Corp.*	109,711	3,266
MaxLinear, Inc. Class A*	201,543	2,620
Silicon Motion Technology Corp. ADR	43,021	1,368
Total		7,254

Software 12.24%
BroadSoft, Inc.*	52,277	1,671
Callidus Software, Inc.*	145,214	2,522
Gigamon, Inc.*	66,239	1,737
Globant SA (Luxembourg)*(a)	56,018	1,937
Glu Mobile, Inc.*	427,674	1,762
Materialise NV ADR*	208,423	1,759

See Notes to Financial Statements.	11

Schedule of Investments (concluded)

MICRO CAP GROWTH FUND October 31, 2015

Investments	Shares	Fair Value (000)
Software (continued)
Paylocity Holding Corp.*	56,428	$1,894
Rapid7, Inc.*	54,697	1,125
Rubicon Project, Inc. (The)*	115,889	1,757
Silver Spring Networks, Inc.*	161,520	2,118
Total		18,282

Specialty Retail 1.62%
MarineMax, Inc.*	50,563	799
Sportsman’s Warehouse Holdings, Inc.*	72,017	775
Tile Shop Holdings, Inc.*	58,698	851
Total		2,425

Textiles, Apparel & Luxury Goods 0.70%
Sequential Brands Group, Inc.*	83,769	1,048

Thrifts & Mortgage Finance 2.19%
HomeStreet, Inc.*	59,737	1,251
LendingTree, Inc.*	16,696	2,026
Total		3,277

Trading Companies & Distributors 0.50%
Rush Enterprises, Inc. Class A*	30,886	753
Total Common Stocks (cost $138,256,265)		146,847
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 2.27%

Repurchase Agreement
Repurchase Agreement dated 10/30/2015, Zero Coupon due 11/2/2015 with Fixed Income Clearing Corp. collateralized by $3,445,000 of U.S. Treasury Note at 0.75% due 1/15/2017; value: $3,462,225; proceeds: $3,392,326 (cost $3,392,326)	$3,392	$3,392
Total Investments in Securities 100.55% (cost $141,648,591)		150,239
Liabilities in Excess of Cash and Other Assets (0.55)%		(823)
Net Assets 100.00%		$149,416

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$146,847	$–	$–	$146,847
Repurchase Agreement	–	3,392	–	3,392
Total	$146,847	$3,392	$–	$150,239

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2015.

12	See Notes to Financial Statements.

Schedule of Investments

MICRO CAP VALUE FUND October 31, 2015

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 96.96%

Auto Components 2.25%
Gentherm, Inc.*	42,922	$2,110
Tower International, Inc.*	62,700	1,722
Total		3,832

Banks 17.66%
Ameris Bancorp	190,300	5,994
BNC Bancorp	221,000	4,961
CoBiz Financial, Inc.	130,366	1,624
First Merchants Corp.	191,279	5,017
Pacific Premier Bancorp, Inc.*	249,300	5,323
Renasant Corp.	105,800	3,664
South State Corp.	45,000	3,488
Total		30,071

Building Products 3.67%
Gibraltar Industries, Inc.*	69,409	1,758
Patrick Industries, Inc.*	110,600	4,488
Total		6,246

Chemicals 2.41%
Chase Corp.	44,500	1,976
Quaker Chemical Corp.	26,800	2,128
Total		4,104

Commercial Services & Supplies 3.94%
Multi-Color Corp.	86,300	6,718

Containers & Packaging 0.63%
Multi Packaging Solutions International Ltd.*	65,416	1,070

Diversified Telecommunication Services 1.14%
Cogent Communications Holdings, Inc.	63,019	1,936

Electrical Equipment 1.44%
AZZ, Inc.	44,200	2,446
Investments	Shares	Fair Value (000)
Electronic Equipment, Instruments & Components 2.47%
CTS Corp.	157,025	$2,855
Orbotech Ltd. (Israel)*(a)	81,200	1,344
Total		4,199

Food Products 4.09%
Diamond Foods, Inc.*	25,300	1,002
Farmer Bros Co.*	46,600	1,323
J&J Snack Foods Corp.	37,750	4,635
Total		6,960

Gas Utilities 2.90%
Chesapeake Utilities Corp.	94,500	4,934

Health Care Providers & Services 4.99%
Aceto Corp.	153,300	4,623
Providence Service Corp. (The)*	74,900	3,869
Total		8,492

Hotels, Restaurants & Leisure 1.41%
Denny’s Corp.*	219,300	2,403

Household Durables 2.94%
Ethan Allen Interiors, Inc.	94,702	2,577
Libbey, Inc.	72,000	2,422
Total		4,999

Household Products 2.36%
WD-40 Co.	42,000	4,014

Insurance 1.74%
AMERISAFE, Inc.	54,200	2,966

Machinery 4.28%
Lydall, Inc.*	116,700	3,994
Standex International Corp.	36,700	3,293
Total		7,287

See Notes to Financial Statements.	13

Schedule of Investments (continued)

MICRO CAP VALUE FUND October 31, 2015

Investments	Shares	Fair Value (000)
Oil, Gas & Consumable Fuels 4.72%
Carrizo Oil & Gas, Inc.*	84,012	$3,162
Parsley Energy, Inc. Class A*	107,228	1,901
Rice Energy, Inc.*	83,375	1,272
RSP Permian, Inc.*	62,099	1,703
Total		8,038

Paper & Forest Products 2.20%
Neenah Paper, Inc.	55,675	3,753

Professional Services 1.74%
ICF International, Inc.*	96,768	2,968

Real Estate Investment Trusts 7.40%
CoreSite Realty Corp.	54,500	2,995
Physicians Realty Trust	270,999	4,330
Retail Opportunity Investments Corp.	291,000	5,276
Total		12,601

Real Estate Management & Development 4.73%
Marcus & Millichap, Inc.*	103,900	4,527
RE/MAX Holdings, Inc. Class A	93,700	3,530
Total		8,057

Road & Rail 0.47%
Roadrunner Transportation Systems, Inc.*	75,700	805

Semiconductors & Semiconductor Equipment 2.09%
Silicon Motion Technology Corp. ADR	112,000	3,560

Specialty Retail 4.12%
Express, Inc.*	139,500	2,692
Francesca’s Holdings Corp.*	303,700	4,316
Total		7,008
Investments	Shares	Fair Value (000)
Technology Hardware, Storage & Peripherals 2.14%
Electronics for Imaging, Inc.*	78,400	$3,641

Textiles, Apparel & Luxury Goods 0.82%
Steven Madden Ltd.*	40,100	1,397

Thrifts & Mortgage Finance 1.09%
Essent Group Ltd.*	77,400	1,865

Trading Companies & Distributors 2.97%
Lawson Products, Inc.*	123,800	3,220
Rush Enterprises, Inc. Class A*	75,300	1,836
Total		5,056

Water Utilities 2.15%
Connecticut Water Service, Inc.	99,300	3,655
Total Common Stocks (cost $124,138,894)		165,081

	Principal Amount (000)
SHORT-TERM INVESTMENT 1.32%

Repurchase Agreement
Repurchase Agreement dated 10/30/2015, Zero Coupon due 11/2/2015 with Fixed Income Clearing Corp. collateralized by $2,280,000 of U.S. Treasury Note at 0.75% due 1/15/2017; value: $2,291,400; proceeds: $2,244,502 (cost $2,244,502)	$2,245	2,245
Total Investments in Securities 98.28% (cost $126,383,396)		167,326
Cash and Other Assets in Excess of Liabilities 1.72%		2,922
Net Assets 100.00%		$170,248

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

14	See Notes to Financial Statements.

Schedule of Investments (concluded)

MICRO CAP VALUE FUND October 31, 2015

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$165,081	$–	$–	$165,081
Repurchase Agreement	–	2,245	–	2,245
Total	$165,081	$2,245	$–	$167,326

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2015.

See Notes to Financial Statements.	15

Statements of Assets and Liabilities

October 31, 2015

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
ASSETS:
Investments in securities, at cost	$141,648,591	$126,383,396
Investments in securities, at fair value	$150,238,965	$167,326,449
Cash	580,085	383,808
Receivables:
Investment securities sold	4,074,654	3,629,524
Dividends	3,597	5,866
Capital shares sold	28,276	5,894
Prepaid expenses	7,038	14,852
Total assets	154,932,615	171,366,393
LIABILITIES:
Payables:
Investment securities purchased	5,212,780	792,839
Capital shares reacquired	3,812	5,401
Management fee	193,057	214,186
Trustees’ fees	16,513	18,388
Fund administration	5,148	5,712
To affiliate (See Note 3)	26,630	29,086
Accrued expenses	58,473	52,609
Total liabilities	5,516,413	1,118,221
NET ASSETS	$149,416,202	$170,248,172
COMPOSITION OF NET ASSETS:
Paid-in capital	$118,320,090	$126,774,514
Accumulated net investment loss	(561,925)	(1,304,593)
Accumulated net realized gain on investments	23,067,663	3,835,198
Net unrealized appreciation on investments	8,590,374	40,943,053
Net Assets	$149,416,202	$170,248,172
Net assets by class:
Class A Shares	$13,280,180	$17,197,889
Class I Shares	$136,136,022	$153,050,283
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	813,445	548,820
Class I Shares	7,803,011	4,706,704
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$16.33	$31.34
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$17.33	$33.25
Class I Shares-Net asset value	$17.45	$32.52

16	See Notes to Financial Statements.

Statements of Operations

For the Year Ended October 31, 2015

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $0 and $2,977, respectively)	$277,308	$1,524,414
Total investment income	277,308	1,524,414
Expenses:
Management fee	2,575,423	2,480,752
Shareholder servicing	50,122	41,537
Professional	45,983	45,960
Reports to shareholders	8,197	7,941
Fund administration	68,678	66,153
Custody	27,244	7,057
Trustees’ fees	5,920	5,643
Registration	31,974	33,163
Subsidy (See Note 3)	243,296	240,099
Other	24,995	23,910
Gross expenses	3,081,832	2,952,215
Expense reductions (See Note 8)	(39)	(34)
Net expenses	3,081,793	2,952,181
Net investment loss	(2,804,485)	(1,427,767)
Net realized and unrealized gain (loss):
Net realized gain on investments	28,749,646	3,889,353
Net change in unrealized appreciation/depreciation on investments	(22,832,254)	2,234,855
Net realized and unrealized gain	5,917,392	6,124,208
Net Increase in Net Assets Resulting From Operations	$3,112,907	$4,696,441

See Notes to Financial Statements.	17

Statements of Changes in Net Assets

	Micro Cap Growth Fund
	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2015	October 31, 2014
Operations:
Net investment loss	$(2,804,485)	$(2,457,704)
Net realized gain on investments	28,749,646	20,636,719
Net change in unrealized appreciation/depreciation on investments	(22,832,254)	(1,527,370)
Net increase in net assets resulting from operations	3,112,907	16,651,645
Distributions to shareholders from:
Net realized gain
Class A	(1,633,376)	(3,137,466)
Class I	(18,532,831)	(35,954,135)
Total distributions to shareholders	(20,166,207)	(39,091,601)
Capital share transactions (See Note 12):
Net proceeds from sales of shares	7,961,986	16,550,517
Reinvestment of distributions	18,676,181	36,811,431
Cost of shares reacquired	(29,706,060)	(13,570,868)
Net increase (decrease) in net assets resulting from capital share transactions	(3,067,893)	39,791,080
Net increase (decrease) in net assets	(20,121,193)	17,351,124
NET ASSETS:
Beginning of year	$169,537,395	$152,186,271
End of year	$149,416,202	$169,537,395
Accumulated net investment loss	$(561,925)	$(507,881)

18	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Micro Cap Value Fund
	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	October 31, 2015	October 31, 2014
Operations:
Net investment loss	$(1,427,767)	$(1,225,079)
Net realized gain on investments	3,889,353	17,316,351
Net change in unrealized appreciation/depreciation on investments	2,234,855	1,456,882
Net increase in net assets resulting from operations	4,696,441	17,548,154
Distributions to shareholders from:
Net realized gain
Class A	(1,798,650)	(3,831,074)
Class I	(14,912,161)	(14,965,367)
Total distributions to shareholders	(16,710,811)	(18,796,441)
Capital share transactions (See Note 12):
Net proceeds from sales of shares	8,732,431	11,494,312
Reinvestment of distributions	15,741,765	16,966,402
Cost of shares reacquired	(9,053,255)	(20,473,797)
Net increase in net assets resulting from capital share transactions	15,420,941	7,986,917
Net increase in net assets	3,406,571	6,738,630
NET ASSETS:
Beginning of year	$166,841,601	$160,102,971
End of year	$170,248,172	$166,841,601
Accumulated net investment loss	$(1,304,593)	$(1,212,164)

See Notes to Financial Statements.	19

Financial Highlights

MICRO CAP GROWTH FUND

			Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain	Net asset value, end of year
Class A
10/31/2015	$18.56	$(0.30)	$0.42	$0.12	$(2.35)	$16.33
10/31/2014	22.57	(0.28)	2.27	1.99	(6.00)	18.56
10/31/2013	14.03	(0.29)	8.94	8.65	(0.11)	22.57
10/31/2012	15.98	(0.28)	0.79	0.51	(2.46)	14.03
10/31/2011	15.47	(0.33)	0.84	0.51	–	15.98

Class I
10/31/2015	19.67	(0.32)	0.45	0.13	(2.35)	17.45
10/31/2014	23.57	(0.29)	2.39	2.10	(6.00)	19.67
10/31/2013	14.64	(0.29)	9.33	9.04	(0.11)	23.57
10/31/2012	16.52	(0.25)	0.83	0.58	(2.46)	14.64
10/31/2011	15.96	(0.30)	0.86	0.56	–	16.52

(a)	Calculated using average shares outstanding during the year.
(b)	Total return for class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for class I assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

	Ratios to Average Net Assets:		Supplemental Data:

Total return(b) (%)	Total expenses (%)	Net investment loss (%)	Net assets, end of year (000)	Portfolio turnover rate (%)

0.65	1.80	(1.64)	$13,280	202.96
10.57	1.78	(1.50)	12,881	208.12
62.14	1.85	(1.64)	11,220	197.69
4.86	2.09	(1.92)	11,484	119.77
3.30	2.07	(1.98)	15,271	120.62

0.71	1.80	(1.63)	136,136	202.96
10.58	1.78	(1.50)	156,657	208.12
62.22	1.81	(1.60)	140,967	197.69
5.10	1.84	(1.68)	89,897	119.77
3.57	1.82	(1.73)	93,934	120.62

See Notes to Financial Statements.	21

Financial Highlights

MICRO CAP VALUE FUND

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
	Net asset value, beginning of year	Net invest- ment loss(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2015	$34.19	$(0.26)	$1.00	$0.74	$ –	$(3.59)	$(3.59)
10/31/2014	34.74	(0.23)	3.84	3.61	–	(4.16)	(4.16)
10/31/2013	26.52	(0.10)	8.32	8.22	–	–	–
10/31/2012	22.88	(0.08)	3.72	3.64	–	–	–
10/31/2011	23.33	(0.29)	(0.16)	(0.45)	–	–	–

Class I
10/31/2015	35.34	(0.27)	1.04	0.77	–	(3.59)	(3.59)
10/31/2014	35.77	(0.26)	3.99	3.73	–	(4.16)	(4.16)
10/31/2013	27.32	(0.09)	8.56	8.47	(0.02)	–	(.02)
10/31/2012	23.50	(0.02)	3.84	3.82	–	–	–
10/31/2011	23.91	(0.24)	(0.17)	(0.41)	–	–	–

(a)	Calculated using average shares outstanding during the year.
(b)	Total return for class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for class I assumes the reinvestment of all distributions.

22	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net asset value, end of year	Total return(b) (%)	Total expenses (%)	Net investment loss (%)	Net assets end of year (000)	Portfolio turnover rate (%)

$31.34	2.79	1.79	(0.86)	$17,198	70.40
34.19	11.16	1.76	(0.68)	20,028	59.95
34.74	31.00	1.82	(0.34)	32,010	73.58
26.52	15.91	2.05	(0.32)	30,512	34.25
22.88	(1.93)	2.04	(1.17)	26,239	56.97

32.52	2.81	1.79	(0.86)	153,050	70.40
35.34	11.18	1.77	(0.74)	146,813	59.95
35.77	31.02	1.78	(0.29)	128,093	73.58
27.32	16.21	1.80	(0.09)	96,962	34.25
23.50	(1.67)	1.79	(0.92)	94,796	56.97

See Notes to Financial Statements.	23

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993. The Trust currently consists of nine funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Micro-Cap Growth Fund (“Micro Cap Growth Fund”), Class A and I shares and Lord Abbett Micro-Cap Value Fund (“Micro Cap Value Fund”), Class A and I shares. The investment objective of both Micro Cap Growth Fund and Micro Cap Value Fund is long-term capital appreciation.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. A contingent deferred sales charge (“CDSC”) may apply to certain redemptions of Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus). Class I shares are not subject to any sales charges.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent

24

Notes to Financial Statements (continued)

purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2012 through October 31, 2015. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses incurred by the Funds, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A shares bear class-specific expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing

25

Notes to Financial Statements (continued)

the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments as of October 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of 1.50%, which was each Fund’s annualized effective management fee rate for the fiscal year ended October 31, 2015.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

Each Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”) of the Trust, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by Alpha Strategy Fund. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliate on each Fund’s Statement of Assets and Liabilities.

As of October 31, 2015, the percentages of Micro Cap Growth Fund’s and Micro Cap Value Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund were 74.76% and 78.16%, respectively.

26

Notes to Financial Statements (continued)

12b- 1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A shares pursuant to Rule 12b-1 under the Act under which the Board may authorize the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. During the fiscal year ended October 31, 2015, the Board did not authorize such Class A 12b-1 fees.

Class I shares do not have a distribution plan.

A Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually for each fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to the Funds’ fiscal year ended October 31, 2015, distributions were declared on November 19, 2015 and paid on November 24, 2015 to shareholders of record on November 23, 2015. The approximate amounts were as follows:

	Short-Term	Long-Term
	Capital Gains	Capital Gains

Micro Cap Growth Fund	$6,651,000	$20,229,000
Micro Cap Value Fund	–	3,888,000

The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014 was as follows:

	Micro Cap Growth Fund		Micro Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2015	10/31/2014	10/31/2015	10/31/2014
Distributions paid from:
Ordinary income	$3,677,493	$26,623,391	$–	$–
Net long-term capital gains	16,488,714	12,468,210	16,710,811	18,796,441
Total distributions paid	$20,166,207	$39,091,601	$16,710,811	$18,796,441

As of October 31, 2015, the components of accumulated gains on a tax-basis were as follows:

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
Undistributed ordinary income - net	$6,650,242	$–
Undistributed long-term capital gains	20,228,802	3,888,228
Total undistributed earnings	26,879,044	3,888,228
Temporary differences	(561,925)	(1,304,593)
Unrealized gains - net	4,778,993	40,890,023
Total accumulated gains - net	$31,096,112	$43,473,658

27

Notes to Financial Statements (continued)

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. Each Fund incurred and will elect to defer late-year ordinary losses during fiscal 2015 as follows:

Micro Cap Growth Fund	$ 545,412
Micro Cap Value Fund	1,286,205

As of October 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
Tax cost	$145,459,972	$126,436,426
Gross unrealized gain	12,334,646	43,532,372
Gross unrealized loss	(7,555,653)	(2,642,349)
Net unrealized security gain	$4,778,993	$40,890,023

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended October 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Accumulated	Accumulated
	Net Investment	Net Realized	Paid-in
	Loss	Gain	Capital
Micro Cap Growth Fund	$2,750,441	$(2,750,441)	$ –
Micro Cap Value Fund	1,335,338	–	(1,335,338)

The permanent differences are attributable to the tax treatment of net operating losses, certain securities and certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2015 were as follows:

	Purchases	Sales
Micro Cap Growth Fund	$334,651,855	$360,123,305
Micro Cap Value Fund	113,182,535	119,281,393

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2015.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosure to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of

28

Notes to Financial Statements (continued)

default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

			Micro Cap Growth Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$3,392,326	$ –	$3,392,326
Total	$3,392,326	$ –	$3,392,326

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$3,392,326	$–	$–	$(3,392,326)	$–
Total	$3,392,326	$–	$–	$(3,392,326)	$–

			Micro Cap Value Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$2,244,502	$ –	$2,244,502
Total	$2,244,502	$ –	$2,244,502

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$2,244,502	$–	$–	$(2,244,502)	$–
Total	$2,244,502	$–	$–	$(2,244,502)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2015.

7.	TRUSTEES’ REMUNERATION

The Trust’s officers and a Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

29

Notes to Financial Statements (continued)

8.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

9.	LINE OF CREDIT

Effective August 31, 2015, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of: one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

Prior to August 31, 2015, the Funds and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended October 31, 2015, the Funds did not utilize the Facility or the SSB Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

11.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and growth or value stocks. The value of an investment in each Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Funds invest. Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks. In the case of Micro Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund’s volatility. In the case of Micro Cap Value Fund, the prices of value stocks in which it generally invests may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

These factors can affect each Fund’s performance.

30

Notes to Financial Statements (concluded)

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
Micro Cap Growth Fund	October 31, 2015		October 31, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	84,144	$1,509,470	103,506	$2,045,415
Reinvestment of distributions	100,381	1,633,205	180,089	3,137,146
Shares reacquired	(65,192)	(1,229,708)	(86,690)	(1,587,982)
Increase	119,333	$1,912,967	196,905	$3,594,579

Class I Shares
Shares sold	339,691	$6,452,516	770,587	$14,505,102
Reinvestment of distributions	980,044	17,042,976	1,823,188	33,674,285
Shares reacquired	(1,481,051)	(28,476,352)	(610,341)	(11,982,886)
Increase (decrease)	(161,316)	$(4,980,860)	1,983,434	$36,196,501

	Year Ended		Year Ended
Micro Cap Value Fund	October 31, 2015		October 31, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,393	$133,102	10,203	$337,955
Reinvestment of distributions	57,549	1,701,736	93,032	2,979,819
Shares reacquired	(98,955)	(3,255,230)	(438,816)	(14,299,631)
Decrease	(37,013)	$(1,420,392)	(335,581)	$(10,981,857)

Class I Shares
Shares sold	279,535	$8,599,329	328,999	$11,156,357
Reinvestment of distributions	457,479	14,040,029	422,555	13,986,583
Shares reacquired	(185,093)	(5,798,025)	(177,565)	(6,174,166)
Increase	551,921	$16,841,333	573,989	$18,968,774

13.	RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014. The effective dates for interim periods vary for the requirements within this guidance. Management has evaluated the impact of adopting this guidance, and determined the impact will not be material to the Funds’ financial statement disclosures.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Securities Trust and Shareholders of Lord Abbett Micro Cap Growth Fund and Lord Abbett Micro Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Micro Cap Growth Fund and Lord Abbett Micro Cap Value Fund, two of the nine portfolios constituting the Lord Abbett Securities Trust (the “Trust”), as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Micro Cap Growth Fund and Lord Abbett Micro Cap Value Fund of the Lord Abbett Securities Trust as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 21, 2015

32

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

33

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates,Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

34

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Funds also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2005	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Partner and Associate Director, joined Lord Abbett in 2003.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Giulio Martini (1955)	Executive Vice President	Elected in 2015	Director of Strategic Asset Allocation, joined Lord Abbett in 2015 and was formerly Global Investment Strategist at Anderson Global Macro LLC (2012 – 2015) and Chief Investment Officer of Currency Strategies at AllianceBernstein (1985 – 2012).

Justin C. Maurer (1969)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Portfolio Manager, joined Lord Abbett in 2001.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

35

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Matthew R. DeCicco (1977)	Vice President	Elected in 2015	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

36

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

Of the distributions paid by Micro Cap Growth Fund and Micro Cap Value Fund to shareholders during the fiscal year ended October 31, 2015, $16,488,714 and $16,710,811, respectively, represent long-term capital gains.

Of the distributions paid by Micro Cap Growth Fund to shareholders during the fiscal year ended October 31, 2015, $3,677,493 represents short-term capital gains.

11% of the ordinary income distributions paid by Micro Cap Growth Fund during the fiscal year ended October 31, 2015 is qualified dividend income. For corporate shareholders, 11% of Micro Cap Growth Fund’s ordinary income distributions qualified for the dividends received deduction.

37

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Securities Trust

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Micro-Cap Growth Fund Lord Abbett Micro-Cap Value Fund	LAMCVF-2 (12/15)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2015 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2015 and 2014 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2015	2014
Audit Fees {a}	$381,000	$374,900
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	381,000	374,900

Tax Fees {b}	83,120	81,008
All Other Fees	- 0 -	- 0 -

Total Fees	$464,120	$455,908

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2015 and 2014 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2015 and 2014 were:

	Fiscal year ended:
	2015	2014
All Other Fees {a}	$185,031	$185,734

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2015 and 2014 were:

	Fiscal year ended:
	2015	2014
All Other Fees	$- 0 -	$- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 21, 2015

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 21, 2015

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 21, 2015